UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
LA JOLLA PHARMACEUTICAL COMPANY

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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(4)	Proposed maximum aggregate value of transaction:

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
YOUR VOTE IS IMPORTANT
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING THE SOLICITATION
VOTING
PROPOSAL 1 APPROVAL OF THE EQUITY ISSUANCE
Our board of directors unanimously recommends that you vote FOR Proposal 1.
PROPOSAL 2 APPROVAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
PROPOSAL 3 AMENDMENT OF THE LA JOLLA PHARMACEUTICAL COMPANY 2004 EQUITY INCENTIVE PLAN
PROPOSAL 4 APPROVAL OF ONE-FOR-FIVE REVERSE STOCK SPLIT
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
STOCK PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION
ANNEX A
LA JOLLA PHARMACEUTICAL COMPANY SECURITIES PURCHASE AGREEMENT
ANNEX B
FORM OF CLOSING WARRANT (WARRANT A)
ANNEX C
FORM OF CLOSING WARRANT (WARRANT B)
ANNEX D
FORM OF CONTINGENT WARRANT
ANNEX E
REGISTRATION RIGHTS AGREEMENT
ANNEX F
RETENTION AGREEMENTS
ANNEX G
FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF LA JOLLA PHARMACEUTICAL COMPANY
ANNEX H
LA JOLLA PHARMACEUTICAL COMPANY 2004 EQUITY INCENTIVE PLAN (as proposed to be amended)
ANNEX I
FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF LA JOLLA PHARMACEUTICAL COMPANY

LA JOLLA PHARMACEUTICAL COMPANY
6455 Nancy Ridge Drive
San Diego, California 92121
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on Friday, December 2, 2005
       A special meeting of stockholders of La Jolla Pharmaceutical Company, a Delaware corporation, will be held at our offices at 6455 Nancy Ridge Drive, San Diego, California 92121 on Friday, December 2, 2005, at 10:00 a.m. (local time) for the following purposes:

1.	To approve the proposed issuance of our common stock and warrants to purchase our common stock to certain investors pursuant to the Securities Purchase Agreement, dated as of October 6, 2005.

2.	To approve the proposed amendment of our certificate of incorporation to increase the authorized number of shares of our common stock by 50,000,000.

3.	To approve the proposed amendment of the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (i) to increase the number of shares of our common stock that may be issued under the plan by 16,000,000, (ii) to increase the number of shares of our common stock that may be issued under the plan to any eligible person in any calendar year by 6,000,000 and (iii) to eliminate the current minimum restriction period requirements with respect to restricted stock granted under the plan.

4.	To approve the proposed decrease in the number of issued and outstanding shares of our common stock by means of a one-for-five reverse stock split.

5.	To transact such other business that may properly come before the meeting or any adjournment thereof.
      Our board of directors unanimously recommends that you vote FOR Proposals 1 through 4 above.

By order of the board of directors,

Steven B. Engle
Chairman and Chief Executive Officer
San Diego, California
October      , 2005
YOUR VOTE IS IMPORTANT
Our board of directors has fixed the close of business on October 14, 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the special meeting. All stockholders are invited to attend the special meeting. You are urged to sign, date and complete the enclosed proxy card and return it as soon as possible, even if you plan to attend the meeting in person. If you attend the meeting and wish to vote your shares in person, you may do so even if you have signed and returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

LA JOLLA PHARMACEUTICAL COMPANY
6455 Nancy Ridge Drive
San Diego, California 92121
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
To Be Held on Friday, December 2, 2005
INFORMATION CONCERNING THE SOLICITATION
       This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of La Jolla Pharmaceutical Company, a Delaware corporation, to be used at a special meeting of stockholders to be held on Friday, December 2, 2005 at 10:00 a.m. (local time) and at any and all postponements and adjournments of the meeting. The meeting will be held at our offices at 6455 Nancy Ridge Drive, San Diego, California 92121. This proxy statement and the accompanying proxy card will be first mailed to stockholders on or about October      , 2005.
      We will pay for the cost of preparing, assembling and mailing the proxy materials and the cost of soliciting proxies. We will pay brokers and other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals. We and our employees may solicit proxies in person or by telephone, facsimile or other electronic means. Our employees will not receive any additional compensation for such solicitation. In addition, we have engaged MacKenzie Partners, Inc. to assist us in soliciting proxies. We will pay the proxy solicitor a fee of approximately $35,000 for such solicitation and will reimburse it for reasonable out-of-pocket expenses.
VOTING
      Our board of directors has fixed October 14, 2005 as the record date for determining the stockholders entitled to notice of, and to vote at, the special meeting. As of October 14, 2005, we had 74,152,686 shares of common stock outstanding held by 510 record holders. There are approximately 13,300 beneficial owners of our common stock. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the meeting. The holders of a majority of the outstanding shares of our common stock on the record date and entitled to be voted at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting and any adjournments and postponements thereof. Shares abstained or subject to a broker non-vote are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business.
      With regard to Proposals 1 and 3, the affirmative vote of a majority of the votes cast at the meeting is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.
      With regard to Proposals 2 and 4, the affirmative vote of a majority of the shares outstanding is required for approval. With regard to these proposals, abstentions and broker non-votes will be counted in tabulations of the votes cast on a proposal and both will have the same effect as a vote against the proposal.
      Each proxy submitted by a stockholder will, unless otherwise directed by such stockholder, be voted FOR:

Proposal 1	The proposed issuance of shares of our common stock and warrants to purchase shares of our common stock to certain investors pursuant to the Securities Purchase Agreement.

Proposal 2	The proposed amendment of our certificate of incorporation to increase the authorized number of shares of our common stock by 50,000,000.

Proposal 3	The proposed amendment of the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (i) to increase the number of shares of our common stock that may be issued under the plan by 16,000,000, (ii) to increase the number of shares of our common stock that may be issued under the plan to any eligible person in any calendar year by 6,000,000 and (iii) to eliminate the current minimum restriction period requirements with respect to restricted stock granted under the plan.

Proposal 4	The proposed decrease in the number of issued and outstanding shares of our common stock by means of a one-for-five reverse stock split.

      In addition, the persons acting as proxies will cast their votes in their discretion for any additional matters that are properly raised for consideration at the meeting. If you submit a proxy, your shares will be voted according to your direction. You have the power to revoke your proxy at any time before it is voted at the special meeting by submitting a written notice of revocation to our corporate secretary or by timely providing us with a valid proxy bearing a later date. Your proxy will not be voted if you attend the special meeting and elect to vote your shares in person (although attendance at the special meeting will not, in and of itself, revoke a proxy). Our board of directors reserves the right to withhold any proposal described in this proxy statement from a vote at the special meeting if it deems that a vote on such proposal would be contrary to our and our stockholders’ best interests. In that event, the proposal withheld will be neither adopted nor defeated.
PROPOSAL 1
APPROVAL OF THE EQUITY ISSUANCE
      We are seeking stockholder approval of Proposal 1 for the purpose of complying with Nasdaq Rule 4350(i)(1)(D)(ii). This rule is applicable because the number of shares of common stock we are proposing to issue and sell is more than 20% of our common stock currently outstanding, such shares represent more than 20% of the voting power of our currently outstanding shares, and the price of the shares to be issued is lower than the market value of our common stock as of the date we entered into the related purchase agreement. We are also seeking stockholder approval for the purpose of complying with Nasdaq Rule 4350(i)(1)(B) because the proposed issuance of common stock and warrants may be deemed to result in a “change of control.”
Our board of directors unanimously recommends that you vote FOR Proposal 1.
SUMMARY
      The following is a summary of the proposed transactions. Each summary below is qualified in its entirety by reference to, and should be read in conjunction with, the agreements to which such summary relates. We have attached copies or forms of such agreements as annexes to this proxy statement. WE URGE ALL STOCKHOLDERS TO READ ALL OF THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.
      The Purchase Agreement. The Securities Purchase Agreement, dated as of October 6, 2005 (referred to in this proxy statement as the “purchase agreement”), a copy of which we have attached to this proxy statement as Annex A for your reference, is subject to stockholder approval and various conditions described in more detail below. Pursuant to the purchase agreement, we have agreed to issue and sell to Essex Woodlands Health Ventures Fund VI, L.P. (referred to in this proxy statement as “Essex Woodlands”), Frazier Healthcare V, LP (referred to in this proxy statement as “Frazier”), Alejandro Gonzalez Cimadevilla, Domain Public Equity Partners, L.P., Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Life Sciences Fund, L.P., Sutter Hill Ventures, and other signatories to the purchase agreement (collectively referred to in this proxy statement as the “Investors”), and the Investors have agreed to purchase from us, (i) an aggregate of 88,000,000 shares of our common stock and (ii) warrants to purchase an additional 22,000,000 shares of our common stock, for the aggregate purchase price of $66 million. If the proposed increase in the number of authorized shares of our common stock (referred to in this proxy statement as the “authorized share increase”) is approved at the special meeting pursuant to Proposal 2, the warrants to purchase up to an additional 22,000,000 shares of our common stock will be issued to the Investors at the closing (referred to in this proxy statement as the “closing warrants”). These closing warrants will be exercisable immediately after the closing at a warrant exercise price of $1.00 per share. See “— Terms of the Securities Purchase Agreement.”
      The number of shares of common stock we are currently authorized to issue under our certificate of incorporation will only be approximately 1,000,000 additional shares following the sale and issuance of the 88,000,000 shares to the Investors pursuant to the purchase agreement. As a result, we have agreed under the purchase agreement that, if the authorized share increase is not approved at the special meeting pursuant to Proposal 2, we will issue to the Investors at the closing, in lieu of one set of fully exercisable closing warrants, (i) warrants to purchase the remaining number of authorized shares under our certificate of incorporation following the closing (expected to be approximately 1,000,000) (referred to in this proxy statement as the “first closing warrants”), which will be exercisable immediately following the closing, and (ii) warrants to purchase the number of shares equal to 22,000,000 less the number of shares covered by the first closing warrants (referred to in this proxy statement as the “second closing warrants”), which will be exercisable only after the effective date of a future authorized share increase (referred to in this proxy statement as the “common stock authorization date”). The warrant exercise price under both the first closing warrants and the second closing warrants is $1.00 per share of our common stock. See “— Terms of the Securities Purchase Agreement.”
      Upon execution of the purchase agreement, we issued to certain of the Investors contingent warrants to purchase, upon the occurrence of any of certain events, including the failure of our stockholders to approve Proposal 1 (each such event referred to in this proxy statement as a “contingent warrant trigger”), up to an additional 589,851 shares of our common stock (referred to in this proxy statement as the “contingent warrants” and, together with the closing warrants, or as applicable, the first closing warrants and the second closing warrants, the “warrants”). Pursuant to the purchase agreement, we will issue contingent warrants to purchase up to an additional 3,117,783 shares of our common stock upon the occurrence of any contingent warrant trigger to the Investors who did not receive contingent warrants upon the execution of the purchase agreement. The warrant exercise price for all contingent warrants is $0.10 per share. See “— Terms of the Securities Purchase Agreement.”
      The Closing Warrants. Pursuant to the closing warrants, a form of which we have attached to this proxy statement as Annex B for your reference, the Investors have the right, subject to certain limitations, to purchase up to 22,000,000 shares of our common stock at the exercise price of $1.00 per share at any time after the closing date and prior to the earlier of (i) the fifth anniversary of the common stock authorization date and (ii) the date of consummation of any of certain extraordinary transactions with respect to our corporate structure. See “— Terms of the Closing Warrants.”
      If the authorized share increase is not approved at the special meeting pursuant to Proposal 2, the first closing warrants and the second closing warrants will be issued to the Investors at the closing in lieu of the closing warrants. The first closing warrants have the same terms as the closing warrants, except that they will represent the right to purchase the remaining number of authorized shares under our certificate of incorporation following the closing (expected to be approximately 1,000,000) at the exercise price of $1.00 per share. Pursuant to the second closing warrants, a form of which we have attached to this proxy statement as Annex C for your reference, the Investors have the right, subject to certain limitations, to purchase the number of shares equal to 22,000,000 less the number of shares covered by the first closing warrants at the exercise price of $1.00 per share. The second closing warrants will be exercisable at any time after the common stock authorization date and prior to the earlier of (i) the fifth anniversary of the common stock authorization date and (ii) the date of consummation of any of certain extraordinary transactions with respect to our corporate structure. See “— Terms of the Closing Warrants.”
      The Contingent Warrants. Pursuant to the contingent warrants, a form of which we have attached to this proxy statement as Annex D for your reference, the Investors have the right, upon the occurrence of a contingent warrant trigger, to purchase up to 3,707,634 shares of our common stock at the exercise price of $0.10 per share at any time during the period from the date of any contingent warrant trigger and until the earliest of (i) December 31, 2008, (ii) the date of closing of the transactions contemplated by the purchase agreement and (iii) the consummation of any of certain extraordinary transactions with respect to our corporate structure. The contingent warrants will cease to be exercisable if the closing under the purchase agreement occurs, regardless of when the closing occurs. If the closing occurs prior to any contingent warrant trigger, the contingent warrants will never be exercisable. If the closing occurs after a contingent warrant trigger, the contingent warrants will be exercisable only for the period from such contingent warrant trigger until the date of closing under the purchase agreement. See “— Terms of the Contingent Warrants.”
      The Registration Rights Agreement. Pursuant to the Registration Rights Agreement (referred to in this proxy statement as the “registration rights agreement”), a copy of which we have attached to this proxy statement as Annex E for your reference, we have agreed (i) to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the shares of common stock sold to the Investors and the shares of common stock issuable upon exercise of the warrants (excluding those shares issuable upon exercise of the second closing warrants, if the authorized share increase is not approved at the special meeting pursuant to Proposal 2) within 45 days after the earlier of the date of closing under the purchase agreement and the date of any contingent warrant trigger (referred to in this proxy statement as the “filing deadline”) and (ii) to cause such registration statement to become effective within 135 days after the closing under the purchase agreement (referred to in this proxy statement as the “effectiveness deadline”). We have also agreed, if the authorized share increase is not approved at the special meeting pursuant to Proposal 2, to file another registration statement with the SEC to register the shares issuable upon exercise of the second closing warrants before the later of (x) the filing deadline and (y) 15 days after the authorized share increase is approved, and to cause such registration statement to become effective within 90 days after the authorized share increase is approved. See “— Terms of the Registration Rights Agreement.”
      The Retention Agreements. In connection with the execution of the purchase agreement, in an effort to retain key employees whom we believe are important for the continuation of our business operations, we entered into retention agreements with certain members of our management team (referred to in this proxy statement as the “retention agreements”), including with the following executive officers: Steven B. Engle, Matthew D. Linnik, Ph.D., Bruce K. Bennett, Josefina T. Elchico, Paul C. Jenn, Ph.D., Theodora Reilly, Gail A. Sloan and Andrew Wiseman, Ph.D (referred to in this proxy statement as the “key employees”). We have attached copies of the retention agreements to this proxy statement as Annex F for your reference. Pursuant to the terms of the retention agreements, subject to the closing under the purchase agreement, each of the key employees is entitled to receive an incentive bonus equal to 50% of his or her annual salary in the form of cash, shares of restricted stock or a combination of both. In addition, if a key employee elects to receive shares of restricted stock, he or she will also, subject to certain limitations, be entitled to receive an additional “gross-up” payment based on the taxes payable with respect to his or her receipt of such shares of restricted stock. If the closing under the purchase agreement does not occur, the key employees will not be entitled to any payment under the retention agreements. The execution of the retention agreements was not a specific condition to the execution of the purchase agreement, but the Investors had an active and important role in establishing the terms of the retention agreements. See “— Terms of the Retention Agreements.”
      The consummation of the transactions contemplated by the purchase agreement is subject to the approval of our stockholders as required by Nasdaq rules and certain other conditions described below. Upon receiving stockholder approval of Proposal 1 and satisfaction of the other conditions to closing, we intend to close the transactions contemplated by the purchase agreement as soon as practicable.
BACKGROUND OF THE TRANSACTION
      On February 16, 2004, we announced that our New Drug Application for Riquent® (abetimus sodium), our clinical drug candidate for the treatment of lupus renal disease, had been accepted for review by the United States Food and Drug Administration (the “FDA”). On October 14, 2004, we announced that we had received a letter from the FDA indicating that Riquent® is approvable, but that an additional, randomized, double-blind study demonstrating the clinical benefit of Riquent® would need to be completed prior to an approval decision. The FDA letter indicated that the successful completion of the clinical trial that we initiated in August 2004 would appear to satisfy this requirement.

      After submitting a substantial amount of additional information and completing numerous meetings with the FDA, on March 14, 2005, we announced that, based on the outcome of the meetings with the FDA, Riquent® was unlikely to receive accelerated approval under the FDA’s Subpart H regulation. As a result, we determined that we would need to successfully complete the ongoing clinical benefit study of Riquent® prior to an FDA approval decision. We estimated that the trial would involve approximately 500 patients, would cost at least $60 million and take several years to complete.
      Because we critically needed, and continue to need, capital to conduct the trial of Riquent® and to continue our operations, we retained the investment banking firm of Pacific Growth Equities LLC to assist us to identify potential investors and collaborative partners. In an effort to secure a partnership, management had discussions with more than 20 different prospective partners. In an effort to secure funding, we had discussions with more than 15 different prospective investors.
      As a result of our efforts, we were able to establish a non-binding term sheet for the proposed investment with Essex Woodlands. Pursuant to the term sheet, we were required to identify additional investors who would also be willing to invest in us. After discussions with several additional investors, we negotiated the terms of the purchase agreement, the registration rights agreement and the warrants. On October 5, 2005, our board of directors approved the terms of the agreements and, on October 6, 2005, we executed the purchase agreement and the registration rights agreement.
IMPACT ON EXISTING STOCKHOLDERS
      If Proposal 1 is approved, the 88,000,000 shares of our common stock to be issued to the Investors at the closing and the 22,000,000 shares of our common stock to be issued upon the exercise of the closing warrants (or, if applicable, the first closing warrants and the second closing warrants) will represent approximately (i) 54.3% and 13.6%, respectively, of the total shares of our common stock issued and outstanding immediately after the closing and (ii) 47.8% and 11.9%, respectively, of total shares of our common stock that are currently expected to be issued and outstanding after the closing assuming the exercise of the closing warrants in full. In addition, the Investors currently beneficially own an aggregate of 7,157,951 shares of our common stock, and when aggregated with the shares and warrants to be issued to them under the purchase agreement, the Investors are expected to collectively beneficially own approximately 63.6% of our outstanding common stock (including shares issuable upon exercise of warrants). If Proposal 1 is not approved, the 3,707,634 shares of common stock issuable upon the exercise of the contingent warrants will represent approximately 5.0% of the total shares of our common stock currently issued and outstanding. As noted above, the Investors currently beneficially own an aggregate total of 7,157,951 shares of our common stock, and when aggregated with the shares to be issued to them upon exercise of the contingent warrants, the Investors would collectively beneficially own approximately 14.0% of the total shares of our common stock issued and outstanding after exercise of the contingent warrants in full. If Proposal 1 is approved, the 88,000,000 shares of our common stock to be issued at the closing and the 22,000,000 shares of our common stock to be issued upon exercise of the closing warrants (or, if applicable, the first closing warrants and the second closing warrants) will substantially dilute our current stockholders’ percentage ownership in our common stock. If Proposal 1 is not approved, the 3,707,634 shares of our common stock issuable upon exercise of the contingent warrants will also dilute our current stockholders’ percentage ownership in our common stock.
      If Proposal 1 is approved, at the closing, (i) Essex Woodlands will purchase 33,333,334 shares and receive warrants to purchase an additional 8,333,334 shares of our common stock, which would represent approximately 20.6% and 5.1% of our common stock outstanding immediately after the closing, respectively, and (ii) Frazier will purchase 20,000,000 shares and receive warrants to purchase an additional 5,000,000 shares of our common stock, which would represent approximately 12.3% and 3.1% of our common stock outstanding immediately after the closing, respectively. In addition to acquiring shares of our common stock, Essex Woodlands will be entitled to nominate two new directors (Martin P. Sutter and Frank E. Young), Frazier will be entitled to nominate one new director (James N. Topper) and Essex Woodlands and Frazier will be entitled to jointly nominate one new director (Nader J. Naini) to our board of directors. Information regarding each of these individuals is provided below. We have also agreed to comply with certain covenants, and to grant to the Investors preemptive rights to purchase new issuances of shares of our capital stock and debt securities convertible into shares of our capital stock. See “— Terms of the Securities Purchase Agreement — Covenants.”
      Martin Sutter, age 50, is one of the two founding managing directors of Essex Woodlands Health Ventures. Educated in chemical engineering and finance, he has more than 25 years of management experience in operations, marketing, finance and venture capital. He began his career in management consulting with Peat Marwick, Mitchell & Co. in 1977 and moved to Mitchell Energy & Development Corp. (“MEDC”), now Devon Energy Corporation, a public company traded on the New York Stock Exchange, where he held management positions overseeing various operating units. In 1984, he founded and managed The Woodlands Venture Capital Company, a wholly-owned subsidiary of MEDC, and The Woodlands Venture Partners, an independent venture capital partnership formed in 1988. During his tenure with both organizations, he founded a number of successful healthcare companies originating from various institutions of the Texas Medical Center. In 1994, Mr. Sutter merged his venture practice with Essex Venture Partners to form Essex Woodlands. Essex Woodlands manages six venture capital limited partnerships with capital in excess of $1 billion. He currently serves on the board of directors of BioForm Medical, Confluent Surgical, Elusys Therapeutics, LifeCell, a public company traded on Nasdaq, MicroMed Cardiovascular, and Rinat Neuroscience. Mr. Sutter holds a Bachelor of Science from Louisiana State University and a Masters in Business Administration from the University of Houston.
      Frank E. Young, M.D., Ph.D., age 74, is a former commissioner of the FDA and has had over a 40-year career in medicine, academia and government. After numerous academic appointments, Dr. Young served as Chairman of the Department of Microbiology and Professor of Microbiology, Pathology, Radiation Biology and Biophysics at the University of Rochester, New York. Subsequently, he became Dean of the School of Medicine and Dentistry, Director of the Medical Center and Vice President for Health Affairs at the University of Rochester. Dr. Young joined the Department of Health and Human Services as Assistant Surgeon General in 1984. Under Presidents Ronald Reagan and George H.W. Bush, Dr. Young served as commissioner of the FDA, Deputy Assistant Secretary and Director of the Office of Emergency Preparedness, and Director of the National Disaster Medical System. Dr. Young attended Union College, and holds a Doctor of Medicine from the University of New York, where he graduated cum laude, and a Ph.D. from Case Western Reserve University.
      James N. Topper, M.D., Ph.D., age 43, is a general partner with Frazier Healthcare Ventures, having joined the firm in August 2003. Prior to joining Frazier Healthcare, he served as head of the cardiovascular research and development division of Millennium Pharmaceuticals and ran Millennium San Francisco (formerly COR Therapeutics). Prior to the merger of COR and Millennium in 2002, Dr. Topper served as the Vice President of Biology at COR and was responsible for managing all of its research activities beginning in 1999. Prior to joining COR, he served on the faculties of Harvard Medical School in 1997 and subsequently became an Assistant Professor of Medicine (cardiovascular) at Stanford University in July 1998. He continues to hold an appointment as a Clinical Assistant Professor of Medicine at Stanford University and as a Cardiology Consultant to the Palo Alto Veterans Administration Hospital. Dr. Topper currently serves on the boards of Amicus Therapeutics, Arête Therapeutics, MacuSight Inc. and Zelos Therapeutics, Inc., all of which are privately held companies. Dr. Topper holds a Doctor of Medicine and a Ph.D. in Biophysics from Stanford University School of Medicine.
      Nader J. Naini, age 39, has been a general partner with Frazier Healthcare Ventures since 1995, having joined the firm in 1992. Prior to joining Frazier Healthcare, Mr. Naini was with Goldman, Sachs & Co. Mr. Naini serves as the chairman of the board of Aspen Education Group and serves on the boards of CompHealth Group, Inc., Elder Health, Priority Air Express, ppoNEXT, and ZONARE Medical Systems, Inc., all of which are privately held companies. Mr. Naini holds a Masters in Business Administration from New York University and a Bachelor of Arts in molecular biology from the University of Pennsylvania.

      Pursuant to the terms of the purchase agreement, if Proposal 1 is approved, we are required to use the proceeds from the transactions contemplated by the purchase agreement primarily to pursue the registration and approval of Riquent®, our clinical drug candidate for the treatment of lupus renal disease, by the FDA.
INTERESTS OF CERTAIN PERSONS
      Alejandro Gonzalez Cimadevilla currently beneficially owns approximately 9.7% of our outstanding common stock. If our stockholders approve Proposal 1 and the related transactions are completed, Mr. Cimadevilla will purchase an additional 14,666,666 shares of our common stock and receive closing warrants (or if the authorized share increase is not approved at the special meeting pursuant to Proposal 2, the first closing warrants and the second closing warrants) to purchase an additional 3,666,666 shares of our common stock. As a result, we expect that Mr. Cimadevilla would beneficially own approximately 13.8% of our outstanding common stock following the closing under the purchase agreement and exercise of the closing warrants in full.
      In connection with the execution of the purchase agreement, we entered into retention agreements with a number of key employees, including with our executive officers. Pursuant to the terms of the retention agreements, subject to the closing under the purchase agreement, each of the key employees is entitled to receive an incentive bonus equal to 50% of his or her annual salary in the form of cash, shares of restricted stock or a combination of both. In addition, if a key employee elects to receive shares of restricted stock, he or she will also, subject to certain limitations, be entitled to receive an additional “gross-up” payment based on the taxes payable with respect to his or her receipt of such shares of restricted stock. If the closing does not occur, the key employees will not be entitled to any payments or other benefits under the retention agreements. The execution of the retention agreements was not a specific condition to the execution of the purchase agreement, but the Investors had an active and important role in establishing the terms of the retention agreements. See “— Terms of the Retention Agreements.”
REASON FOR REQUEST FOR STOCKHOLDER APPROVAL
      As of the date of this proxy statement, our common stock is listed on the Nasdaq National Market. Nasdaq Rule 4350(i)(1)(D)(ii) requires stockholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction, other than a public offering, that involves the sale or issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of our common stock or 20% or more of the voting power outstanding before the issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of our common stock. Because we are proposing to sell shares and warrants convertible into shares representing more than 20% of our outstanding common stock and the purchase price of the shares is less than the market value of our common stock as of the date we entered into the purchase agreement, we are seeking stockholder approval.
      Additionally, Nasdaq Rule 4350(i)(1)(B) requires stockholder approval of our issuance of securities that would result in a change of control. Because the Investors, in the aggregate, will be purchasing securities (including shares of our common stock issuable upon exercise of the closing warrants, or the first closing warrants and the second closing warrants, if applicable) representing approximately 59.7% of the voting power outstanding after completion of the transaction (and the exercise of such warrants in full) and, when aggregated with securities currently held by the Investors, the Investors will control approximately 63.6% of the voting power outstanding after the completion of the transaction (and the exercise of such warrants in full), Nasdaq may determine that our sale of stock and closing warrants results in a change of control. Thus, we are also seeking stockholder approval of the issuance of the common stock and warrants pursuant to the purchase agreement in order to ensure compliance with Nasdaq’s change of control rule.
SUMMARY OF TERMS OF AGREEMENTS
      Set forth below are summaries of the provisions of the following agreements: the Securities Purchase Agreement, dated as of October 6, 2005, among us and the several Investors, the Closing Warrants to purchase shares of our common stock (including the first closing warrants and the second closing warrants), which we would issue at the closing, the Contingent Warrants to purchase shares of our common stock, a portion of which we issued on October 6, 2005 and the remainder of which we will issue upon the occurrence of a contingent warrant trigger, if any, the Registration Rights Agreement, dated as of October 6, 2005, among us and the several Investors and the Retention Agreements, between us and each of our key employees. Each summary below is qualified in its entirety by reference to, and should be read in conjunction with, the agreements. We have attached a copy of the purchase agreement, the forms of the closing warrants, the second closing warrants and the contingent warrants and copies of the registration rights agreement and the retention agreements to this proxy statement as Annexes A, B, C, D, E and F, respectively, which are incorporated herein by reference. WE URGE ALL STOCKHOLDERS TO READ ALL OF THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.
TERMS OF THE SECURITIES PURCHASE AGREEMENT
      General. At the closing, under the purchase agreement:

•	we will issue an aggregate of 88,000,000 shares of our common stock to the Investors;

•	if the authorized share increase is approved at the special meeting pursuant to Proposal 2, we will issue the closing warrants to the Investors to purchase up to an additional 22,000,000 shares of our common stock at an exercise price of $1.00 per share;

•	if the authorized share increase is not approved at the special meeting pursuant to Proposal 2, we will issue (i) the first closing warrants to the Investors to purchase the remaining number of authorized shares under our certificate of incorporation following the closing (expected to be approximately 1,000,000) at an exercise price of $1.00 per share and (ii) the second closing warrants to the Investors to purchase the number of shares equal to 22,000,000 less the number of shares covered by the first closing warrants at an exercise price of $1.00 per share; and

•	the Investors will collectively deliver $66 million to us, representing the purchase price for the common stock and the closing warrants (or the first closing warrants and the second closing warrants, as applicable).
      Representations and Warranties. In the purchase agreement, we make customary representations and warranties to the Investors relating to, among other matters: our organization; the authorization, binding effect and enforceability of the agreements; our capitalization; our compliance with laws; no conflict with our governing documents, material agreements and applicable law; governmental consents; the validity of the common stock sold and warrants to be issued; the exemption of this transaction from registration under applicable securities laws; the accuracy and timeliness of our publicly filed reports; litigation matters; tax matters; property and intellectual property matters; our material contracts; our compliance with Nasdaq continued listing requirements; and transactions with affiliates.
      In the purchase agreement, each Investor makes customary representations and warranties to us that generally relate to its organization; the authorization, binding effect and enforceability of the agreements; and its status as an accredited investor under applicable securities laws.
      Covenants. In the purchase agreement, we and the Investors have agreed to take a number of actions, including the following:

Affirmative Covenants. We agreed to, prior to the closing under the purchase agreement or a contingent warrant trigger: (i) pay and discharge all lawful taxes, assessments and governmental charges, (ii) maintain valid workers’ compensation insurance policies, (iii) preserve and maintain our corporate existence, rights, franchises and privileges, (iv) keep adequate books and records, (v) comply with the requirements of all applicable laws, (vi) take all actions necessary to ensure that all material patents are kept in force and (vii) notify the Investors in writing of any event that would cause any of our representations to be materially inaccurate or that would cause us to not materially comply with the agreements and conditions in the purchase agreement.

SEC Filings, Budget and Other Information. Subject to the closing, until December 31, 2008, we agreed to deliver copies of the following to each Investor that owns at least 75% of the shares of our common stock it originally purchased at the closing: (i) all filings we make with the Securities and Exchange Commission, promptly after they become public information; and (ii) our annual budget, at least 30 days prior to the commencement of the applicable fiscal year. We have also agreed to prepare and submit to, and obtain the approval from our board of directors for, our annual budget for the succeeding fiscal year at least thirty days prior to the commencement of each fiscal year. Each Investor has agreed, if it elects to receive any material nonpublic information in the annual budget provided to it under this covenant, to keep such nonpublic information confidential to the extent necessary to comply with applicable securities laws.

Negative Covenants. We agreed, among other matters, to the following negative covenants: (i) until December 31, 2008, and so long as Essex Woodlands continues to own at least 75% of the shares of our common stock it purchased under the purchase agreement, we will not, without Essex Woodlands’ prior written consent, enter into any material transaction that could result in the sale, transfer or assignment of, or grant of any exclusive or non-exclusive license to, any patent or patent application for Riquent® in the United States; and (ii) prior to the closing under the purchase agreement, we will not solicit, initiate or encourage submission of any financing proposal by any person or entity to acquire any equity interest in us or to finance our business or operations, or enter into any such transaction (except for transactions on terms superior to those contained in the purchase agreement).

Indemnification. We agreed to defend, protect, indemnify and hold harmless each Investor and each holder of the shares purchased under the purchase agreement, the warrants or the shares issuable upon exercise of the warrants, and their affiliates and other agents or representatives, from and against any and all losses and claims incurred as a result of any breach of our representations, warranties and covenants under the purchase agreement.

Obligations. We and each of the Investors agreed to use commercially reasonable efforts to timely satisfy each of the conditions to closing under the purchase agreement.

Certain Filings. We agreed to timely make, or obtain exemptions from, the filings required under applicable federal and state securities laws with respect to the issuance of the shares purchased under the purchase agreement, the warrants and the shares issuable upon exercise of the warrants.

Reservation of Shares. We agreed to take all actions necessary, subject to approval by our stockholders of the required increase in our authorized number of shares of common stock, to at all times have authorized, and reserved for issuance, no less than 100% of the shares of our common stock issuable upon exercise of the outstanding warrants.

Waivers to Existing Registration Rights. With respect to any existing agreements or arrangements under which we are obligated to register the sale of any of our securities under the Securities Act of 1933, as amended (the “Securities Act”), we agreed to use commercially reasonable efforts to obtain waivers so that such obligations, if any, would be satisfied by our actions to file registration statements under the registration rights agreement.

Board Nominees; Director Protections. We agreed to ensure that (i) our board of directors will consist of no more than nine authorized directors, (ii) two individuals designated by Essex Woodlands, one individual designated by Frazier and one individual jointly designated by Essex Woodlands and Frazier are properly nominated for election as directors on our board of directors and (iii) each of such designees is at all times covered and insured by our directors and officers liability insurance. We have also agreed to reimburse each designee for all reasonable expenses he incurs in attending any board of directors meetings, to enter into indemnification agreements with each such designee and to pay each designee the same compensation that is paid to other non-employee directors for serving as directors.

Preemptive Rights. Subject to the closing, we have agreed that, until December 31, 2008 and so long as any Investor continues to own at least 75% of the shares of common stock it purchased under the purchase agreement, such Investor will have a right of first refusal to purchase up to its pro rata share

(based on the percentage of our outstanding common stock held by it) of any equity securities or debt securities convertible into equity securities on the same price and terms and conditions as we offer such securities to other potential investors. This right of first purchase will not apply to any issuance of:

•	shares of our common stock (or options therefor) to our officers, directors, employees or consultants pursuant to stock purchase or option plans on terms approved by our board of directors;

•	shares of our common stock, options or warrants to purchase shares of our common stock to financial institutions or lessors in connections with commercial credit agreements, equipment financings or similar transactions, provided such issuances are primarily for other than equity financing purposes;

•	shares of our common stock, options or warrants to purchase shares of our common stock pursuant to (i) joint ventures, technology licensing or research and development activities, (ii) distribution or manufacture of our products or services, (iii) the purchase of advertising placement or (iv) any other transaction involving corporate partners, in each case primarily for other than equity financing purposes; and

•	shares of our common stock, options or warrants to purchase shares of our common stock in connection with bona fide acquisitions, mergers or similar transactions.

Listing. We have agreed to comply with all requirements of the Nasdaq National Market or the Nasdaq Capital Market, as applicable, and to use our best efforts to list the shares issued under the purchase agreement and upon exercise of the warrants on the Nasdaq National Market until all such shares are sold or, if such listing is suspended, obtain listing on the Nasdaq Capital Market until the Nasdaq National Market listing is restored.

Stockholder Approvals. We have agreed to use our best efforts to obtain the approval of our stockholders with respect to the transactions described in Proposals 1 through 4 of this proxy statement. We have also agreed, in the event that any of Proposals 2 through 4 is not approved at the special meeting, to call a second meeting of stockholders within 45 days following the closing under the purchase agreement for the purpose of seeking approval for each proposal that was not approved.
      Conditions to Closing. The obligation of each Investor to purchase the shares of our common stock and the closing warrants (or, if applicable, the first closing warrants and the second closing warrants) at the closing under the purchase agreement is subject to the fulfillment, on or before the closing date, of the following conditions:

•	our representations and warranties in the purchase agreement are true, correct and complete in all material respects on and as of the closing date;

•	we have performed and complied in all material respects with all of our agreements and conditions contained in the purchase agreement required to be performed or complied with prior to or at the closing;

•	we have obtained the approval of our stockholders to complete the transactions contemplated by the purchase agreement;

•	the receipt by each Investor of legal opinions in form and substance acceptable to Investors who have committed to purchase a majority of the shares to be sold under the purchase agreement;

•	the number of authorized directors on our board of directors has been expanded to nine, and the two individuals designated by Essex Woodlands, the individual designated by Frazier and the individual jointly designated by Essex Woodlands and Frazier have been elected or appointed as directors on our board of directors;

•	one of Essex Woodlands’ designees and Frazier’s designee to our board have been elected or appointed to the compensation committee of our board of directors;

•	we have delivered to the Investors our certificate of incorporation, certificates of the Delaware and California Secretaries of State certifying as to our corporate good standing and certificates of our secretary and president certifying as to certain of our corporate documentation and fulfillment of closing conditions;

•	we have paid or made adequate arrangements for payment, in accordance with our agreement, of the fees and expenses of the parties in connection with the transactions under the purchase agreement;

•	all governmental or regulatory authorizations, approvals, filings or permits, if any, that are required in connection with the closing have been obtained;

•	our common stock has been designated for quotation on the Nasdaq National Market or the Nasdaq Capital Market and not suspended from trading;

•	we have delivered irrevocable instructions to our transfer agent to issue certificates registered in the name of each Investor for the shares of our common stock to be issued pursuant to the purchase agreement;

•	no material adverse effect has occurred or become known with respect to our business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or results of operations;

•	we have taken all actions necessary under our stockholder rights plan to ensure that it will not be triggered by the transactions contemplated by the purchase agreement;

•	we have taken all actions necessary to ensure that no material change in control provision or restriction is triggered by the purchase agreement and related agreements; and

•	the Investors have committed to purchase at least $66 million of shares of our common stock in the aggregate at the closing under the purchase agreement.
      Our obligation to sell shares of our common stock to an Investor under the purchase agreement is subject to the fulfillment, on or before the closing date, of the following conditions:

•	the representations and warranties made by such Investor are true, correct and complete in all material respects on and as of the closing date;

•	such Investor has performed and complied in all material respects with all of its agreements and conditions contained in the purchase agreement required to be performed or complied with prior to or at the closing; and

•	we have obtained the approval of our stockholders with respect to the transactions contemplated by the purchase agreement.
      Transfer of Securities. The shares of our common stock purchased pursuant to the purchase agreement and issuable upon conversion of the warrants, and the warrants themselves, are restricted securities that may not be transferred except in compliance with federal and state securities laws.
      Fees and Expenses. Each party to the purchase agreement will pay its own expenses in connection with the transaction contemplated by the purchase agreement, regardless of whether such transactions are consummated. However, we have agreed to pay, upon the earlier of the closing or the occurrence of a contingent warrant trigger, up to $400,000 of the fees and disbursements of Essex Woodlands, Frazier and their counsel in connection with the due diligence, negotiation, drafting of and closing of the transactions contemplated by the purchase agreement and the related agreements. In addition, we have agreed to pay, after the closing, the reasonable fees and disbursements of a single counsel to the Investors in connection with any subsequent amendment, waiver or consent under the purchase agreement and any Investor’s counsel in connection with the successful enforcement of the purchase agreement or any related agreement.
      Termination of the Purchase Agreement. The purchase agreement may be terminated (i) with our written consent and the written consent of the holders of at least a majority of the shares then held by all Investors (or, if prior to closing, by the Investors who have agreed to purchase a majority of the shares to be purchased at the closing) or (ii) by the Investors if our representations and warranties under the purchase agreement are not true, correct and complete in all material respects or we have not complied with or satisfied in all material respects all of our agreements and conditions under the purchase agreement, and we fail to cure any such failure within 10 days after we receive notice of such failure.
TERMS OF THE CLOSING WARRANTS

The Closing Warrants.
      General. Pursuant to the purchase agreement, we agreed to issue to the Investors on the closing date closing warrants to purchase an aggregate of up to 22,000,000 shares of our common stock at an exercise price of $1.00 per share. The closing warrants are exercisable in whole or in part at any time after the closing date until the earlier of (i) the fifth anniversary of the common stock authorization date and (ii) the date of consummation of any of certain extraordinary transactions, including certain mergers, exchanges with respect to our common stock and the sale or transfer of all or substantially all of our assets. The closing warrants contain customary representations by us regarding the shares of our common stock that are to be issued upon the exercise of the closing warrants.
      Exercise of Closing Warrants. In order to receive shares of our common stock, the holder of a closing warrant must deliver to us (i) an exercise notice, (ii) payment in an amount equal to the exercise price multiplied by the number of shares as to which the closing warrant is being exercised or notification that the closing warrant is being exercised pursuant to a cashless exercise (as described below) and (iii) the closing warrant. If a closing warrant is partially exercised, we will issue a new closing warrant to the holder representing the balance of the shares available under the closing warrant. No fractional shares will be issued. If, upon exercise of a closing warrant, a fraction of a share results, we will pay the holder an amount in cash equal to the same fraction of the then current market value of a share of our common stock.
      Each closing warrant also contains a cashless exercise provision that permits the holder, at its election, to exercise all or a portion of its closing warrant without paying the exercise price therefor and obtain a “net number” of shares of our common stock, provided that the fair market value per share of our common stock is greater than the exercise price then in effect under the closing warrant.
      Issuance of Shares. Upon the delivery of the exercise notice, the aggregate exercise price (or notice of cashless exercise) and the closing warrant, the holder of the closing warrant is deemed for all corporate purposes to have become the holder of record of the shares with respect to which the closing warrant is being exercised. If we fail to deliver the shares to the holder within five business days (the “share delivery date”) of our receipt of the exercise notice, the aggregate exercise price (or notice of cashless exercise) and the closing warrant (except in the case of a dispute being resolved in accordance with the procedures under the closing warrant), we will be obligated to pay in cash to such holder for each day after the share delivery date an amount equal to 0.5% per month multiplied by the product of (i) the number of shares not delivered to such holder and to which such holder is entitled and (ii) the closing price per share of our common stock on the share delivery date.
      Adjustment Provisions. The exercise price of each closing warrant is subject to adjustment from time to time upon the occurrence of certain events (provided that no adjustment is required unless and until any such adjustment would require an increase or decrease of at least 1% in the exercise price), as follows:

•	if after October 6, 2005, we pay a dividend in or make a distribution of shares of our common stock to all holders of our outstanding common stock, the exercise price will be reduced by a fraction reflecting the ratio between the number of shares of our common stock outstanding as of the record date fixed with respect to such dividend or distribution and the total number of outstanding shares of our common stock immediately after such dividend or distribution; and

•	if the outstanding shares of our common stock are subdivided into a greater number of shares or combined into a smaller number of shares after October 6, 2005, the exercise price will be proportionately reduced or increased, respectively.

      Each closing warrant will, upon each adjustment of the exercise price as described above, evidence the right to purchase the number of shares of our common stock obtained by (i) multiplying the number of shares purchasable immediately prior to such adjustment upon exercise of the closing warrant by (ii) the exercise price in effect immediately prior to such adjustment, and dividing such product by (iii) the exercise price in effect immediately after such adjustment.
      No Rights as Stockholder. The closing warrant does not, by itself, entitle the holder to any voting rights or other rights that our stockholders have.
      Transfer. A closing warrant and all rights thereunder are assignable and transferable by the holder without our consent upon surrender at our principal offices of the closing warrant with a properly executed assignment if (i) we are furnished with a copy of the written assignment agreement, (ii) we are furnished with written notice of the name and address of the assignee or transferee and the securities being assigned or transferred and (iii) such assignment or transfer was conducted in accordance with all applicable federal and state securities laws.
      The First Closing Warrants. The first closing warrants have the same terms as the closing warrants, except that the first closing warrants represent rights to purchase the remaining number of authorized shares under our certificate of incorporation following the closing (expected to be approximately 1,000,000).
      The Second Closing Warrants. The second closing warrants have the same terms as the closing warrants and the first closing warrants, except that the second closing warrants represent rights to purchase the number of shares equal to 22,000,000 less the number of shares covered by the first closing warrants, and that they first become exercisable in whole or in part after the common stock authorization date.
TERMS OF THE CONTINGENT WARRANTS
      General. Upon the execution of the purchase agreement, we issued to certain of the Investors, and we agreed to issue to each of the other Investors upon a contingent warrant trigger, contingent warrants to purchase an aggregate of up to 3,707,634 shares of our common stock, which equaled approximately 5% of the number of shares of our common stock outstanding as of October 6, 2005. The exercise price of the contingent warrants is $0.10 per share. Each of the following events constitutes a contingent warrant trigger, and the contingent warrants become exercisable upon the earliest to occur of the dates set forth below:

•	the date we consummate an equity financing transaction not permitted under the non-solicitation provisions of the purchase agreement, including the consummation of any financing under any proposal with terms superior to those contained in the purchase agreement;

•	the first business day after the date on which our stockholders fail to approve Proposal 1;

•	December 30, 2005; and

•	the date after the holder receives notice of any of certain extraordinary transactions, including certain mergers, exchanges with respect to our common stock and the sale or transfer of all or substantially all of our assets.
      In the event the warrants become exercisable, they will remain exercisable until the earlier of (i) December 31, 2008, (ii) the date of closing under the purchase agreement and (iii) the time immediately following the consummation of any of certain extraordinary transactions, including certain mergers, exchanges with respect to our common stock and the sale or transfer of all or substantially all of our assets. The contingent warrants contain customary representations by us regarding the shares of our common stock that are to be issued upon the exercise of the contingent warrants. The contingent warrants will cease to be exercisable if the closing under the purchase agreement occurs, regardless of when the closing occurs.
      Exercise of Contingent Warrants. If a contingent warrant becomes exercisable, in order to receive shares of our common stock, the holder of a contingent warrant must deliver to us (i) an exercise notice, (ii) payment in an amount equal to the exercise price multiplied by the number of shares as to which the contingent warrant is being exercised or notification that the contingent warrant is being exercised pursuant to a cashless exercise (as described below) and (iii) the contingent warrant. If a contingent warrant is partially exercised, we will issue a new contingent warrant to the holder representing the balance of the shares available under the contingent warrant. No fractional shares will be issued. If, upon exercise of a contingent warrant, a fraction of a share results, we will pay the holder an amount in cash equal to the same fraction of the then current market value of a share of our common stock.
      Each contingent warrant also contains a cashless exercise provision that permits the holder, at its election, to exercise all or a portion of its contingent warrant without paying the exercise price therefor and obtain a “net number” of shares of our common stock, provided that the fair market value per share of our common stock is greater than the exercise price then in effect under the contingent warrant.
      Issuance of Shares. Upon the delivery of the exercise notice, the aggregate exercise price (or notice of cashless exercise) and the contingent warrant, the holder of the contingent warrant is deemed for all corporate purposes to have become the holder of record of the shares with respect to which the contingent warrant is being exercised. If we fail to deliver the shares to the holder within five business days of our receipt of the exercise notice, the aggregate exercise price (or notice of cashless exercise) and the contingent warrant (except in the case of a dispute being resolved in accordance with the procedures under the contingent warrant), we will be obligated to pay in cash to such holder for each day after such share delivery date an amount equal to 0.5% per month multiplied by the product of (i) the number of shares not delivered to such holder and to which such holder is entitled and (ii) the closing price per share of our common stock on such share delivery date.
      Adjustment Provisions. The exercise price of each contingent warrant is subject to adjustment from time to time upon the occurrence of certain events (provided that no adjustment is required unless and until any such adjustment would require an increase or decrease of at least 1% in the exercise price), as follows:

•	if after October 6, 2005, we pay a dividend in or make a distribution of shares of our common stock to all holders of our outstanding common stock, the exercise price will be reduced by a fraction reflecting the ratio between the number of outstanding shares of our common stock as of the record date fixed with respect to such dividend or distribution and the total number of shares of our common stock outstanding immediately after such dividend or distribution; and

•	if the outstanding shares of our common stock are subdivided into a greater number of shares or combined into a smaller number of shares after October 6, 2005, the exercise price will be proportionately reduced or increased, respectively.
      Each contingent warrant will, upon each adjustment of the exercise price as described above, evidence the right to purchase the number of shares of our common stock obtained by (i) multiplying the number of shares purchasable immediately prior to such adjustment upon exercise of the contingent warrant by (ii) the exercise price in effect immediately prior to such adjustment, and dividing such product by (iii) the exercise price in effect immediately after such adjustment.
      No Rights as Stockholder. The contingent warrant does not, by itself, entitle the holder to any voting rights or other rights that our stockholders have.
      Transfer. A contingent warrant and all rights thereunder are assignable and transferable by the holder without our consent upon surrender at our principal offices of the contingent warrant with a properly executed assignment if (i) we are furnished with a copy of the written assignment agreement, (ii) we are furnished with written notice of the name and address of the assignee or transferee and the securities being assigned or transferred and (iii) such assignment or transfer was conducted in accordance with all applicable federal and state securities laws.
TERMS OF THE REGISTRATION RIGHTS AGREEMENT
      Registrable Securities. The securities covered by the registration rights agreement (referred to in this proxy statement as the “registrable securities”) are:

•	the shares of our common stock that are sold to the Investors pursuant to the purchase agreement;

•	the shares of our common stock issuable upon exercise of the warrants;

•	any shares of our capital stock issued or issuable with respect to the shares of our common stock referred to above as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the issuance of such shares of our common stock; and

•	any of our securities issued upon the reclassification of any of the securities referred to above.
      Mandatory Registration. The registration rights agreement provides that we will prepare and, within 45 days after the earlier of the closing date and the date of any contingent warrant trigger, file a registration statement on Form S-3 with the SEC for the purpose of registering under the Securities Act all of the registrable securities (excluding the shares issuable upon exercise of the second closing warrants, if the authorized share increase is not approved at the special meeting pursuant to Proposal 2) for resale by the holders of the registrable securities. We have also agreed to use our best efforts to cause such registration statement to be declared effective as soon as practicable after we file it with the SEC, but in no event later than 135 days after the closing date under the purchase agreement. The registration rights agreement further provides that if the authorized share increase is not approved at the special meeting pursuant to Proposal 2, we will prepare and file another registration statement with the SEC to register the shares issuable upon exercise of the second closing warrants before the later of the filing deadline and 15 days after the authorized share increase is approved, and to cause such registration statement to become effective within 90 days after the authorized share increase is approved.
      Demand Registration. If for any reason prior to the earlier of the date on which all of the registrable securities are sold and the date after which all of the registrable securities may be sold without restriction in compliance with Rule 144(k) under the Securities Act (the period on and after the closing date and up to such earlier date is referred to in this proxy statement as the “registration period”), or a registration statement filed pursuant to a mandatory registration described above ceases to be effective or fails to cover all of the registrable securities required to be covered, any Investor may subsequently demand that we register such securities. We have agreed to file any registration statement required under a demand registration, and to cause such registration statement to become effective, within 45 days and 135 days, respectively, after the date that we receive notice of the demand registration.
      Piggy-Back Registration. Piggy-back registration means the right of the holders to include their shares in a registration statement we file for our own account or upon the request of other stockholders. We have granted the holders unlimited piggy-back registration rights, subject to a number of conditions, including:

•	at any time prior to the expiration of the registration period, the number of shares of our common stock available for sale under a registration statement is insufficient to cover all of the registrable securities and we propose to file a registration statement relating to an offering for our own account or the account of others;

•	if our offering is being underwritten, each holder requesting registration of its shares must accept the terms of the underwriting as agreed between us and our underwriter or underwriters;

•	if the underwriters determine, in their reasonable good faith opinion, that marketing or other factors dictate that a limitation on the number of shares of our common stock which may be included in the offering is necessary to facilitate and not adversely affect the offering, we will include in such registration (i) first, all securities we propose to sell for our own account and (ii) second, up to the full number of securities proposed to be registered for the account of each of the holders, pro rata on the basis of the number of registrable securities held by such holder; and

•	we are not obligated to register securities under this section of the registration rights agreement if the registration statement that we intend to file relates to (i) securities to be offered by us solely in connection with any acquisition of any entity or business or (ii) equity securities issuable under stock option or other employee benefit plans.

      Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of registrable securities, we are required to (i) register the sale of the registrable securities on another appropriate form reasonably acceptable to the holders of a majority of the registrable securities and (ii) undertake to register the registrable securities on Form S-3 as soon as such form is available, provided that we must maintain the effectiveness of the registration statement then in effect until a registration statement on Form S-3 has been declared effective.
      Registration Delay Payments. Upon a registration delay (as further described below), we are required to pay to each holder of registrable securities, with respect to each share of registrable securities required to be registered under our mandatory registration obligations, from the first day of such registration delay through the date such delay is cured, an accruing amount per week ranging from $0.00375 to $0.015 per share. The occurrence of any of the following events constitutes a registration delay:

•	if any registration statement required to be filed by us under the registration rights agreement is not filed or declared effective within the applicable filing deadline or effectiveness deadline, respectively;

•	if, on any day during the registration period (other than during certain periods which we have been allowed under the agreement to delay disclosure of material non-public information concerning us), any registrable security required to be registered cannot be sold as a matter of law or because we have failed to timely perform our obligations under the agreement; or

•	if any period during which we delay disclosure of material non-public information concerning us exceeds the length allowed under the agreement.
      Our Other Related Obligations. At such time as we are obligated to file a registration statement pursuant to a mandatory registration, we must use our best efforts to effect the registration of the registrable securities and pursuant to such registration, we are required to, among other matters:

•	promptly prepare and file a registration statement and use our best efforts to cause such registration statement to become effective under the time frames described above, and keep the registration statement effective until the expiration of the registration period;

•	prepare and file any amendments and supplements to the registration statement or prospectus as required by law, and comply with all legal requirements with respect to the disposition of registrable securities;

•	permit holders’ legal counsel to review and comment on the registration statement and any amendments and supplements to such registration statement, and not file any such document with the SEC to which such legal counsel reasonably objects;

•	furnish each holder whose registrable securities are included in any registration statement, without charge, copies of such registration statements and such other documents as reasonably requested by such holder;

•	use our best efforts to register and qualify the securities, in any jurisdiction in the U.S. that may be required, under all state and local securities laws of such jurisdiction, and maintain such registration and qualification during the registration period;

•	notify the Investors’ designated legal counsel and each Investor in writing, among other matters, (i) of the occurrence of any event that causes any information contained in any registration statement to become inaccurate, (ii) when a prospectus amendment or supplement has been filed, (iii) of any request by the SEC for amendments or supplements to a registration statement and (iv) of our reasonable determination that an amendment to any registration statement would be appropriate;

•	make available for inspection by (i) any holder, (ii) their legal counsel and (iii) the accounting firm retained by the holders, all of our financial and other records and corporate documents and properties that are pertinent, which are requested for any purpose related to the holders’ rights or our obligations under the registration rights agreement, provided that each such inspector agrees to hold such records in strict confidence (unless certain exceptions are applicable);

•	hold in confidence and not disclose any information concerning an Investor provided to us (unless certain exceptions are applicable);

•	use our best efforts to (i) cause all registrable securities covered by a registration statement to be listed on each securities exchange on which our other securities of the same class are then listed and (ii) secure designation and quotation of all of the registrable securities covered by such registration statement on the Nasdaq stock market; and we are required to pay all fees and expenses in connection with satisfying these obligations;

•	provide a transfer agent and registrar for all registrable securities registered under any registration statement not later than the effective date of such registration statement;

•	if requested by a holder, incorporate in a prospectus supplement or amendment, as necessary, such information as such holder requests to be included relating to such holder and the sale and distribution of registrable securities; and

•	promptly notify the holders in writing of the existence of any material non-public information with respect to which we have delayed disclosure to the public, provided that such periods of delay in disclosure must not exceed (i) 30 consecutive days and (ii) an aggregate of 60 days during any consecutive 365-day period.
      Expenses. In general, we will bear all the expenses of the registration except for underwriting discounts and commissions. We will also reimburse the holders for the reasonable and documented fees and disbursements of one designated legal counsel in connection with such registration. In addition, we will pay all of the holders’ reasonable costs incurred in connection with the successful enforcement of their rights under the registration rights agreement. Each seller of registrable securities will pay all fees and disbursements of counsel other than the holders’ designated legal counsel and all selling expenses, including all underwriting discounts, selling commissions, transfer taxes, etc.
      Indemnification. We have agreed to indemnify the holders against any losses, including fees and expenses, that may arise out of (i) any untrue statement or an omission of a material fact in any registration statement required under the agreement (other than untrue statements that were provided in writing to us by the holders or omissions of material facts from statements provided in writing to us by the holders for inclusion in such registration statement, among other things), (ii) any violation of the securities laws by us or (iii) any violation of the terms of the registration rights agreement by us. Each holder, severally and not jointly, has agreed to indemnify us against, among other matters, any losses that may arise out of an untrue statement that was provided in writing by the holder or omissions of material facts from statements provided in writing by the holder for inclusion in a registration statement required under the agreement. The amounts owed by the holders under this indemnification obligation are limited to the net proceeds that the holders received from the sale of securities under such registration statement.
      Assignment of Registration Rights. The rights contained in the registration rights agreement are automatically assignable by the holders to any transferee of all or any portion of the registrable securities if:

•	such holder agrees in writing with the transferee to assign such rights, and a copy of such agreement is furnished to us within a reasonable time after assignment;

•	within a reasonable time after such transfer or assignment, we are furnished with written notice of the name of the transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned;

•	the transferee or assignee agrees in writing with us to be bound by all of the provisions contained in the registration rights agreement; and

•	the transfer was made in accordance with the requirements of the purchase agreement and the warrants.

TERMS OF THE RETENTION AGREEMENTS
      In connection with the execution of the purchase agreement, we entered into retention agreements with a number of key employees, including with our executive officers. Pursuant to the terms of the retention agreements, subject to the closing under the purchase agreement, each of the key employees is entitled to receive an incentive bonus equal to 50% of his or her annual salary in the form of cash, shares of restricted stock or a combination of both. If the closing does not occur, the key employees will not be entitled to any payments or other benefits under the retention agreements. The execution of the retention agreements was not a specific condition to the execution of the purchase agreement, but the Investors had an active and important role in establishing the terms of the retention agreements.
      Pursuant to the retention agreements, if a key employee makes the “all cash” election, a portion of the incentive payment will be paid shortly after the closing, and, subject to the employee remaining employed by us, the balance of the incentive payment will be made six months following the closing. If the key employee makes the “all stock” election under his or her retention agreement, shares of restricted stock will be granted shortly after the closing under the purchase agreement. If the key employee makes the “combination cash and restricted stock” election under his or her retention agreement, a portion of the incentive payment will be paid in cash and the remainder will be paid in shares of restricted stock shortly following the closing under the purchase agreement. Our repurchase right with respect to all shares of restricted stock granted under the retention agreements will lapse on the one year anniversary of the closing.
      In the event that a key employee elects to receive shares of restricted stock, he or she will also, subject to certain limitations, be entitled to receive an additional “gross-up” payment based on the taxes payable with respect of such shares of the restricted stock. If all of the key employees make the all cash election under all of the retention agreements, we would be required to make cash payments from an aggregate (for both the first and second payments) of $1,013,770. If all of the key employees make the all stock election under all of the retention agreements, we would be required to issue up to an aggregate of approximately 1,351,693 shares of restricted stock. The grants of the shares of restricted stock are expected to be made under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (referred to in this proxy statement as the “2004 Plan”), subject to (i) the completion of the transactions under the purchase agreement, (ii) there being a sufficient number of shares for issuance under our certificate of incorporation and (iii) the approval of the proposed amendments to the 2004 Plan pursuant to Proposal 3. If Proposal 2 and/or Proposal 3 is not approved, to the extent that there will be an insufficient number of shares available for issuance under our certificate of incorporation or the 2004 Plan, each of the key employees will be deemed to have made the all-cash election and 100% of the retention payments to be made under the retention agreements will be made in cash. These retention agreements replace the amended retention agreements that we originally entered into with the key employees on April 19, 2005.
NO APPRAISAL RIGHTS
      Under Delaware law, stockholders are not entitled to appraisal rights with respect to the proposed issuance and sale to the Investors of our common stock and warrants to purchase our common stock.
RECOMMENDATION OF THE BOARD OF DIRECTORS
      Our board of directors has determined that the issuance and sale of the common stock and the closing warrants and the completion of the other transactions as contemplated more fully in the purchase agreement and the registration rights agreement are advisable and in the best interests of our stockholders, and recommends that all stockholders vote “FOR” the approval of Proposal 1 at the special meeting.
      If our stockholders do not approve Proposal 1, we will not be able to close the transactions contemplated by the purchase agreement, the contingent warrants will become exercisable and our ability to continue as a going concern will be in serious jeopardy because we may not have sufficient financial resources to continue our operations.

VOTE REQUIRED
      The affirmative vote of the holders of a majority of the votes cast on Proposal 1 at the special meeting is required to approve the sale of the common stock and issuance of the warrants. Executed proxies with no instructions indicated thereon with respect to Proposal 1 will be voted for Proposal 1. If Proposal 1 is not approved, the issuance and sale of shares of our common stock and the closing warrants will not be consummated.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.
PROPOSAL 2
APPROVAL TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF OUR COMMON STOCK
GENERAL
      We are seeking approval to amend our certificate of incorporation to increase the number of authorized shares of our common stock by 50,000,000. Our certificate of incorporation currently provides that we are authorized to issue two classes of stock, consisting of 175,000,000 shares of common stock and 8,000,000 shares of preferred stock. Our board of directors is authorized to establish and designate the rights, terms, and preferences of any series of preferred stock. Our board of directors has approved and adopted an amendment to the certificate of incorporation, subject to stockholder approval, to increase the authorized number of shares of common stock to 225,000,000 shares. The proposed amendment to our certificate of incorporation does not change the authorized number of shares of our preferred stock. The text of the proposed amendment to our certificate of incorporation is attached to this proxy statement as Annex G and is incorporated herein by reference. Our board of directors recommends that stockholders approve the proposed amendment to our certificate of incorporation.
PURPOSE AND EFFECT OF AMENDMENT
      As of October 14, 2005:

•	there were 74,152,686 shares of common stock issued and outstanding;

•	there were options to purchase 10,815,992 shares of common stock outstanding, and the same number of shares of common stock reserved for issuance upon exercise of such options;

•	there were 485,515 shares of common stock reserved for issuance upon the exercise of awards not yet granted under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan;

•	there were 530,283 shares of common stock reserved for issuance under the La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan; and

•	there were warrants outstanding and warrants issuable in connection with the purchase agreement to purchase up to 3,707,634 shares of common stock, and the same number of shares of common stock reserved for issuance upon the exercise of such warrants.
      Accordingly, as of October 14, 2005, there were an aggregate of 89,692,110 shares outstanding or reserved for issuance. Pursuant to Proposal 1, we are seeking approval to issue and sell to the Investors 88,000,000 shares of our common stock and issue to the Investors closing warrants to purchase an additional 22,000,000 shares of our common stock, as described in Proposal 1. Pursuant to Proposal 3, we are seeking approval to amend our 2004 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 16,000,000, among other matters, as further described in Proposal 3. If both of these proposals are approved and assuming the closing occurs (upon which we will no longer need to reserve any shares for the exercise of outstanding contingent warrants because they would have ceased to be exercisable), we will not have a sufficient number of authorized shares of common stock available to accommodate (i) the issuance of 22,000,000 shares of our common stock upon the exercise of the closing warrants and (ii) the proposed increase of the additional 16,000,000 shares of our common stock issuable under our 2004 Equity Incentive Plan. As such, of the 50,000,000 authorized shares by which our common stock is proposed to be increased under this Proposal 2, 38,000,000 will enable us to implement the transactions to be approved under Proposal 1 and Proposal 3. The balance of 12,000,000 shares in the proposed increase in authorized shares is intended to provide us with an additional number of shares for use in the event the board of directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to establish strategic relationships with corporate partners, to provide equity incentives to employees, officers or directors, or to pursue other matters.
      As of the date of this proxy statement, other than the sale and issuance of shares and warrants pursuant to the purchase agreement, upon the exercise of outstanding options, the issuance of shares or restricted stock pursuant to the retention agreements with our key employees, and other issuances under our current equity incentive and stock purchase plans, our board of directors has no agreement, arrangement or intention to issue any of the shares for which approval is sought. If the proposed amendment to the certificate of incorporation is approved by the stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law, rules of the Nasdaq Stock Market, Inc. or other applicable stock exchange requirements.
POTENTIAL EFFECT OF THE PROPOSED AMENDMENT ON THE HOLDERS OF COMMON STOCK
      Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of common stock, including pursuant to the purchase agreement, could affect our stockholders in a number of respects, including by diluting the voting power of the current holders of our common stock at such time and diluting the earnings per share and book value per share of outstanding shares of our common stock at such time. See “Proposal 1 — Impact on Existing Stockholders.”
      In addition, the proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. In December 1998, we distributed rights to the holders of our outstanding shares of common stock pursuant to an arrangement designed to protect stockholders from proposed takeovers which the board of directors believes are not in the best interests of the stockholders, by providing stockholders with certain rights to acquire our capital stock upon the occurrence of certain events. Although the rights provide for the issuance of our Series A Junior Participating Preferred Stock in the event rights become exercisable, we may, under certain circumstances, be required to issue a substantial number of shares of common stock with respect to the rights. An increase in the number of authorized shares of common stock could, therefore, make a change in control more difficult by facilitating the issuance of additional shares of common stock pursuant to the rights. We may also issue shares of preferred stock without further stockholder approval and upon terms that our board of directors may determine in the future. The issuance of preferred stock that is convertible into a significant number of shares of common stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding stock.
      Accordingly, the proposed amendment may have the effect of permitting our current management, including our current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, other than pursuant to the issuance of the shares of our common stock and the closing warrants to the Investors pursuant to the purchase agreement, our board of directors is not aware of any attempt to take control of us, and the board of directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.
IMPLEMENTING THE PROPOSED AMENDMENT
      If approved by the stockholders at the special meeting, the proposed amendment to our certificate of incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. Although our board of directors intends to file the certificate of amendment as soon as practicable after the special meeting, if, in the judgment of our board of directors, any circumstances exist that would make consummation of the proposed amendment inadvisable, then, in accordance with Delaware law, and notwithstanding approval of the proposed amendment to the certificate of incorporation by the stockholders, our board of directors may abandon the proposed amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the certificate of amendment.
VOTE REQUIRED
      The affirmative vote of the holders of a majority of the voting power of all outstanding shares of our capital stock entitled to vote at the special meeting is required to approve the amendment to the certificate of incorporation to increase our authorized shares of common stock. Executed proxies with no instructions indicated thereon with respect to Proposal 2 will be voted for Proposal 2. If Proposal 2 is not approved, the increase in the number of authorized shares of our common stock will not be implemented.
      If Proposal 1 is approved and Proposal 2 is not approved, we are obligated under the purchase agreement to hold another stockholders’ meeting after the closing to seek approval of Proposal 2. We have been advised by the Investors that they currently intend to vote the shares they will acquire at the closing for the approval of Proposal 2 at such subsequent stockholders’ meeting. Based on the total number of shares currently outstanding, the aggregate number of shares the Investors currently hold and the aggregate number of shares the Investors would acquire at the closing, the Investors are expected to have a sufficient number of shares following the closing to approve Proposal 2 by their votes alone.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.
PROPOSAL 3
AMENDMENT OF THE LA JOLLA PHARMACEUTICAL COMPANY 2004 EQUITY
INCENTIVE PLAN
GENERAL
      We are seeking approval with respect to the 2004 Plan to (i) increase the number of shares of our common stock that may be issued pursuant to awards granted under the 2004 Plan by 16,000,000 to 20,800,000 shares, (ii) increase the aggregate number of shares of our common stock that may be issued to any eligible person in any calendar year under the 2004 Plan by 6,000,000 to 7,000,000 shares and (iii) eliminate the requirement of certain minimum restriction periods with respect to restricted stock granted under the 2004 Plan. Each of these proposed amendments to the 2004 Plan is described in greater detail below.
PROPOSED AMENDMENTS TO THE 2004 PLAN
      Increase in Shares Issuable. The current number of shares of our common stock that may be issued pursuant to awards under the 2004 Plan is 4,800,000. As of October 14, 2005, options covering a total of 4,314,149 shares are outstanding under the 2004 Plan and 336 shares have been previously issued upon the exercise of options under the 2004 Plan. Accordingly, 485,515 shares remain available for new grants. We rely heavily on the 2004 Plan to recruit, retain and reward qualified employees and directors. If the transactions contemplated by the purchase agreement are approved and consummated in accordance with the terms described in Proposal 1, we will need the proposed increase in the number of shares issuable pursuant to awards under the 2004 Plan in order to provide meaningful equity incentives to recruit, retain and reward qualified employees and directors. In addition, under the purchase agreement, we have agreed to seek stockholder approval to effect the proposed amendment of the 2004 Plan. Our board of directors has unanimously approved, subject to approval by our stockholders, an amendment of the 2004 Plan to increase the number of shares of our common stock issuable pursuant to awards under the 2004 Plan from 4,800,000 to 20,800,000 shares.
      Increase in Shares Issuable to Any Eligible Person in Any Calendar Year. Under Section 162(m) of the Internal Revenue Code if 1986, as amended (the “Internal Revenue Code”), the allowable deduction for compensation paid to each of the five most highly paid executive officers of public companies is limited to $1 million per year. Performance-based compensation is exempted from the limitation on deductibility so long as certain requirements are met. To meet these requirements, the 2004 Plan established a limitation that awards with respect to no more than 1,000,000 shares may be granted in the aggregate to any eligible person under the 2004 Plan in any calendar year. If the transactions contemplated by the purchase agreement are approved and consummated in accordance with the terms described in Proposal 1, the compensation committee of our board of directors may, in its discretion, determine that it is necessary to make significant grants under the 2004 Plan to provide meaningful equity incentives to recruit, retain and reward qualified employees and directors. Accordingly, in order to provide the compensation committee with the flexibility it may need, our board of directors has recommended this amendment. In addition, under the purchase agreement, we have agreed to seek stockholder approval to effect the proposed amendment of the 2004 Plan. Our board of directors has unanimously approved, subject to approval by our stockholders, an amendment to the 2004 Plan to increase the limitation on the aggregate number of shares of our common stock issuable to any eligible person under the 2004 Plan per calendar year from 1,000,000 to 7,000,000 shares.
      Amendment Relating to the Restriction Period with Respect to Restricted Stock. The 2004 Plan currently provides that our board of directors (or a committee of our board that has been delegated the authority to administer the 2004 Plan) will determine the restrictions upon any restricted stock issued under the 2004 Plan and when such restrictions will lapse. However, the 2004 Plan currently provides that these restriction periods must run for at least one year, with respect to performance-based grants, and three years, with respect to non-performance-based grants (referred to in this proxy statement as the “minimum restriction periods”). The 2004 Plan also provides that, upon termination of service of any recipient of restricted stock, we have a right to repurchase all of such recipient’s restricted stock with respect to which the applicable restriction periods have not lapsed as of the date of such termination of service. Under the retention agreements we entered into with our key employees in connection with the purchase agreement, the key employees have the option to receive their retention bonuses payable under such agreements in cash, shares of restricted stock or a combination of both cash and restricted stock. These retention agreements provide that our repurchase right with respect to the restricted stock issuable to these key employees will lapse on the one-year anniversary of the closing under the purchase agreement. Because the restricted stock to be granted under the retention agreements cannot be characterized as performance-based grants, the terms in the retention agreements relating to the lapse of our repurchase right are not currently permissible under the minimum restriction periods currently in place in the 2004 Plan. As such, we are seeking stockholder approval to eliminate the minimum restriction periods from the 2004 Plan and, instead, to allow the administrator of the 2004 Plan to determine the restriction periods in its sole discretion. If Proposal 3 is not approved, each of the key employees will be deemed to have made the all-cash election and 100% of the retention bonuses under the retention agreements will be made in cash. Our board of directors has unanimously approved, subject to approval by our stockholders, an amendment to the 2004 Plan to eliminate the minimum restriction periods.
      The following is a summary of the principal features of the 2004 Plan. The summary below is qualified in its entirety by the terms of the 2004 Plan, a copy of which (as proposed to be amended) is attached hereto as Annex H and is incorporated by reference herein.
SUMMARY OF THE 2004 PLAN
      Purpose. The purpose of the 2004 Plan is to advance our and our stockholders’ interests by providing eligible persons with financial incentives to promote the success of our business objectives, by increasing eligible persons’ proprietary interest in us and by giving us a means to attract and retain employees and directors of appropriate experience and stature.

      Administration, Amendment and Termination. The 2004 Plan is administered by the compensation committee of our board of directors. The compensation committee has the authority: to interpret the 2004 Plan and any agreements defining the rights and obligations of recipients of awards granted under the 2004 Plan; to determine the terms and conditions of awards; to prescribe, amend and rescind the rules and regulations under the 2004 Plan; and to make all other determinations necessary or advisable for the administration of the 2004 Plan.
      The compensation committee, in its discretion, selects from the class of eligible persons those individuals to whom awards will be granted and determines the nature, dates, amounts, exercise prices, vesting periods and other relevant terms of such awards. The compensation committee may, with the consent of the recipient of an award, modify the terms and conditions of such award. However, outstanding options may not be repriced without stockholder approval. In addition, the compensation committee has no authority or discretion with respect to the recipients, timing, vesting, underlying shares or exercise price of Nonemployee Director’s Options (as defined below) because these matters are specifically governed by the provisions of the 2004 Plan. Awards may be granted under the 2004 Plan until the earlier of the tenth anniversary of the adoption of the 2004 Plan or its termination.
      Eligibility. Our directors, employees and consultants, and the directors, employees and consultants of any affiliated company, if any, are eligible to receive grants of stock options, restricted stock, stock appreciation rights, stock payments, performance awards of cash and/or stock and dividend equivalents under the 2004 Plan (“Incentive Awards”). As of October 14, 2005, 88 people were eligible for selection to receive awards under the 2004 Plan, consisting of 76 employees other than executive officers, eight executive officers (one of whom is also a director), and four nonemployee directors. In addition to being eligible to receive Incentive Awards, each of our non-employee directors is entitled to receive an automatic, one-time grant of an option upon becoming a director and an annual grant of an additional option upon each re-election as a director or upon continuing as a director after an annual meeting without being re-elected as a result of the classification of the board of directors (all of such options are referred to as “Nonemployee Director’s Options”).
      Securities Subject to the 2004 Plan. Currently, no more than 4,800,000 shares of our common stock may be issued and outstanding or subject to outstanding awards granted under the 2004 Plan. If Proposal 3 is approved, the number of shares of our common stock that may be issued and outstanding or subject to outstanding awards granted under the 2004 Plan will increase by 16,000,000 to 20,800,000 shares. Shares of common stock subject to unexercised portions of any award that expire, terminate or are canceled, and shares of common stock issued pursuant to an award that we reacquire pursuant to the terms of the award under which the shares were issued, will again become eligible for the grant of further awards under the 2004 Plan. The shares to be issued under the 2004 Plan are made available either from authorized but unissued shares of our common stock or from previously issued shares of our common stock that we reacquire, including shares purchased on the open market.
      Adjustments. The number and kind of shares of common stock or other securities available under the 2004 Plan in general, as well as the number and kind of shares of common stock or other securities subject to outstanding awards and the price per share of such awards, may be proportionately adjusted to reflect stock splits, stock dividends and other capital stock transactions. If we are the surviving corporation in any merger or consolidation, each outstanding and vested option will entitle the optionee to receive the same consideration received by holders of the same number of shares of our common stock in such merger or consolidation.
      Section 162(m) of the Internal Revenue Code Limitations. In general, Section 162(m) of Internal Revenue Code, imposes a $1 million limit on the amount of compensation that we may deduct in any tax year with respect to our Chief Executive Officer and each of our other four most highly compensated officers, including any compensation relating to an award granted under the 2004 Plan. The 2004 Plan is designed to allow us to grant awards that are not subject to the $1 million limit imposed by Section 162(m). Currently, no single employee may be granted any awards with respect to more than 1,000,000 shares of common stock or, in the case of a performance award, in excess of $1 million in any one calendar year; provided, however, that this limitation does not apply if it is not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) and the regulations issued thereunder. If Proposal 3 is approved, the aggregate number of shares of our common stock that may be issued to any eligible person under the 2004 Plan per calendar year will increase to 7,000,000 shares. Furthermore, if Section 162(m) would otherwise apply and if the amount of compensation a person would receive under an award is not based solely upon an increase in the value of the underlying shares of our common stock after the date of grant or award, the compensation committee is authorized to condition the grant, vesting or exercisability of such an award on the attainment of a pre-established objective performance goal. The 2004 Plan defines a pre-established objective performance goal to include one or more of the following performance criteria: cash flow; earnings per share (including earnings before interest, taxes and amortization); return on equity; total stockholder return; return on capital; return on assets or net assets; income or net income; operating margin; return on operating revenue; attainment of stated goals related to our research and development or clinical trial programs; attainment of stated goals related to our capitalization, costs, financial condition or results of operations; and any other similar performance criteria.
      Change in Control. Unless the compensation committee provides otherwise in a written agreement, in the event of a change in control (as defined in the 2004 Plan), the compensation committee will provide that all options (other than Nonemployee Director’s Options) either: vest in full immediately preceding the change in control and terminate upon the change in control; be assumed or continued in effect in connection with the change in control transaction; be cashed out for an amount equal to the consideration per share offered in connection with the change in control transaction less the exercise price; or be substituted for similar awards of the surviving corporation. The compensation committee will determine the effect that a change in control has on an award (other than an option) outstanding at the time such a change in control occurs. Immediately prior to a change in control, all outstanding Nonemployee Director’s Options will vest in full.
      Non-Assignability of Awards. Awards are generally not transferable by a recipient during the life of the recipient, except that (i) incentive stock options are transferable by will or the laws of descent and distribution and (ii) all other awards are transferable by will or the laws of descent and distribution, to immediate family members and upon dissolution of marriage. Awards are generally exercisable during the life of a recipient only by the recipient.
      Stockholder Rights. No recipient or permitted transferee of an award under the 2004 Plan has any rights as a stockholder with respect to any shares issuable or issued in connection with the award until we receive all amounts payable in connection with exercise of the award and performance by the recipient of all obligations under such award.

Award Types
      Stock Options. Stock options granted under the 2004 Plan may be incentive stock options (“Incentive Stock Options”), which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code, or nonqualified stock options (“Nonqualified Stock Options”), which do not so qualify.
      The exercise price for each option (other than Nonemployee Director’s Options) is determined by the compensation committee at the date of grant and may not be set below the fair market value of the underlying common stock on the date of grant, subject to permissible discounts of up to 15% from fair market value on the date of grant for Nonqualified Stock Options in lieu of salary or bonus. Notwithstanding the foregoing, in no event may the exercise price be less than the par value of the shares of common stock subject to the option, and the exercise price of an Incentive Stock Option may not be less than 100% of the fair market value on the date of grant. Fair market value is equal to the closing price of our common stock on the date of grant. On October 14, 2005, the fair market value of our common stock was $0.66 per share.
      The exercise price of any option may be paid in cash or by other consideration deemed by the compensation committee to be acceptable, including delivery of our capital stock (surrendered by or on behalf of the optionee) or surrender of other awards previously granted to the recipient exercising the option. Subject to applicable law, the compensation committee may allow exercise in a broker-assisted transaction in which the exercise price will not be received until after exercise if the exercise of the option is followed by an immediate sale of all or a portion of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price.
      Options (other than Nonemployee Director’s Options) granted under the 2004 Plan vest, become exercisable and terminate as determined by the compensation committee. All options granted under the 2004 Plan may be exercised at any time after they vest and before their expiration date or earlier termination; provided that no option may be exercised more than 10 years after the date of its grant; and provided further that the exercise period may be less than 10 years if required by the Internal Revenue Code. In the absence of a specific written agreement to the contrary, and in each case subject to earlier termination on the option’s original expiration date, options will generally terminate: immediately upon termination of the recipient’s employment with us for just cause; 12 months after death or permanent disability; 24 months after normal retirement; and, with respect to termination of employment for any reason other than just cause, disability or retirement, three months in the case of Incentive Stock Options and six months in the case of Nonqualified Stock Options. Notwithstanding the foregoing, however, the compensation committee may designate shorter or longer periods after termination of employment to exercise any option (other than a Nonemployee Director’s Option) if provided for in the instrument evidencing the grant of the options or if agreed upon in writing by the recipient. Options cease to vest upon termination of employment, but the compensation committee may accelerate the vesting of any or all options that had not become exercisable on or prior to the date of such termination. In the event that a nonemployee director ceases to be a director, an option granted to such director (other than a Nonemployee Director’s Option) is exercisable, to the extent exercisable at that date, for a period of five years after that date or longer if permitted by the compensation committee.
      Other Awards. In addition to options, the compensation committee may also grant performance awards, restricted stock, stock appreciation rights (“SARs”), stock payments and dividend equivalents. Performance awards entitle the recipient to a payment in cash or shares of our common stock upon the satisfaction of certain performance criteria. Shares of restricted stock may be granted by the compensation committee to recipients who may not transfer the restricted shares until the restrictions are removed or expire. These restrictions will be for a period of at least one year for performance-based grants and three years for non-performance-based grants, unless the amendment to eliminate such minimum restriction periods with respect to restricted stock pursuant to Proposal 3 is approved. SARs, either related or unrelated to options, entitle the recipient to payment (in the form of cash, stock or a combination thereof) of the difference between the fair market value of a share of common stock as of a specified date and the exercise price of the related option or initial base amount, multiplied by the number of shares as to which such SAR is exercised. The compensation committee may also approve stock payments of our common stock to any eligible person and may also grant dividend equivalents payable in cash, common stock or other awards to recipients of options, SARs or other awards denominated in shares of common stock. For all such awards, the compensation committee will generally determine the relevant criteria, terms and restrictions.
      Nonemployee Director’s Options. Under the 2004 Plan, each of our nonemployee directors automatically receives, upon becoming a nonemployee director, a one-time grant of a Nonqualified Stock Option to purchase up to 40,000 shares of our common stock at an exercise price equal to the fair market value of a share of the common stock on the date of grant. These Nonemployee Director’s Options have a term of 10 years and vest with respect to 25% of the underlying shares on the grant date and with respect to an additional 25% of the underlying shares on the date of each of the first three anniversaries of such grant, but only if the director has remained a nonemployee director for the entire period from the date of grant to such date.
      In addition, each nonemployee director, upon re-election to our board of directors or upon continuing as a director after an annual meeting without being re-elected due to the classification of the board of directors, automatically receives a grant of an additional Nonqualified Stock Option to purchase up to 10,000 shares of our common stock. These additional Nonemployee Director’s Options have a term of 10 years and vest and become exercisable upon the earlier to occur of the first anniversary of the grant date or immediately prior to the annual meeting of stockholders next following the grant date; provided that the director has remained a director for the entire period from the grant date to such earlier date. The exercise price for these additional Nonemployee Director’s Options is the fair market value of our common stock on the date of their grant.

Finally, all outstanding Nonemployee Director’s Options vest in full immediately prior to any change in control.
FEDERAL INCOME TAX CONSEQUENCES
      The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by us is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2004 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
      Incentive Stock Options. Except as discussed below, a recipient of an Incentive Stock Option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient’s employment (or within one year, if termination was due to a permanent and total disability).
      If the recipient of the Incentive Stock Option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue such shares to the recipient or within two years after the date we grant the Incentive Stock Option to the recipient, then:

•	if the recipient’s sales price exceeds the purchase price paid for the shares upon exercise of the Incentive Stock Option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the Incentive Stock Option; or

•	if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the Incentive Stock Option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the Incentive Stock Option over the sales price of the shares.
      If the recipient sells shares acquired upon exercise of an Incentive Stock Option at any time after the recipient has held the shares for at least one year after the date we issue such shares to the recipient pursuant to the recipient’s exercise of the Incentive Stock Option and at least two years after the date we grant the recipient the Incentive Stock Option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the Incentive Stock Option.
      The amount by which the fair market value of shares the recipient acquires upon exercise of an Incentive Stock Option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the Incentive Stock Option will be included as a positive adjustment in the calculation of the recipient’s “alternative minimum taxable income” in the year of exercise.
      In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above, and therefore solely recognizes capital gain upon the sale of such shares, we will not be entitled to any deduction.
      Nonqualified Stock Options. The grant of a Nonqualified Stock Option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a Nonqualified Stock Option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the Nonqualified Stock Option. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient’s holding period after exercise.
      Stock Appreciation Rights (SARs). Generally, the holder of a SAR will recognize ordinary income equal to the value we pay (whether in cash, stock or a combination thereof) pursuant to the SAR on the date the holder receives payment. If we place a limit on the amount that will be payable under a SAR, the holder may recognize ordinary income equal to the value of the holder’s right under the SAR at the time the value of such right equals such limit and the SAR is exercisable. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.
      Stock Purchase Rights — Restricted Stock. Under the 2004 Plan, we are authorized to grant rights to purchase shares of restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 calendar days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions). In the event that a participant forfeits (as a result of a repurchase) restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income, if any, recognized by a participant.
      Other Awards. In addition to the awards described above, the 2004 Plan authorizes certain other types of awards that may include payments in cash, our common stock or a combination of cash and our common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and we will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2004 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that, at the time of receipt by a participant, is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 of the Internal Revenue Code generally will be taxed under the rules applicable to restricted stock as described above.

      Withholding. In the event that an optionee or other recipient of an award under the 2004 Plan is our employee, we generally will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2004 Plan.
      Certain Additional Rules Applicable to Awards. The terms of awards granted under the 2004 Plan may provide for accelerated vesting in connection with a change in control. In that event, and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and we will be denied any deduction with respect to such payment.
      We generally are entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to our Chief Executive Officer and each our other four most highly compensated officers may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2004 Plan may be included in the compensation subject to such deduction limitation.
INTEREST OF CERTAIN PERSONS IN MATERS TO BE ACTED UPON
      Each of our current directors, executive officers and employees is eligible to receive Incentive Awards under the 2004 Plan. Other than automatic option awards to nonemployee directors, the compensation committee has the discretion to determine which eligible persons will receive Incentive Awards under the 2004 Plan. On the dates of future annual meetings, each continuing and re-elected nonemployee director will automatically receive an additional Nonemployee Director’s Option to purchase up to 10,000 shares of our common stock.
      Up to a maximum of approximately 1,351,693 shares of restricted stock, representing an aggregate value of approximately $892,117 (based on the closing price per share of our common stock of $0.66 on the Nasdaq National Market on October 14, 2005), may be granted or allocated to all of our current executive officers as a group pursuant to the retention agreements we entered into in connection with the purchase agreement. See “Proposal 1 — Terms of the Retention Agreements.” Any additional benefits or amounts that will be granted or allocated to (i) any of our named executive officers, (ii) all of our current executive officers as a group, (iii) all of our current directors who are not executive officers as a group and (iv) all of our employees, including all current officers who are not executive officers, as a group, are not determinable as of the date of this proxy statement.
VOTE REQUIRED
      The affirmative vote of a majority of the votes cast on Proposal 3 is required to approve the proposed amendments to the 2004 Plan. Executed proxies with no instructions indicated thereon with respect to Proposal 3 will be voted for Proposal 3. If Proposal 2 is not approved, Proposal 3 will not be implemented.
      If Proposal 1 is approved and Proposal 3 is not approved, we are obligated under the purchase agreement to hold another stockholders’ meeting after the closing to seek approval of Proposal 3. We have been advised by the Investors that they currently intend to vote the shares they will acquire at the closing for the approval of Proposal 3 at such subsequent stockholders’ meeting. Based on the total number of shares currently outstanding, the aggregate number of shares the Investors currently hold and the aggregate number of shares the Investors would acquire at the closing, the Investors are expected to have a sufficient number of shares following the closing to approve Proposal 3 by their votes alone.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

PROPOSAL 4
APPROVAL OF ONE-FOR-FIVE REVERSE STOCK SPLIT
GENERAL
      We are seeking approval to effect a decrease in the number of issued and outstanding shares of our common stock by means of a reverse stock split at a ratio of 1:5, that is, one (1) share for five (5) shares.
      If the stockholders approve Proposal 4, the board of directors will cause a certificate of amendment to our certificate of incorporation to be filed with the Secretary of State of the State of Delaware after the amendment described in Proposal 2 is filed and the transactions described in Proposal 1 have closed (assuming that our stockholders have approved Proposals 1 and 2 at the special meeting). The one-for-five reverse stock split will become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware without further action by us or our stockholders. A form of the certificate of amendment to our certificate of incorporation is attached to the proxy statement at Annex I.
REASONS FOR THE REVERSE STOCK SPLIT
      Under the purchase agreement, we have agreed to seek stockholder approval to effect the one-for-five reverse stock split. In addition, the reverse stock split is being proposed to help maintain the eligibility of our common stock for listing on the Nasdaq National Market and to increase the common stock’s attractiveness to potential investors. In order to maintain our listing on the Nasdaq National Market, the minimum daily closing bid price per share of our common stock must be $1.00 or greater. On April 26, 2005, Nasdaq notified us that our common stock had failed to maintain a minimum closing bid price greater than or equal to $1.00 for 30 consecutive trading days. The failure to comply with this requirement for continued listing on the Nasdaq National Market subjects our common stock to possible delisting. Based on recent trading prices, and the consideration we expect to receive under the purchase agreement from the pending issuance and sale of shares of our common stock and warrants to the Investors, we anticipate that if we effect the reverse stock split, our common stock may trade higher than $1.00 per share. Although our common stock may already have been delisted from the Nasdaq National Market and our common stock may be trading on the Nasdaq Capital Market by the time of the special meeting, if Proposal 4 is not approved, our common stock may cease to be listed and traded on the Nasdaq Capital Market. Such delisting would significantly and adversely affect the trading in and liquidity of our common stock. If Proposal 4 is approved and our common stock trades higher than $1.00 per share for the requisite period of time, we may qualify to apply for reinstatement of our listing on the Nasdaq National Market.
      The board of directors is also seeking the authority to effect the reverse stock split because it hopes that the reverse stock split will broaden the market for our common stock and that the resulting anticipated increased price level will encourage interest in the common stock and possibly promote greater liquidity for our stockholders. Various brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with low-priced stocks. In addition, the current price per share of our common stock may result in individual stockholders paying higher per-share transaction costs because fixed-price brokers’ commissions represent a higher percentage of the stock price on lower priced stock than fixed-price commissions on a higher priced stock.
      While our board of directors believes that our common stock would trade at higher prices after the consummation of the reverse stock split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed the price that is five times the market price of the common stock prior to the reverse stock split. In some cases, the total market capitalization of a company following a reverse stock split is lower, and may be substantially lower, than the total market capitalization before the reverse stock split. We cannot offer any assurance that our common stock will continue to meet the Nasdaq National Market’s or the Nasdaq Capital Market’s continued listing requirements following the reverse stock split. The market price of our common stock is based on our performance and other factors, some of which may be unrelated to the number of our shares outstanding.

EFFECTS OF THE PROPOSED AMENDMENT
      The principal effect of the reverse stock split would be to decrease the number of issued and outstanding shares of common stock from 162,152,686 shares (based on outstanding share information as of October 14, 2005 and including the shares to be issued to the Investors as described in Proposal 1) to approximately 32,430,537 shares. The reverse stock split will not be dilutive to our earnings per share or book value per share. Upon effectiveness of the amendment, every five (5) issued and outstanding shares of common stock will, simultaneous with the effectiveness of the amendment and automatically and without any action on the part of the stockholders, be converted into and reconstituted as one (1) share of common stock. The amendment will not decrease the number of authorized shares of preferred stock or common stock authorized at the effective time of the reverse stock split. The amendment will not affect a stockholder’s proportionate equity interest or the relative rights, preferences or priorities a stockholder is currently entitled to, except for minor differences resulting from adjustments for fractional shares as described below.
      As of October 14, 2005, we had 510 holders of record of our common stock (as determined in accordance with Rule 12g5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). If Proposal 4 is approved and the one-for-five reverse stock split is implemented, the Company expects to have more than 300 holders of record of its common stock (and a significantly greater number of beneficial owners). The reverse stock split is not being effected as the first step in a going private transaction under Rule 13e-3 of the Exchange Act and the Company expects to continue to be subject to the reporting requirements under the Exchange Act after completing the reverse stock split.
      Under Delaware law, our certificate of incorporation and our bylaws, dissenting stockholders have no appraisal rights in connection with the reverse stock split. Our board of directors may make any and all changes to the form of certificate of amendment that it deems necessary in order to file the certificate of amendment with the Secretary of State of the State of Delaware and to give effect to the reverse split under Delaware law.
      If Proposal 4 is approved and the amendment becomes effective, the number of shares of common stock subject to outstanding stock options and the per share exercise price of these options will automatically be proportionately adjusted for the reverse stock split so that the aggregate exercise prices thereunder remain unchanged. Accordingly, the number of shares of common stock authorized for future issuances under the 2004 Plan will also be proportionately adjusted after the amendment is effective, if ever, pursuant to the terms of the plan.
      In addition, if Proposal 1 and Proposal 2 are approved, we expect to issue the closing warrants to the Investors upon closing under the purchase agreement. If Proposal 1 is approved and Proposal 2 is not approved, we expect to issue the first closing warrants and the second closing warrants to the Investors upon closing under the purchase agreement. If Proposal 4 is approved and the amendment becomes effective, the exercise price of the closing warrants (or, as applicable, the first closing warrants and the second closing warrants) and, accordingly, the number of shares of our common stock issuable upon exercise of the closing warrants (or the first closing warrants and the second closing warrants) will be proportionately adjusted, as specified in the documents governing such warrants and described in Proposal 1.
      The reverse stock split is likely to result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions on “round-lots” of even multiples of 100 shares.
EFFECTIVE DATE
      The amendment will be effective as of the date and time that is stated in the certificate of amendment that is filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law. If the amendment is approved by the stockholders and the board of directors elects to effect the reverse stock split as described above, the reverse stock split will be effective simultaneously with the amendment becoming effective.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES
      If Proposal 4 is approved by the requisite vote of our stockholders, the combination of our shares of common stock will occur on the date that we file the amendment with the Secretary of State of the State of Delaware without any further action on the part of our stockholders and without regard to the date that any stockholder physically surrenders the stockholder’s certificates representing pre-reverse split shares of common stock for certificates representing post-reverse split shares. As soon as practicable after the effective date of the amendment, our transfer agent will mail transmittal forms to each holder of record of certificates formerly representing shares of our common stock that will be used in forwarding such certificates for surrender and exchange for new certificates representing the number of shares of our common stock the holder is entitled to receive as a consequence of the reverse split. STOCKHOLDERS SHOULD NOT SEND IN CERTIFICATES REPRESENTING SHARES OF OUR COMMON STOCK UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.
      After receipt of a transmittal form, each holder should surrender the certificates formerly representing shares of our common stock and will receive in exchange therefor certificates representing the number of shares of our common stock to which the holder is entitled as a result of the reverse stock split. The transmittal form will be accompanied by instructions specifying other details of the exchange. No stockholder will be required to pay a transfer or other fee to exchange his, her or its certificates. In connection with the reverse stock split, the CUSIP number on our common will be changed. The new CUSIP number will appear on all newly issued stock certificates representing shares of our post-reverse split common stock.
      In the event that the number of shares of post-reverse split common stock for any stockholder includes a fraction, we will pay that stockholder, in lieu of the issuance of fractional shares, a cash amount (without interest) equal to the fair market value of such fraction of a share, based upon (i) the closing price per share of our common stock as reported on the Nasdaq National Market or the Nasdaq Capital Market, as applicable, on the day preceding the effective date of the amendment or (ii) if our common stock is not then listed on the Nasdaq National Market or the Nasdaq Capital Market, the determination of fair market value by our board of directors. This cash payment represents merely a mechanical rounding off of the fractions in the exchange pursuant to the reverse stock split, and is not a separately bargained-for consideration. Similarly, no fractional shares will be issued on the exercise of our warrants and options, as specified in the documents governing our warrants and options.
      As of the effective date of the amendment, each certificate representing pre-reverse split shares of common stock will be deemed cancelled and, for all corporate purposes, will be deemed to represent only the number of post-reverse split shares of common stock and the right to receive the amount of cash for any fractional shares as a result of the reverse stock split. However, a stockholder will not be entitled to receive any dividends or other distributions payable by us after the amendment is effective until that stockholder surrenders and exchanges its certificates. If there are any dividends or distributions, they will be withheld, accumulated and be paid to each stockholder, without interest, once that stockholder surrenders and exchange its certificates.
FEDERAL INCOME TAX CONSEQUENCES
      The following is a summary of the material anticipated federal income tax consequences of a one-for-five reverse stock split of our issued and outstanding shares of common stock. This summary is based upon the Internal Revenue Code existing and proposed regulations thereunder, judicial decisions and current administrative rulings, authorities and practices, all as amended and in effect on the date of this proxy statement. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested or will be requested, and there is no assurance that the IRS would agree with the conclusions set forth in this summary.
      This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders who may be subject to special treatment under the federal income tax laws (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax exempt entities). In addition, this summary does not address any consequences of the reverse stock split under any state, local or foreign tax laws. As a result, it is the responsibility of each stockholder to obtain and rely on advice from his, her or its tax advisor as to, but not limited to, the following (i) the effect on his, her or its tax situation of the reverse stock split, including, but not limited to, the application and effect of state, local and foreign income and other tax laws; (ii) the effect of possible future legislation or regulations; and (iii) the reporting of information required in connection with the reverse stock split on his, her or its own tax returns. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.
      We believe that the reverse stock split will constitute a tax-free recapitalization under the Internal Revenue Code and that we should not recognize any gain or loss as a result of the reverse stock split. In addition, our stockholders should not recognize any gain or loss if they receive only common stock upon the reverse stock split. If a stockholder receives cash in lieu of a fractional share of common stock that otherwise would be held as a capital asset, the stockholder generally will recognize capital gain or loss equal to the difference, if any, between the cash received and the stockholder’s basis in the fractional share. For this purpose, a stockholder’s basis in the fractional share of common stock will be determined in the manner described below as if the stockholder actually received the fractional share. However, under unusual circumstances, cash received in lieu of a fractional share might possibly be deemed a dividend. The stockholder should consult a tax advisor to determine which of these treatments will apply upon the receipt of cash in lieu of a fractional share of common stock.
      We further believe that a stockholder’s aggregate basis of his, her or its post-reverse split shares of common stock will equal his, her or its aggregate basis in the pre-reverse split shares of common stock owned by that stockholder that are exchanged for the post-reverse split shares of common stock. Generally, the aggregate basis will be allocated among the post-reverse split shares on a pro rata basis. However, if a stockholder has used the specific identification method to identify his, her or its basis in pre-reverse split shares of common stock surrendered in the reverse stock split, the stockholder should consult a tax advisor to determine his, her or its basis in the post-reverse split shares. The holding period of the post-reverse split shares of common stock received by a stockholder will generally include the stockholder’s holding period for the pre-reverse split shares of common stock with respect to which post-reverse split shares of common stock are issued, provided that the pre-reverse split shares of common stock were held as a capital asset on the date of the exchange.
ACCOUNTING EFFECTS OF THE REVERSE STOCK SPLIT
      Following the effective date of the reverse stock split, the par value of our common stock will remain at $0.01 per share. The number of outstanding shares of common stock will be reduced by approximately 80%, taking into account such additional decrease resulting from our repurchase of fractional shares that otherwise would result from the reverse stock split. Accordingly, the aggregate par value of the issued and outstanding shares of our common stock, and therefore the stated capital associated with our common stock, will be reduced, and the additional paid-in capital (capital paid in excess of the par value) will be increased in a corresponding amount for statutory and accounting purposes. If the reverse stock split is effected, all share and per share information in our financial statements will be restated to reflect the reverse stock split for all periods presented in our future filings, after the effective date of the amendment, with the SEC and the Nasdaq National Market or the Nasdaq Capital Market, as applicable. Stockholders’ equity will remain unchanged.
VOTE REQUIRED
      The affirmative vote of the holders of a majority of the voting power of all outstanding shares of our capital stock entitled to vote at the special meeting is required to approve the reverse stock split. Executed proxies with no instructions indicated thereon with respect to Proposal 4 will be voted for Proposal 4. If Proposal 4 is not approved, the reverse stock split will not be implemented.

      If Proposal 1 is approved and Proposal 4 is not approved, we are obligated under the purchase agreement to hold another stockholders’ meeting after the closing to seek approval of Proposal 4. We have been advised by the Investors that they currently intend to vote the shares they will acquire at the closing for the approval of Proposal 4 at such subsequent stockholders’ meeting. Based on the total number of shares currently outstanding, the aggregate number of shares the Investors currently hold and the aggregate number of shares the Investors would acquire at the closing, the Investors are expected to have a sufficient number of shares following the closing to approve Proposal 4 by their votes alone.
      OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4.
EQUITY COMPENSATION PLAN INFORMATION
      The following table provides information as of December 31, 2004 with respect to shares of our common stock that may be issued under our equity compensation plans, and does not include option grants after December 31, 2004 or the potential issuances of restricted stock pursuant to the retention agreements entered into on October 6, 2005 with our key employees in connection with the purchase agreement.

	(a)		(b)		(c)

Number of
Securities
Remaining
	Number of		Weighted-		Available for
	Securities to Be		Average Exercise		Future Issuance
	Issued upon		Price of		Under Equity
	Exercise of		Outstanding		Compensation
	Outstanding		Options,		Plans (Excluding
	Options, Warrants		Warrants and		Securities Reflected
Plan Category	and Rights		Rights		in Column (a))

Equity compensation plans approved by security holders	8,978,464	(1)(2)	$4.44	(3)	864,958	(4)(5)(6)
Equity compensation plans not approved by security holders	—		—		—

(1)	Outstanding options to purchase shares of our common stock under the La Jolla Pharmaceutical Company 1994 Stock Incentive Plan (the “1994 Plan”) and the 2004 Plan as of December 31, 2004.

(2)	As of October 14, 2005, there were outstanding options to purchase 10,815,992 shares of our common stock under the 1994 Plan and the 2004 Plan.

(3)	As of October 14, 2005, the weighted average exercise price of outstanding options under the 1994 Plan and the 2004 Plan was $3.29.

(4)	Includes 655,367 shares subject to the 2004 Plan and 209,591 shares subject to the La Jolla Pharmaceutical Company 1995 Employee Stock Purchase Plan (the “1995 ESPP”) as of December 31, 2004.

(5)	As of October 14, 2005, there were 485,515 shares available for issuance under the 2004 Plan and 530,283 shares available for purchase under the 1995 ESPP.

(6)	If our stockholders approve both Proposal 2 and Proposal 3, the number of shares available under the 2004 Plan will be increased by 16,000,000.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
      The following table sets forth the compensation paid for the last three fiscal years to our Chief Executive Officer and our four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of our fiscal year ended December 31, 2004 and whose total annual salary and bonus for that fiscal year exceeded $100,000 (collectively, the “named executive officers”), and does not include any compensation paid to date in our current fiscal year or the potential payments to be made pursuant to the retention agreements entered into with our key employees in connection with the purchase agreement.

				Long-Term
				Compensation-
				Awards-

		Annual Compensation		Securities	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	($)

Steven B. Engle	2004	$418,855	$144,474	300,000	$—
Chief Executive Officer and	2003	392,798	140,664	300,000	—
Chairman of the Board	2002	374,946	77,406	515,000	—
Matthew D. Linnik, Ph.D.	2004	290,577	87,998	122,000	—
Chief Scientific Officer and	2003	275,445	77,035	150,000	—
Executive Vice President of	2002	251,158	40,661	150,000	—
Research
Bruce K. Bennett, Jr.(1)	2004	201,065	52,302	70,000	—
Vice President of Manufacturing	2003	188,269	52,567	90,000	—
	2002	170,731	458	130,000	—
Kenneth R. Heilbrunn, M.D.(2)	2004	289,401	75,190	80,000	—
Vice President of	2003	275,050	54,195	90,000	—
Clinical Development	2002	158,823	458	145,000	25,000	(3)
William J. Welch(4)	2004	233,184	60,743	90,000	—
Vice President of Sales and	2003	212,827	57,189	82,500	—
Marketing	2002	193,091	31,181	75,000	—

(1)	Mr. Bennett joined us in January 2002. As a result, the amounts paid to him in 2002 reflect only a partial year’s compensation.

(2)	Dr. Heilbrunn joined us in June 2002. As a result, the amounts paid to him in 2002 reflect only a partial year’s compensation. Dr. Heilbrunn’s employment was terminated effective as of April 1, 2005.

(3)	The amount consisted of relocation expense reimbursement.

(4)	Mr. Welch resigned effective as of July 29, 2005.

Option Grants in Last Fiscal Year
      The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended December 31, 2004, and does not include option grants after December 31, 2004.

	Individual Grants
					Potential Realizable Value
		Percent of			at Assumed Annual Rates
	Number of	Total Options			of Stock Price
	Securities	Granted to			Appreciation for Option
	Underlying	Employees in	Exercise		Term(4)
	Options	Fiscal Year	Price	Expiration
Name	Granted (#)(1)	(%)	($/share)(2)	Date(3)	5% ($)	10% ($)

Steven B. Engle(5)	300,000	17.04	$2.96	5/21/14	$558,458	$1,415,243
Matthew D. Linnik(5)	122,000	6.93	2.96	5/21/14	227,106	575,532
Bruce K. Bennett, Jr.(5)	70,000	3.98	2.96	5/21/14	130,307	330,223
Kenneth R. Heilbrunn*	80,000	4.54	2.96	5/21/14	148,922	377,398
William J. Welch*	90,000	5.11	2.96	5/21/14	167,538	424,573

*	Indicates that the person is no longer employed by us.

(1)	A portion of the options were granted under the 1994 Plan and a portion of the options were granted under the 2004 Plan. The 1994 and 2004 Plans are administered by the compensation committee of the board of directors which has broad discretion and authority to construe and interpret the 1994 and 2004 Plans and to modify outstanding options. All granted options vest and become exercisable pursuant to the 1994 and 2004 Plans between the date of the grant and May 21, 2007.

(2)	The exercise price and tax withholding obligations related to the exercise may be paid by delivery of cash or already owned shares or offset by the underlying shares, subject to certain conditions. The exercise price for each grant is the market price of our common stock on the date of grant.

(3)	All of the options are exercisable for a term of 10 years, subject to earlier termination upon certain events related to termination of employment or if we experience a change in control.

(4)	The potential realizable values listed are based upon an assumption that the market price of our common stock appreciates at the stated rate, compounded annually, from the date of grant to the expiration date. The 5% and 10% assumed rates of appreciation are determined by the rules of the SEC and do not represent our estimate of the future market value of the common stock. Actual gains, if any, are dependent upon the future market price of our common stock.

(5)	In our current fiscal year ending December 31, 2005, as of October 14, 2005, we have granted to Steven B. Engle, Matthew D. Linnik and Bruce Bennett, Jr. options to purchase 700,000, 253,000 and 184,000 shares of our common stock, respectively.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise during the fiscal year ended December 31, 2004 by the named executive officers, and does not include any exercise of options after December 31, 2004. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2004, and the aggregate gains that would have been realized had these options been exercised on that date, even though the exercisable options were not exercised and the unexercisable options could not have been exercised.

Number of Securities
			Underlying Unexercised		Value of Unexercised In-the-
			Options at Fiscal Year End		Money Options at Fiscal
	Shares	Value	(#)		Year End ($)(2)
	Acquired on	Realized
Name	Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven B. Engle	—	—	250,000	—	$305,786	—
Matthew D. Linnik	—	—	82,792	—	98,605	—
Bruce K. Bennett, Jr.	—	—	—	—	—	—
Kenneth R. Heilbrunn*	—	—	—	—	—	—
William J. Welch*	—	—	—	—	—	—

*	Indicates that the person is no longer employed by us.

(1)	This amount represents the difference between the exercise price of the options and the market price of our common stock on the date of exercise.

(2)	These amounts represent the difference between the exercise price of the in-the-money options and the market price of our common stock on December 31, 2004, the last trading day of 2004. The closing price of our common stock on that day on the Nasdaq National Market was $1.67. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.
Employment Agreements
      Steven B. Engle. Mr. Engle’s employment agreement provides for a minimum annual salary of $273,000 and entitles him to receive a severance payment in the event of his involuntary termination without cause or if his employment is terminated in connection with a change in control. The severance amount is equal to 24 months of pay at his then current base salary and up to 24 months of medical, dental and life insurance coverage for Mr. Engle and his family. His employment will be deemed to be terminated in connection with a change in control if his employment is terminated or if he resigns following: (i) any change in his title to any position other than President and Chief Executive Officer of the surviving company; (ii) any change in his reporting responsibility such that he does not report directly to the board of directors of the surviving company on all matters; (iii) any material reduction by us or any successor in his responsibilities; (iv) any requirement that his place of employment be in other than the San Diego area; or (v) any material breach by us or any successor of his employment agreement. Also, all employee stock options and other performance awards granted to Mr. Engle before the termination of his employment without cause or in connection with a change in control will automatically vest and become fully exercisable as of his termination date and will remain exercisable for a period equal to the remaining term of the employee stock option or other performance award as provided by the applicable plan or grant pursuant to which the options or awards were granted. If, within one year from the termination of Mr. Engle’s employment, employee stock options granted to any of our executive officers or nonemployee directors or those of any successor are repriced, we are required to provide similar repricing for all outstanding employee stock options granted to Mr. Engle before his termination date. If Mr. Engle is terminated for any reason other than the above described circumstances, and other than for cause, all employee stock options granted to him before the termination of his employment will remain exercisable for a period of one year from his termination date or such longer period as provided by the applicable plan or grant pursuant to which the options were granted. Finally, if we experience an acquisition, merger, reorganization or similar transaction within 30 days of Mr. Engle’s termination of employment,

Mr. Engle may be eligible to receive a cash bonus of $100,000. Mr. Engle’s current annual base salary is $436,800.
      Matthew D. Linnik. Dr. Linnik’s employment agreement entitles him to receive a severance payment in the event of his involuntary termination without cause or if his employment is terminated in connection with a change in control. The severance amount is equal to nine months of pay at his then current base salary and up to nine months of medical and dental coverage for Dr. Linnik and/or his dependants. His employment will be deemed to be terminated in connection with a change in control if, within 180 days of the date of the change in control: (i) his employment is terminated; (ii) his position is eliminated as a result of a reduction in force made to reduce over-capacity or unnecessary duplication of personnel and he is not offered a replacement position with us or our successor as a vice president with compensation and functional duties substantially similar to the compensation and duties in effect immediately before the change in control; or (iii) he resigns because he is required to be employed more than 50 miles from our current headquarters. Also, all employee stock options granted to Dr. Linnik as of the date of the employment agreement will automatically vest and become fully exercisable as of his termination date if his termination of employment is without cause or is in connection with a change in control, and will remain exercisable for a period of one year from his termination date or such longer period as provided by the applicable plan or grant pursuant to which the options were granted. Dr. Linnik’s current annual base salary is $305,482.
      Bruce K. Bennett, Jr. Mr. Bennett’s employment agreement entitles him to receive a severance payment in the event of his involuntary termination without cause or if his employment is terminated in connection with a change in control. The severance amount is equal to up to nine months of pay at his then current base salary and up to nine months of medical and dental coverage for Mr. Bennett and/or his dependents. His employment will be deemed to be terminated in connection with a change in control if, within 180 days of the date of the change in control: (i) his employment is terminated; (ii) his position is eliminated as a result of a reduction in force made to reduce over-capacity or unnecessary duplication of personnel and he is not offered a replacement position with the Company or its successor as a vice president with compensation and functional duties substantially similar to the compensation and duties in effect immediately before the change in control; or (iii) he resigns because he is required to be employed more than 50 miles from our current headquarters. Also, all employee stock options granted to Mr. Bennett as of the date of the employment agreement will automatically vest and become fully exercisable as of his termination date if his termination of employment is without cause or is in connection with a change in control, and will remain exercisable for a period of one year from his termination date or such longer period as provided by the applicable plan or grant pursuant to which the options were granted. Mr. Bennett’s current annual base salary is $209,847.
Retention Agreements
      On October 6, 2005, in connection with the execution of the purchase agreement, we entered into retention agreements with a number of our key employees, including with the following named executive officers: Steven B. Engle, Matthew D. Linnik and Bruce K. Bennett, Jr. Pursuant to the terms of the retention agreements, subject to the closing under the purchase agreement, each of the key employees is entitled to receive an incentive bonus equal to 50% of his annual salary in the form of cash, shares of restricted stock or a combination of both. In addition, if a key employee elects to receive shares of restricted stock, he will also, subject to certain limitations, be entitled to receive an additional “gross-up” payment based on the taxes payable with respect to his or her receipt of such shares of restricted stock. If the closing under the purchase agreement does not occur, the key employees will not be entitled to any payment under the retention agreements. The execution of the retention agreements was not a specific condition to the execution of the purchase agreement, but the Investors had an active and important role in establishing the terms of the retention agreements. See “Proposal 1 — Summary of Terms of Agreements — Terms of the Retention Agreements.”
Employment Agreements of Former Employees
      Kenneth R. Heilbrunn. Dr. Heilbrunn’s employment was terminated effective as of April 1, 2005. Prior to the termination of his employment, Dr. Heilbrunn’s employment agreement entitled him to receive a severance payment in the event of his involuntary termination without cause or if his employment was terminated in connection with a change in control. The severance amount was equal to up to nine months of pay at his then current base salary and up to nine months of medical and dental coverage for Dr. Heilbrunn and/or his dependants. His employment would have been deemed terminated in connection with a change in control if, within 180 days of the date of the change in control: (i) his employment was terminated; (ii) his position was eliminated as a result of a reduction in force made to reduce over-capacity or unnecessary duplication of personnel and he was not offered a replacement position with the Company or its successor as a vice president with compensation and functional duties substantially similar to the compensation and duties in effect immediately before the change in control; or (iii) he resigned because he was required to be employed more than 50 miles from our current headquarters. Also, all employee stock options granted to Dr. Heilbrunn as of the date of the employment agreement would have automatically vested and become fully exercisable as of his termination date if his termination of employment was without cause or was in connection with a change in control, and would have remained exercisable for a period of one year from his termination date or such longer period as provided by the applicable plan or grant pursuant to which the options were granted.
      Pursuant to the terms of Dr. Heilbrunn’s employment agreement and a letter agreement we entered into with him in connection with the termination of his employment, we continued to pay Dr. Heilbrunn at the rate of his base salary as of April 1, 2005, and provided him with medical and dental coverage, for a period of six months from such date (until October 1, 2005). All of Dr. Heilbrunn’s employee stock options initially granted to him upon hire vested and became fully exercisable as of April 1, 2005 for a period of one year. All other employee stock options granted to Dr. Heilbrunn during the course of his employment have expired.
      William J. Welch. Mr. Welch resigned effective as of July 29, 2005. Prior to the termination of his employment, Mr. Welch’s employment agreement entitled him to receive a severance payment in the event of his involuntary termination without cause or if his employment was terminated in connection with a change in control. The severance amount was equal to nine months of pay at his then current base salary. His employment would have been deemed terminated in connection with a change in control if, within 180 days of the date of the change in control: (i) his employment was terminated; (ii) his position was eliminated as a result of a reduction in force made to reduce over-capacity or unnecessary duplication of personnel and he was not offered a replacement position with us or our successor as a vice president with compensation and functional duties substantially similar to the compensation and duties in effect immediately before the change in control; or (iii) he resigned because he was required to be employed more than 50 miles from our current headquarters. Also, all employee stock options granted to Mr. Welch as of the date of the employment agreement would have automatically vested and become fully exercisable as of his termination date if his termination of employment was without cause or was in connection with a change in control, and would have remained exercisable for a period of one year from his termination date or such longer period as provided by the applicable plan or grant pursuant to which the options were granted.
      Because Mr. Welch resigned, he is not entitled to receive any severance payments or medical benefits under his employment agreement. All of Mr. Welch’s unvested employee stock options as of July 29, 2005 expired as of such date, and his vested employee stock options will expire on October 29, 2005 (with respect to incentive stock options) and January 29, 2006 (with respect to non-qualified stock options).

STOCK PERFORMANCE GRAPH
      The following graph compares the cumulative total stockholder return on our common stock for the five years ended December 31, 2004 with the Center for Research in Securities Prices (“CRSP”) Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks (comprising all companies listed in the Nasdaq Stock Market under SIC 283). The graph assumes that $100 was invested on December 31, 1999 in our common stock and each index and that all dividends were reinvested. No cash dividends have been declared on our common stock. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004

La Jolla Pharmaceutical Company	100	186.45	353.22	256.82	168.31	65.98

Nasdaq — US	100	60.31	47.84	33.07	49.45	53.81

Nasdaq — Pharmaceuticals	100	124.73	106.31	68.69	100.69	107.22

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      There are no compensation committee interlocks between us and other entities involving our executive officers and directors who serve as executive officers or directors of such other entities. During the last completed fiscal year, no member of the compensation committee of our board of directors was a current or former officer or employee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth information regarding the beneficial ownership of our common stock as of October 14, 2005, by:

•	each person who is known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors and nominees;

•	each of our current named executive officers and the two former named executive officers who ceased to be employed during the current fiscal year; and

•	all of our directors and executive officers as a group.

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner(1)	Beneficial Ownership(2)		Class (%)(3)

Alejandro Gonzalez Cimadevilla
Ruben Dario #223 5-A Chapultepec Morales Mexico, D.F. 05 11570	7,157,951	(4)	9.7
Columbia Wanger Asset Management, LP
227 West Monroe Street, Suite 3000 Chicago, IL 60606	5,625,000	(5)	7.6
Thomas H. Adams, Ph.D.	172,767	(6)	*
Josefina T. Elchico	62,737	(7)	*
Steven B. Engle	2,296,351	(8)	3.1
Robert A. Fildes, Ph.D.	203,768	(9)	*
Paul C. Jenn, Ph.D.	338,979	(10)	*
Stephen M. Martin	100,172	(11)	*
Craig R. Smith, M.D.	32,056	(12)	*
Bruce K. Bennett, Jr.	284,405	(13)	*
Kenneth R. Heilbrunn, M.D.	102,155	(14)	*
Matthew D. Linnik, Ph.D.	668,715	(15)	*
William J. Welch	158,648	(16)	*
All directors and executive officers as a group (12 persons)	4,977,397	(17)	6.7

*	Less than 1%

(1)	Unless otherwise indicated, the address for each beneficial owner is care of La Jolla Pharmaceutical Company, 6455 Nancy Ridge Drive, San Diego, California 92121.

(2)	The table below includes the number of shares underlying options that are exercisable within 60 days from October 14, 2005. All information with respect to beneficial ownership is based upon filings made by the respective beneficial owners with the SEC or information provided to the Company by such beneficial owners. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table does not include shares of restricted stock that may be issued to our key employees pursuant to the retention agreements we entered into in connection with the purchase agreement.

(3)	On October 14, 2005, there were 74,152,686 shares of common stock outstanding. Shares not outstanding that are subject to options exercisable by the holder thereof within 60 days of October 14, 2005 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. The percentage owned by each of the stockholders listed does not include shares of restricted stock that may be issued to our key employees pursuant to the retention agreements we entered into in connection with the purchase agreement.

(4)	Based on information provided to us by the stockholder as of October 6, 2005.

(5)	Based on the Form 13-F Holdings Report filed on August 16, 2005.

(6)	Includes 165,767 shares subject to options that are exercisable within 60 days.

(7)	Includes 37,953 shares subject to options that are exercisable within 60 days.

(8)	Includes 2,294,867 shares subject to options that are exercisable within 60 days.

(9)	Includes 120,704 shares subject to options that are exercisable within 60 days.

(10)	Includes 333,305 shares subject to options that are exercisable within 60 days.

(11)	Includes 99,972 shares subject to options that are exercisable within 60 days.

(12)	All shares are subject to options that are exercisable within 60 days.

(13)	Includes 221,831 shares subject to options that are exercisable within 60 days.

(14)	Based upon the Form 4 filed by the reporting person on April 5, 2005, and includes 90,000 shares subject to options that are exercisable within 60 days. Dr. Heilbrunn’s employment was terminated effective as of April 1, 2005.

(15)	Includes 662,218 shares subject to options that are exercisable within 60 days.

(16)	Based upon the Form 4 filed by the reporting person on May 20, 2005, and includes 156,739 shares subject to options that are exercisable within 60 days. Mr. Welch resigned effective as of July 29, 2005.

(17)	Includes 4,718,964 shares subject to options that are exercisable within 60 days.
OTHER INFORMATION
Other Matters of Business
      Our board of directors currently is not aware of any other matters that are to be presented for action at the special meeting. If any other matters properly come before the special meeting or any adjournments or postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.
2006 Annual Meeting Proposals
      Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2006 annual meeting of stockholders, including nominees for directors, must cause their proposals to be received in writing by our corporate Secretary at the address set forth on the first page of this proxy statement no later than December 12, 2005. Any such proposals should be addressed to our corporate Secretary and may be included in the proxy materials for our 2006 annual meeting of stockholders only if such proposal complies with our bylaws and the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.
Delivery of Documents to Stockholders Sharing the Same Address
      With regard to the delivery proxy statements and related materials, under certain circumstances, the SEC permits a single set of documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces mailing and printing costs. Even if householding is implemented, each stockholder will continue to receive a separate proxy card or, in the case of shares of stock held in a street name account, a separate voting instruction form.

      We have not implemented householding rules with respect to our record holders. However, banks, brokers, and other firms may have instituted householding and this may impact stockholders whose shares are registered in the name of the bank, broker, or other firm. If a stockholder received a householding notification from its broker, only one set of the proxy statement and related materials will be mailed to an address at which two or more stockholders reside unless the stockholder gave instructions to the contrary. If any stockholder residing at such an address wishes to receive a separate of the proxy statement and related materials, the stockholder should contact his, her, or its broker directly. A stockholder may also receive additional copies of the proxy statement and related materials by calling the number listed below under the heading “Availability of Additional Information.”
Availability of Additional Information
      Please contact us if you have questions or need more information about the special meeting. Written requests should be directed to the following address: Investor Relations, La Jolla Pharmaceutical Company, 6455 Nancy Ridge Drive, San Diego, California 92121. Telephonic requests should be directed to (858) 646-6649. Upon written request from any person who was our stockholder (of record or beneficially) at the close of business on October 14, 2005, we will send to such person, at no charge, any document to which we refer in, and not attached as an annex to, this proxy statement. You should send your request to our Investor Relations department at the address listed above.

By order of the board of directors,

Steven B. Engle
Chairman of the Board and Chief Executive Officer
Dated: October      , 2005

ANNEX A
LA JOLLA PHARMACEUTICAL COMPANY
SECURITIES PURCHASE AGREEMENT
      THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 6, 2005, is executed by and among La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), and the persons and entities listed on Schedule A(each a “Purchaser” and collectively, the “Purchasers”).
Recitals
      WHEREAS, each Purchaser desires to purchase, and the Company desires to issue and sell to each Purchaser, the number of shares set forth opposite such Purchaser’s name on Schedule A hereto (all such shares for all Purchasers, the “Shares”) of the Company’s common stock, $0.01 par value per share (“Common Stock”) together with a Closing Warrant (as defined below) for each such Purchaser, at a purchase price for each Purchaser equal to the product of Seventy Five Cents ($0.75) multiplied by the number of Shares purchased by such Purchaser;
      WHEREAS, to induce the Purchasers to enter into this Agreement, the Company has agreed to issue a Contingent Warrant (as defined below) to each Purchaser on the date specified below, and has also agreed to take certain actions specified in this Agreement in advance of the Closing (as defined below); and
      WHEREAS, the Company and the Purchasers are entering into this Agreement to reflect the terms and conditions with respect to each Purchaser’s potential investment in the Company represented by the Shares and the Warrants (as defined below).
      NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Agreement
Section 1.     Purchase of Shares and Warrants
      1.1     On or prior to the date of this Agreement, the Company’s Board of Directors shall have authorized the sale and issuance of the Shares and Warrants and the transactions contemplated by this Agreement, subject to the terms and conditions contained herein.
      1.2     Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Purchaser at the Closing, and each Purchaser agrees to purchase, severally and not jointly, from the Company at the Closing, (a) that number of Shares set forth opposite such Purchaser’s name on Schedule A, and (b) a Warrant in the form attached hereto as Exhibit A, appropriately completed with the name of such Purchaser and the number of shares of Common Stock for which it is potentially exercisable, as set forth opposite such Purchaser’s name on Schedule A and, if the Company shall not have obtained the Share Authorization Approval, an additional Warrant in the form attached hereto as Exhibit B, appropriately completed with the name of such Purchaser and the number of shares of Common Stock for which it is potentially exercisable, as set forth opposite such Purchaser’s name on Schedule A (the “Closing Warrants”), for an aggregate cash purchase price for such Purchaser equal to the product of Seventy Five Cents ($0.75) (the “Per Share Purchase Price”) multiplied by the number of Shares so purchased by such Purchaser. In addition, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of this Agreement, the Company agrees to issue to each Purchaser on its applicable Issuance Date (as defined below) a Warrant in the form attached hereto as Exhibit C, for no separate consideration, appropriately completed with the name of such Purchaser and the number of shares of Common Stock for which it is potentially exercisable, as set forth opposite such Purchaser’s name on Schedule A (the “Contingent Warrants” and, together with the Closing Warrants, the “Warrants”). As described in greater detail in each Contingent Warrant, a Contingent Warrant will only be exercisable from and after the “Warrant Trigger Date” (as defined in the Contingent Warrants) (the “Warrant Trigger”). The date on which a particular Contingent Warrant shall be issued (its “Issuance Date”) is (i) the date of this Agreement for the Purchasers listed on Schedule B, and (ii) on the first Business Day (as defined below) after the Warrant Trigger for all other Purchasers. Finally, on the date hereof, the Company and each Purchaser shall enter into and deliver the Rights Agreement (as defined below).
      1.3     The Company will use substantially all of the net proceeds from the sale of the Shares and the Warrants to pursue the registration and approval of Riquent® for sale in world markets; provided, that to the extent the Company’s Board of Directors deems it appropriate, a portion of the proceeds may be used to further other Company programs.
Section 2.     Closing, Delivery and Payment.
      2.1     Closing. The closing of the sale and purchase of the Shares and Closing Warrants (the “Closing”) shall take place at 10:00 a.m. San Diego time on the date (the “Closing Date”) that is five Business Days after the complete satisfaction of all of the conditions to the Closing set forth in Section 6.1 and Section 6.2 (or waiver thereof in accordance with the terms of Section 6.1 or Section 6.2, as applicable), or at such other time or place, if any, as the Company and the Purchasers may mutually agree; provided, that each Purchaser’s obligation to purchase Shares and a Closing Warrant under this Agreement shall terminate and be of no further force or effect immediately after the occurrence of a Warrant Trigger. As used herein, a “Business Day” means any day which is not (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in California or New York are authorized or obligated by law or regulation to close.
      2.2     Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased by such Purchaser, and such Purchaser’s Closing Warrant, against payment of the purchase price therefor in immediately available funds by check or wire transfer to an account designated by the Company.
Section 3.     Representations and Warranties of the Company
      As a material inducement to each Purchaser to enter into and perform its obligations under this Agreement, and except as set forth on the Disclosure Schedule (the “Disclosure Schedule”) furnished to each Purchaser specifically identifying the section(s) hereof to which such exception is applicable, which exceptions shall be deemed to be a part of the representations and warranties as if made hereunder, the Company hereby represents and warrants to each Purchaser as of the date of this Agreement as follows:
      3.1     Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted and to enter into and perform this Agreement and all other agreements required to be executed by the Company at or prior to the Closing pursuant to Section 6.1 (collectively, together with the Warrants, the “Ancillary Agreements”), to issue the Shares and the Warrants and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements. The Company is duly qualified or otherwise authorized to do business as a foreign corporation or other organization and is in good standing as such in every jurisdiction in which the failure so to qualify would have a material adverse effect on (i) the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) the enforceability or binding effect of this Agreement and the Ancillary Agreements or (iii) the ability of the Company to perform its obligations under this Agreement and the Ancillary Agreements (a “Company Material Adverse Effect”). The Company is currently qualified to do business, and in good standing, as a foreign corporation in California. The Company has made available to the Purchasers complete and accurate copies of the Certificate of Incorporation (including all certificates of designation), as amended to date and currently in effect (the “Certificate”), and the by-laws of the Company, as amended to date and currently in effect (the “By-laws’), and the Company has at all times complied in all material respects with all provisions of such documents and is not in default under, or in violation of, any such provision.

      3.2     Subsidiaries, Etc. Section 3.2 of the Disclosure Schedule sets forth the name, jurisdiction of incorporation and authorized and outstanding capitalization of each Subsidiary (as defined below). All of the outstanding shares of capital stock of each of the Subsidiaries are duly and validly authorized, are validly issued and are fully paid and nonassessable, have been offered, issued, sold and delivered in compliance in all material respects with applicable foreign, federal and state securities laws and are owned by the Company free and clear of any Security Interest (as defined below). Except as set forth in Section 3.2 of the Disclosure Schedule, the Company has, and upon the Closing will have, no Subsidiaries and will not own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity. Except as disclosed in Section 3.2 of the Disclosure Schedule, each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as currently conducted. Except as set forth in Section 3.2 of the Disclosure Schedule, no Subsidiary owns or leases any property or engages in any activity in any jurisdiction which requires such Subsidiary to qualify to do business as a foreign corporation in such jurisdiction and where the failure to so qualify could reasonably be expected to have a Company Material Adverse Effect. As used in this Agreement, “Subsidiary” means any corporation, partnership, trust, limited liability company or other entity (i) in which the Company directly or indirectly through one or more of its subsidiaries holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity, or (ii) with respect to which the Company directly or indirectly through one or more of its subsidiaries has the right, pursuant to agreement or otherwise, to appoint 50% or more of the members of the board of directors (or similar governing body).
      3.3     Capitalization.
      (A) The authorized capital stock of the Company (immediately prior to the Closing) consists of, as of October 5, 2005, (i) 175,000,000 shares of Common Stock, of which 74,152,686 shares are issued and outstanding, and (ii) 8,000,000 shares of Preferred Stock, $0.01 par value per share, 100,000 of which were designated Series A Junior Participating Preferred Stock, none of which are issued or outstanding, and 7,900,000 of which remain undesignated. The rights, preferences, privileges and restrictions of the Common Stock and Preferred Stock are as stated in the Certificate.
      (B) Section 3.3(B) of the Disclosure Schedule includes a complete and accurate list, based on public filings made with the Commission (as defined below), as of the date of this Agreement, of each person or entity that is known by the Company to be the beneficial owner of at least 5% of the outstanding Common Stock, showing the number of shares of Common Stock (and any options, warrants or other rights to acquire capital stock of the Company) held by each such person or entity. All of the issued and outstanding shares of capital stock of the Company (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) have not been issued in violation of preemptive rights, voting agreements or rights of first offer or refusal applicable to the Company’s capital stock (collectively, “Preemptive Rights”) and (iii) have been offered, issued and sold by the Company in compliance in all material respects with all applicable federal and state securities laws.
      (C) Section 3.3(C) of the Disclosure Schedule includes a complete and accurate list, as of the date of this Agreement of: (i) all stock option plans and other stock or equity-related plans of the Company or any Subsidiary currently in effect (the “Company Stock Plans”), indicating for each Company Stock Plan the number of shares of Common Stock issued to date under such Plan, the number of shares subject to outstanding options under such Plan and the number of shares reserved for future issuance under such Plan; and (ii) all holders of securities or rights exercisable for, convertible into, exchangeable for or otherwise giving the holder thereof the right to subscribe for or acquire any capital stock of the Company or any Subsidiary (“Company Securities”) (other than outstanding options to purchase shares of Common Stock under the Company Stock Plans (“Company Stock Options”)), indicating with respect to each Company Security the number of shares of capital stock, and the class or series of such shares, subject to such Company Security, the exercise or conversion price thereof, the date of issuance and the expiration date thereof. The Company has made available to the Purchasers complete and accurate copies of all Company Stock Plans, forms of all stock option agreements evidencing Company Stock Options and all Company Securities. All of the shares of capital stock of the Company subject to Company Stock Options and Company Securities will be, upon issuance pursuant to the proper exercise of such instruments, duly authorized, validly issued, fully paid and nonassessable.
      (D) Except as disclosed in Section 3.3(D) of the Disclosure Schedule or as required pursuant to the terms of this Agreement, (i) no subscription, warrant, option, convertible security (including convertible debt), participation right or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or any Subsidiary is authorized or outstanding (other than Company Stock Options and Company Securities that are disclosed pursuant to Section 3.3(C)), (ii) neither the Company nor any Subsidiary has any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security (including convertible debt) or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or any Subsidiary, (iii) neither the Company nor any Subsidiary has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company or any Subsidiary.
      (E) Except for the Ancillary Agreements or as disclosed in Section 3.14 of the Disclosure Schedule, there is no agreement, written or oral, in effect between the Company or any Subsidiary and any holders of its securities, or, to the Company’s knowledge, among any holders of its securities, relating to Preemptive Rights or the sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights), registration under the Securities Act of 1933, as amended (the “Securities Act”), or voting, of the capital stock of the Company or any Subsidiary.
      3.4     Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon exercise of Warrants (the “Warrant Shares”), have been duly authorized by all necessary corporate action on the part of the Company, subject to the required Share Authorization Approval (as defined below) as contemplated by Section 5.14. The Shares when issued, sold and delivered in accordance with the provisions of this Agreement, and the Warrant Shares when issued in accordance with the provisions of the Warrants, will be duly and validly issued, fully paid and nonassessable, and will not be issued in violation of any Preemptive Rights. On or prior to the date hereof, the Company shall have reserved and shall keep reserved all of its authorized but unissued shares of Common Stock for issuance of the Shares and the Common Stock issuable upon exercise of the Warrants (other than such shares which are already reserved for the Company Stock Plans). The Company is eligible to register the Shares and Warrant Shares for resale by the Purchasers on a registration statement on Form S-3 under the Securities Act.
      3.5     Authority for Agreement. The Company has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is a party, to issue the Shares, the Warrants and the Warrant Shares (subject to obtaining the Share Authorization Approval) and to perform its other obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each of the Ancillary Agreements to which it is a party (including the issuance of the Warrant Shares) have been duly authorized by all requisite corporate action by the Company and, when executed and delivered by the Company, this Agreement and each of the Ancillary Agreements will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.
      3.6     No Conflict. The execution, delivery and performance of this Agreement and the Ancillary Agreements, the issuance of the Shares, the Warrants and the Warrant Shares (subject to obtaining the Share Authorization Approval) and the consummation of the other transactions contemplated hereby and thereby by the Company will not (a) conflict with or violate any provision of the Certificate or By-laws of the Company, (b) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any material contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other material arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which their respective assets are subject, (c) result in the imposition of any Security Interest upon any assets of the Company or any Subsidiary, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Subsidiary or any of their properties or assets. For purposes of this Agreement, “Security Interest” means any mortgage, pledge, security interest, encumbrance, charge, lien or similar right (whether arising by contract or by operation of law).
      3.7     Consents. Except as disclosed in Section 3.7 of the Disclosure Schedule, no consent, permit, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency, including any Self-Regulatory Organization (including NASDAQ) (each of the foregoing is hereafter referred to as a “Governmental Entity”) or any other Person is required to be made or obtained by the Company or any Subsidiary in connection with the offer, issuance, sale and delivery of the Shares and the Warrants, the issuance and delivery of the Warrant Shares or the other transactions to be consummated hereunder, as contemplated by this Agreement and the Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the Closing, and such filings required to be made after the Closing under applicable federal and state securities laws. Based in part on the representations made by each of the Purchasers in Section 4 of this Agreement, the offer and sale of the Shares, the Warrants and the Warrant Shares to each of the Purchasers will be in compliance with applicable federal and state securities laws.
      3.8     Litigation; Compliance. Except as disclosed in Section 3.8 of the Disclosure Schedule, there is no material action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company’s knowledge, any threat thereof or any facts or circumstances that might reasonably be expected to provide the basis therefor, against the Company or any Subsidiary. There is no material action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company’s knowledge, any threat thereof or any facts or circumstances that might reasonably be expected to provide the basis therefor, against the Company or any Subsidiary, or any of their employees by reason of the past employment relationships of any employees, in connection with or arising from the past or proposed activities or business affairs of the Company or any Subsidiary, or negotiations by the Company or any Subsidiary with possible investors in the Company or any Subsidiary. Neither the Company nor any Subsidiary is subject to any outstanding judgment, order or decree. The Company and each Subsidiary has, in all material respects, complied with all laws, regulations and orders applicable to its business, including Pharmaceutical Laws (as defined below), and has all material permits and licenses required thereby. For purposes of this Agreement, “Pharmaceutical Law” shall mean any federal, state, local or foreign law, statute, rule or regulation relating to the development, commercialization and sale of pharmaceutical and biotechnology products and devices, including all applicable regulations of the U.S. Food and Drug Administration and comparable applicable foreign regulatory authorities.
      3.9     SEC Documents; Financial Statements. Since June 30, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (all of the foregoing filed prior to or on the date of this Agreement and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has made available to the Purchasers true, correct and complete copies of all SEC Documents. As of the date of filing of such SEC Documents, each such SEC Document, as it may have been subsequently amended by filings made by the Company with the Commission prior to the date of this Agreement, complied in all material respects with the requirements of the Exchange Act applicable to such SEC Document and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are or were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied in the United States (“GAAP”), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended. Ernst & Young LLP is a registered public accounting firm independent of the Company as required by the Securities Act and Exchange Act. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Documents. No other written information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents, including pursuant to this Section 3, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date of this Agreement and to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound which has not been previously filed as an exhibit to the SEC Documents. Except for the issuance of the Shares and Warrants contemplated by this Agreement and the planned special meeting of the Company’s stockholders to vote on the issuance of the Shares and the Warrant Shares issuable pursuant to the Closing Warrants, no event, liability, development or circumstance has occurred or exists, with respect to the Company, any Subsidiary or their business, properties, prospects, operations or financial condition, that is required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed. The Company has no reason to believe that its independent auditors will withhold their consent to the inclusion of their audit opinion concerning the Company’s financial statements that shall be included in a “Registration Statement” (as such term is defined in the Rights Agreement) required pursuant to Section 2(a) of the Rights Agreement. Except as disclosed in the SEC Documents, there has been no change or development that has had or could reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect since December 31, 2004.
      3.10     Taxes. The amount shown on the Condensed Consolidated Balance Sheet of the Company as of June 30, 2005 that is included in the Company’s Form 10-Q filed with the Commission on August 9, 2005 (the “Balance Sheet”) as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local and foreign taxes for all periods. The Company and each Subsidiary has filed or has obtained currently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are complete and accurate in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company or such Subsidiary. No controversy with respect to taxes of any type with respect to the Company or any Subsidiary is pending or, to the Company’s knowledge, threatened. The Company and each Subsidiary has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes). The Company has no knowledge of any material liability of any tax to be imposed upon the properties or assets of the Company or any Subsidiary as of the Closing that is not adequately provided for.
      3.11     Property and Assets. Except as disclosed in Section 3.11 of the Disclosure Schedule, the Company and each Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet and the SEC Documents, and none of such properties or assets is subject to any Security Interest. Neither the Company nor any Subsidiary owns, or has ever owned, any real estate.

      3.12     Intellectual Property.
      (A) The term “Intellectual Property Assets” means all intellectual property owned or licensed by the Company or any Subsidiary in which the Company or any Subsidiary has a proprietary interest, including without limitation:

(1) the name of the Company and its Subsidiaries, all assumed fictional business names, trademarks, service marks, trade dress, logos and trade names, whether or not registered, including all common law rights, and registrations and applications for registrations thereof (collectively, “Marks”);

(2) all patents and patent applications (including divisions, continuations, continuations-in-part, reissues, reexaminations and extensions thereof) either granted or pending with a domestic, international or foreign patent office or other governing body (collectively, “Patents”);

(3) all registered and unregistered copyrights in both published works and unpublished works including the content of proprietary computer software and internet web sites in which the Company or any Subsidiary has rights (collectively, “Copyrights”); and

(4) all know-how, trade secrets, confidential or proprietary information, customer lists, software, technical information, data, compounds, compositions of matter, formulas, process technology, plans, drawings and blue prints (collectively, “Trade Secrets”), which are not the subject of Marks, Patents or Copyrights.
      (B) Section 3.12(B) of the Disclosure Schedule contains a complete and accurate list of all material contracts or agreements relating to the Intellectual Property Assets, including all research and development licenses and material transfer agreements (but excluding any license implied by the sale of a product). Section 3.12(B) of the Disclosure Schedule also lists all material clinical, formulation and manufacturing agreements, and associated regulatory consulting service agreements, relating to the Company’s or any Subsidiary’s products and proposed products. There are no outstanding and, to the knowledge of the Company, no threatened disputes or disagreements with respect to any such contract or agreement.
      (C) No contract or agreement listed or required to be listed in Section 3.12(B) of the Disclosure Schedule contains any provision that would cause the terms of any such contract or agreement to become invalid, be breached, terminate or otherwise change as a result of any of the transactions contemplated by this Agreement.
      (D) To the knowledge of the Company, the Intellectual Property Assets are all those necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and currently proposed to be conducted in the reasonably foreseeable future. Except as noted in Section 3.12(D) of the Disclosure Schedule, the Company is the sole owner or exclusive licensee of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Security Interests, and has the exclusive right to use and practice without payment to a third party all of the Intellectual Property Assets for the operation of the business of the Company and its Subsidiaries as currently conducted and as currently proposed to be conducted in the reasonably foreseeable future, other than in respect of licenses described in Section 3.12(B) of the Disclosure Schedule. All former and current employees of the Company or any Subsidiary (and all other agents, consultants and contractors who contributed to or participated in the conception or development of the Intellectual Property Assets) have executed written contracts or agreements with the Company that assign to the Company all rights to any inventions, improvements, discoveries or information relating to the business of the Company or any Subsidiary, including without limitation all Intellectual Property Assets owned, controlled by or in the possession of the Company or any Subsidiary. To the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property Assets by any third party, employee or former employee.
      (E) Section 3.12(E) of the Disclosure Schedule contains a complete and accurate list of all Patents that are owned by the Company or any Subsidiary or used in the Company’s or any Subsidiary’s current operations.

(1) All of the Patents that the Company or any Subsidiary owns and, to the knowledge of the Company, all of the Patents that either has rights to pursuant to license agreements with third parties, are currently in compliance with applicable formal legal requirements (including payment of required filing, examination and maintenance fees and filing of required proofs of working or use), and are valid and enforceable. To the knowledge of the Company, there is no fact that would form a reasonable basis for belief that the patent applications within the Patents would be unenforceable or invalid if issued as patents. All of the Patents that Company or any Subsidiary owns and, to the knowledge of the Company, all of the Patents that either has rights to pursuant to license agreements with third parties, were prosecuted or are being prosecuted in full compliance with the Duty of Candor required by the United States Patent & Trademark Office and any similar requirement of any corresponding foreign agencies, specifically, all material information known to the Company, its subsidiary or its licensors, as appropriate, during the prosecution of such Patents was disclosed to the United States Patent & Trademark Office or corresponding foreign agency during prosecution, and in connection with such prosecution, the Company, its Subsidiary or its licensors, as appropriate, did not make any material misstatements, material omissions or material misleading statements.

(2) Except as otherwise indicated in Section 3.12(E) of the Disclosure Schedule, no Patent within the Intellectual Property Assets has been or is now involved in any interference proceeding, reissue proceeding, reexamination proceeding, or opposition proceeding. To the knowledge of the Company, there is no potentially interfering patent or patent application of any third party with respect to the Patents.

(3) Except as otherwise indicated in Section 3.12(E) of the Disclosure Schedule, (a) to the Company’s knowledge, no Patent within the Intellectual Property Assets is infringed or has been challenged or threatened in any way, and (b) none of the products manufactured or sold or currently contemplated to be manufactured or sold, nor any process or know-how used or currently contemplated to be used, by the Company or any Subsidiary infringes or is alleged in writing to infringe any patent or other proprietary right of any other person or entity. Neither the Company or any Subsidiary nor, to the Company’s knowledge, its licensors has received any notices or threats of infringement or conflict with the intellectual property right of any third party, and there is no pending Proceeding (as defined below) by others including any claim or allegation that the Company or any Subsidiary is infringing any intellectual property right of any third party. As used in this Section 3.12, “Proceeding” means any action, arbitration, audit, examination, investigation, hearing, litigation, or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal and whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator.

(4) All products made, used or sold by or on behalf of the Company or any Subsidiary under the Patents within the Intellectual Property Assets have been or will be marked with the proper patent notice to the extent feasible.

(5) The Company or, to the Company’s knowledge, its licensors, as applicable, own all right, title and interest in the Patents within the Intellectual Property Assets and are identified in the records of the United States Patent and Trademark Office and corresponding foreign agencies as holders of record of such Patents. All right, title and interest in the issued patents and pending patent applications with the Patents have been assigned to the Company or, to the Company’s knowledge, its licensors, as applicable. Except as otherwise set forth in the Disclosure Schedule, there is no other entity or individual that has any right, title or interest in any of the issued patents and pending patent applications within the Patents other than the Company and, to the Company’s knowledge, its licensors, as applicable.

      (F) Section 3.12(F) of the Disclosure Schedule contains a complete and accurate list of all Marks that are used in the Company’s or any Subsidiary’s current operations.

(1) Except as set forth in Section 3.12(F) of the Disclosure Schedule, all Marks have been registered with the United States Patent and Trademark Office, are currently in compliance with all applicable formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable.

(2) No Mark within the Intellectual Property Assets has been or is now involved in any opposition proceeding, invalidation proceeding, or cancellation proceeding and, to the knowledge of the Company, no such action is threatened with respect to any of the Marks.

(3) To the knowledge of the Company, there is no potentially interfering trademark or trademark application of any other person or entity.

(4) No Mark within the Intellectual Property Assets has been challenged or threatened in any way and none of the Marks within the Intellectual Property Assets used by the Company or any Subsidiary infringes or is alleged to infringe any trade name, trademark or service mark of any other person or entity and, to the knowledge of the Company, no Mark is infringed by any other person or entity.

(5) All products and materials containing a Mark bear the proper federal registration notice where permitted by law.
      (G) Currently, the Company has no ownership interest in any registered Copyrights. There are no Copyrights which are material to the business of the Company or any Subsidiary as currently conducted.
      (H) With respect to each Trade Secret:

(1) The Company and its Subsidiaries have taken all reasonable precautions to protect the secrecy, confidentiality and value of its Trade Secrets (including the enforcement by the Company or the Subsidiary of a policy requiring each employee or contractor to execute proprietary information and confidentiality agreements substantially in its standard form, and all current and former employees and contractors of the Company and its Subsidiaries who have had access to Trade Secrets or contributed to or participated in the conception or development of Trade Secrets have executed such an agreement).

(2) The Company has good title to and an absolute right (but not necessarily exclusive) to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature and, to the knowledge of the Company, have not been used, divulged or appropriated either for the benefit of any person or entity or to the detriment of the Company or any Subsidiary. No Trade Secret is subject to any adverse claim or has been challenged or threatened in writing in any way or infringes any intellectual property right of any other person or entity.
      3.13     Insurance. The Company and its Subsidiaries maintain valid policies of workers’ compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability, clinical trial liability and other risks.
      3.14     Material Contracts and Obligations.     Section 3.14 of the Disclosure Schedule sets forth a list of all material agreements or commitments of any nature (whether written or oral) to which the Company or any Subsidiary is a party or by which either is bound, including without limitation (a) any agreement which requires future expenditures by the Company in excess of $500,000 or which might result in payments to the Company in excess of $500,000, (b) any material employment agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and any consulting agreements entered into or terminated within the 365 days prior to the date hereof, (c) any material distributor, sales representative or similar agreement, (d) any material agreement with any current or former stockholder, officer or director of the Company or any Subsidiary, or any “affiliate” or “associate” of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, (e) any agreement under which the Company or any Subsidiary is restricted from carrying on any business anywhere in the world, (f) any material agreement relating to indebtedness for borrowed money, (g) any agreement for the disposition of a material portion of the Company’s or any Subsidiary’s assets (other than for the sale of inventory in the ordinary course of business), (h) any material agreement concerning research, development or testing of any product by or for the Company or any Subsidiary; and (i) any agreement for the acquisition of the business or securities or other ownership interests of another party. The Company has made available to the Purchasers copies of the foregoing agreements. Each such agreement and contract is a legal, valid, and binding obligation of the parties thereto and is in full force and effect. Neither the Company or any Subsidiary, nor, to the Company’s knowledge, any other party thereto, is in default of any of its obligations under any of the agreements or contracts listed in Section 3.14 of the Disclosure Schedule.
      3.15     Compliance. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company or any Subsidiary is a party or by which either is bound, or, to the Company’s knowledge, of any provision of any state, federal or foreign judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company or any Subsidiary, which has had or is reasonably likely to have a Company Material Adverse Effect. To the Company’s knowledge, none of the employees of the Company or any Subsidiary is in material violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.
      3.16     Employees.
      (A) All current and former employees of the Company or its Subsidiaries who have performed development work or provided technical services to the Company or any Subsidiary or have otherwise had access to confidential or proprietary information of the Company have executed and delivered a confidentiality, proprietary information and inventions agreement in the forms presented to the Purchasers (the “IP Agreements”), and all of such agreements are in full force and effect. All current and former consultants of the Company or its Subsidiaries who have performed development work or provided technical services to the Company or any Subsidiary or have otherwise had access to confidential or proprietary information of the Company or any Subsidiary have executed and delivered an IP Agreement to the Company, and all of such agreements are in full force and effect.
      (B) The Company is not aware that any key employee of the Company or any Subsidiary has plans to terminate his or her employment relationship with the Company or such Subsidiary. The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, layoffs, workers’ compensation insurance and the payment of social security and other taxes. None of the employees of the Company or any Subsidiary is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company or any Subsidiary or, to the Company’s knowledge, threatened. To the Company’s knowledge, no employee of the Company or any Subsidiary is obligated under any contract or subject to any judgment, decree or administrative order that would conflict or interfere with (i) the performance of the employee’s duties as an employee, director or officer of the Company or any Subsidiary, or (ii) the Company’s or any Subsidiary’s business as currently conducted or currently proposed to be conducted.
      3.17     Books and Records. The minute books of the Company made available to the Purchasers or their counsel contain complete and accurate records of all corporate actions of its stockholders and its Board of Directors and committees thereof since January 1, 2005, whether taken at a meeting or by written consent.
      3.18     Environmental Matters.
      (A) The Company and each Subsidiary has complied in all material respects with all applicable Environmental Laws (as defined below). There is no pending or, to the Company’s knowledge, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company or any Subsidiary. For purposes of this Agreement, “Environmental Law” shall mean any federal, state, local or foreign law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (vii) health and safety of employees and other persons; or (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances, or oil or petroleum products or solid or hazardous waste. As used above, the terms “release” and “environment” shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”).
      (B) Neither the Company nor any Subsidiary has any material liabilities or material obligations arising from the release of any Materials of Environmental Concern (as defined below) into the environment. For purposes of this Agreement, “Materials of Environmental Concern” shall mean any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.
      (C) Neither the Company nor any Subsidiary is a party to or bound by any court order, administrative order, consent order or other agreement between the Company or any Subsidiary and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.
      (D) The Company is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any Subsidiary.
      3.19     No Solicitation or Advertisement. Neither the Company or any Subsidiary nor any person acting on either’s behalf has engaged, in connection with the offering or sale of the Shares or Warrants, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.
      3.20     Securities Act Registration. Assuming that the representations and warranties of each of the Purchasers contained herein are true, it is not necessary in connection with the offer, sale and delivery of the Shares, Warrants and Warrant Shares, if any, in the manner contemplated by this Agreement to register the Shares, the Warrants or the Warrant Shares under the Securities Act or under applicable state securities or Blue Sky laws regulating the issuance or sale of securities.
      3.21     United States Real Property Holding Company. The Company is not now and has never been a “United States real property holding corporation,” as defined in §897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulation §1.897-2(b), and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns, which are required under Treasury Regulation §1.897-2(h).
      3.22     Benefit Plans. Except as set forth in Section 3.22 of the Disclosure Schedule, neither the Company, any Subsidiary nor any Plan Affiliate (as defined below) has maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any material Employee Benefit Plan (as defined below), whether written, oral, voluntary or pursuant to a collective bargaining agreement or law, which could give rise to or result in the Company, any Subsidiary or such Plan Affiliate having any debt, liability, claim or obligation of any kind or nature, whether accrued, absolute, contingent, direct, indirect, known, perfected or inchoate or otherwise and whether or not due or to become due. Correct and complete copies (or, if oral, descriptions) of all Employee Benefit Plans have been made available to each Purchaser. As used herein, “Plan Affiliate” means any person or entity with which the Company or any Subsidiary constitutes all or part of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as each of those terms are defined in Section 414 of the Code. As used herein, “Employee Benefit Plan” means, collectively, each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, health or other medical, life, disability or other insurance, supplemental unemployment benefit, profit sharing, pension, retirement, supplemental retirement or other employee benefit plan, program, agreement or arrangement, whether written or unwritten, formal or informal, maintained or contributed to or required to be contributed to by any person for the benefit of any employee or former employee of the Company, any Subsidiary or their affiliates or their dependants or beneficiaries, as well as the compensation practices and policies regarding vacations, sick leaves, leaves of absence and all perquisites of employment other than those mandated by any legal requirement and shall include to the extent applicable to Company or any Subsidiary, without limitation, “Employee Pension Benefit Plans” (as defined in Section 3(2) of ERISA (as defined below), “Employee Welfare Benefit Plan” (as defined in Section 3(1) of ERISA) and “Multi-employer Plan” (as defined in section 3(37) of ERISA) ), but shall exclude any such arrangements or perquisites that do not exceed, individually or in the aggregate, $300 per month per any particular person. As used herein, “ERISA” means the Employee Retirement Income Security Act of 1974 and any law of any foreign jurisdiction of similar import. The Company has made all “matching” contributions required pursuant to the terms of the Company’s 401(k) plan or otherwise promised to employees (in writing or orally).
      3.23     Foreign Corrupt Practices Act; Etc. The Company, its Subsidiaries and their respective officers, directors, employees and agents are in compliance with and have not violated the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder, or any similar laws of any foreign jurisdiction. To the Company’s knowledge, no governmental or political official in any country is or has been employed by, or acted as a consultant to or held any material beneficial ownership interest in the Company. The Company, its Subsidiaries and their respective officers, directors, employees and agents are in compliance with and have not violated the U.S. money laundering laws or regulations, the U.S. Bank Secrecy Act, as amended by the USA Patriot Act of 2001 (including any recordkeeping or reporting requirements thereunder), or the anti-money laundering laws or regulations of any jurisdiction.
      3.24     Certain Matters Related to Third Parties. Neither the Company nor any Subsidiary has ever intentionally aided, facilitated or furthered (whether by action or inaction), or intentionally participated in, any effort, scheme or arrangement intended to (or having the foreseeable effect of) misleading or defrauding any creditor or stockholder of the Company or any Subsidiary or any creditor or stockholder of any third party. Neither the Company nor any Subsidiary has ever received any direct or indirect indication, whether written or oral, that the Commission (or any other Governmental Entity) is investigating the Company or any Subsidiary in connection with its role in any such effort, scheme or arrangement.
      3.25     Brokers. Except as set forth in Section 3.25 of the Disclosure Schedule, neither the Company nor any Subsidiary has engaged any brokers, finders or agents, or incurred, or will incur, directly or indirectly, any liability for brokerage or finder’s fees or agents’ commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.
      3.26     Investment Company. Neither the Company nor any Subsidiary is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
      3.27     Sarbanes-Oxley Act. The Company and its Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended to date, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder, except where such noncompliance could not have, individually or in the aggregate, a Company Material Adverse Effect.
      3.28     Internal Accounting Controls. The Company and its Subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
      3.29     Insolvency Actions. Neither the Company nor any Subsidiary has made any filing, or authorized any filing or similar formal action, to seek protection pursuant to any bankruptcy law and the Company does not have any knowledge or reason to believe that either’s creditors intend to initiate involuntary bankruptcy proceedings.

      3.30     Dilutive Effect. The Company acknowledges that its obligation to issue Warrant Shares upon the exercise of the Warrants that are issued, in accordance with such Warrants (subject to the availability of sufficient authorized shares of Common Stock), is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
      3.31     Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the Ancillary Agreements and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection therewith, if any, is merely incidental to such Purchaser’s purchase hereunder. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the Ancillary Agreements has been based solely on the independent evaluation by the Company and its representatives. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those expressly set forth in Section 4 or expressly set forth in the Ancillary Agreements.
      3.32     Application of Takeover Protections. The Company and its Board of Directors have taken (or will take prior to the Closing, if the Closing is the event that would trigger such matters) all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate, the By-laws, a stockholder rights agreement to which the Company is party, the laws of the state of its incorporation or the laws of any other state which is applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares, Warrants and Warrant Shares and the Purchasers’ ownership, voting (to the extent applicable) or disposition of the Shares, Warrants and Warrant Shares.
      3.33     No Integrated Offering. Neither the Company, any Subsidiary nor any of their affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares, Warrants and Warrant Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any Subsidiary take any action or steps that would cause the offering of the Shares, Warrants or Warrant Shares to be integrated with other offerings.
      3.34     Compliance with Nasdaq Continued Listing Requirements. Except as disclosed in Section 3.34 of the Disclosure Schedule or in the SEC Documents, the Company is in compliance with applicable Nasdaq National Market System continued listing requirements. Except as disclosed in Section 3.34 of the Disclosure Schedule or in the SEC Documents, (a) there are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on the Nasdaq National Market System and (b) the Company has not received any notice of, nor to the Company’s knowledge is there any basis for, the delisting of the Common Stock from the Nasdaq National Market System.
      3.35     Transactions with Affiliates. Except as disclosed in the SEC Documents, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is currently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 4.     Representations and Warranties of the Purchasers
      Each Purchaser hereby severally represents and warrants to the Company as follows:
      4.1     Investment. Such Purchaser is acquiring the Shares, its Warrants and the Warrant Shares, if any, for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.
      4.2     Authority. Such Purchaser has full power and authority to enter into and to perform this Agreement and the Ancillary Agreements in accordance with their terms. The execution, delivery and performance by such Purchaser of this Agreement and each of the Ancillary Agreements to which it is a party have been duly authorized by all requisite action by such Purchaser and, when executed and delivered by such Purchaser, this Agreement and each of the Ancillary Agreements to which it is party will be the valid and binding obligations of such Purchaser, enforceable against it in accordance with their respective terms. Any Purchaser which is a corporation, limited liability company, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.
      4.3     Experience. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, and has made inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Purchaser any and all written information which he, she or it has requested and have answered to such Purchaser’s satisfaction all inquiries made by such Purchaser; and such Purchaser has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its investment in the Company and such Purchaser is able financially to bear the risks thereof. Such Purchaser acknowledges that an investment in the Company has a high degree of risk. No investigation undertaken by or on behalf of the Purchaser shall limit or restrict the Purchaser’s right to rely on the representations and warranties of the Company contained herein.
      4.4     Restricted Shares. Such Purchaser understands that (a) the Shares, its Warrants and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (b) the Shares, its Warrants and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and (c) the Company will make a notation on its transfer books to such effect. Such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Purchaser acknowledges that the Shares, its Warrants and the Warrant Shares have not been registered under the Securities Act or qualified under any applicable blue sky laws in reliance, in part, on the representations and warranties herein.
      4.5     Legend. Such Purchaser understands that any certificates evidencing the Shares, the Warrants and the Warrant Shares may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”
      The legend set forth above shall be removed and the Company hereby agrees to issue the Shares or Warrant Shares, as applicable, without such legends to the holder thereof, (i) if such Shares or Warrant Shares are registered for resale under the Securities Act, (ii) if such holder provides the Company with an opinion of counsel or other evidence reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the such Shares or Warrant Shares, as applicable, may be made without registration under the Securities Act, or (iii) upon expiration of the applicable period under Rule 144(k) of the Securities Act (or any successor rule). When the Company is required to cause legends to be removed from certificates pursuant to the foregoing sentence, if unlegended certificates are not delivered to a Purchaser within three (3) Business Days of submission by that Purchaser of (x) legended certificate(s) to the Company’s transfer agent (together with a representation letter in customary form) and (y) written notification to the Company that the Purchaser has requested the transfer agent to remove such legends, the Company shall be liable to the Purchaser for liquidated damages in an amount equal to 1.0% of the aggregate purchase price of the Shares or Warrant Shares evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Days that the unlegended certificates have not been so delivered.
      4.6     Brokers. Such Purchaser has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder’s fees or agents’ commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.
      4.7     Certain Purchasers. If any Purchaser is not a United States person, such Purchaser hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser’s jurisdiction in connection with any invitation to subscribe for the Shares, its Warrants and the Warrant Shares, including (i) the legal requirements of such Purchaser’s jurisdiction for the offer, purchase and sale of securities, (ii) any foreign exchange restrictions applicable to such offer, purchase and sale, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, which may be relevant to the offer, purchase, holding, redemption, sale or transfer of the Shares, its Warrants and the Warrant Shares. Such Purchaser’s exercise and payment for, and such Purchaser’s continued beneficial ownership of, the Shares, its Warrants and the Warrant Shares will not violate any applicable securities or other laws of such Purchaser’s jurisdiction.
      4.8     Organization and Standing. Such Purchaser, if an entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has full power and authority to enter into and perform this Agreement and all Ancillary Agreements to which it is party, and to carry out the transactions contemplated by this Agreement and such Ancillary Agreements.
Section 5.     Covenants
      5.1     Affirmative Covenants. The Company covenants and agrees that prior to the Closing or Warrant Trigger it will (unless waived in whole or in part in writing by Purchasers that have agreed to purchase at least a majority of the Shares to be purchased at the Closing) perform and observe the following covenants and provisions, and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

(A) The Company and each Subsidiary will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the date on which penalties attach thereto, and all lawful claims which, if unpaid, would become a material lien or charge on any properties of the Company or any Subsidiary; provided, however, that neither the Company nor any Subsidiary will be required to pay any tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or the Subsidiary will have set aside on its books reserves, if any, to the extent required by GAAP with respect thereto.

(B) The Company shall maintain, or shall cause to be maintained valid policies of workers’ compensation insurance and insurance with responsible and reputable insurance companies or associations in such amounts, types and covering such risks as are acceptable to the Board of Directors of the Company and are customarily carried by similarly situated companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, including, without limitation, insurance against loss, damage, fire, theft, public liability, products liability, clinical trial liability and other risks.

(C) The Company and each Subsidiary shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and shall qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties and the failure to so qualify, individually or in the aggregate, would have a Company Material Adverse Effect. The Company shall, and shall cause each Subsidiary to, secure, preserve and maintain all Intellectual Property Assets owned or possessed by it, except where the failure to so secure, preserve and maintain such Intellectual Property Assets would not have a Company Material Adverse Effect.

(D) The Company and each Subsidiary shall keep adequate records and books of account in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Company and any Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(E) The Company and each Subsidiary will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, where noncompliance could have a Company Material Adverse Effect.

(F) The Company will take such actions as are necessary to ensure that all material Patents are kept in force and maintained in compliance with formal legal requirements (including payment of required filing, examination and maintenance fees and filing of required proofs of working or use), unless otherwise determined by the Board of Directors in advance of the failure to take any such actions with respect to any particular Patent.

(G) The Company will notify the Purchasers in writing of any events, circumstances, facts or occurrences of which the Company becomes aware that would result (i) in any representation or warranty of the Company in this Agreement being untrue or incorrect in any material respect (or, to the extent such representation or warranty is already qualified as to materiality in this Agreement, being untrue or incorrect in any respect) or (ii) in the Company not complying in all material respects with the agreements and conditions contained in this Agreement.
      5.2     SEC Filings; Annual Budget and Other Information. The Company will until December 31, 2008 (unless waived in whole or in part in writing by Purchasers (i) that have agreed to purchase at least a majority of the Shares to be purchased at the Closing, or (ii) if after the Closing, that hold at least a majority of the Shares outstanding) deliver true, accurate and complete copies of the following to each Purchaser that owns at least 75% of the Shares originally purchased by it at the Closing:

(A) Promptly after they become public information, copies of all filings (including exhibits thereto) made by the Company with the Commission.

(B) Subject to the last sentence of this paragraph, a copy of the Annual Budget (as defined below) at least 30 days prior to the commencement of the applicable fiscal year. At least 30 days prior to the commencement of each fiscal year, the Company will prepare and submit to, and obtain in respect thereof the approval from the Board of Directors, the operating budgets, operating expenses, profit and loss projections, cash flow projections and a capital expenditure budget (the “Annual Budget”) for the succeeding fiscal year. If the Annual Budget contains any material nonpublic information regarding the Company or its securities (“Nonpublic Information”), the Company shall, prior to providing the Annual Budget to a Purchaser, advise such Purchaser of such fact (but not the Nonpublic Information itself) in writing and, if the Purchaser thereafter elects in writing to receive the Annual Budget, the Company shall provide the Annual Budget to such Purchaser. Each Purchaser that receives Nonpublic Information pursuant to this Section 5.2(B) shall keep such information confidential to the extent necessary to comply with applicable securities laws (including, without limitation, Regulation FD).

      5.3     Negative Covenants of the Company. The Company agrees that:

(A) At any time prior to December 31, 2008 when Essex or its successor or affiliates continue to own at least 75% of the Shares originally purchased by Essex at the Closing, the Company will not enter into any material transaction that could result in sale, transfer, assignment of, or grant of any exclusive or non-exclusive license in or to, any Patent related to Riquent® in the United States, in each case without the prior written consent of Essex Woodlands Health Ventures Fund VI, LP (“Essex”).

(B) Prior to the Closing, the Company shall not, and it shall not authorize or permit any officer, director or employee of or any investment banker, broker, attorney, accountant, or other representative retained by the Company to, solicit, initiate or encourage (including by way of furnishing information) submission of any proposal or offer from any person or entity which constitutes, or may reasonably be expected to lead to, a Financing Proposal. As used herein, a “Financing Proposal” shall mean any proposal or offer to acquire in any manner a direct or indirect equity interest in the Company or its assets, or to finance the business or operations of the Company (other than standard senior indebtedness for borrowed money from a bank or similar financial institution, trade debt in the ordinary course of business consistent with past practice, and issuances under the Company Stock Plans in the ordinary course of business). If the Company receives a Financing Proposal, the Company shall notify the Purchasers immediately and shall provide to the Purchasers a copy of any written documentation in connection therewith. Prior to the Closing, the Company shall not enter into any transaction pursuant to which any person or entity would acquire in any manner a direct or indirect equity interest in the Company or its assets, or would finance the business or operations of the Company (other than standard senior indebtedness for borrowed money from a bank or similar financial institution, trade debt in the ordinary course of business consistent with past practice, and issuances under the Company Stock Plans in the ordinary course of business).

(C) The Company will not make any commitment or binding obligation to take any action that would be prohibited under this Section 5.3.

(D) The Company will not allow any Subsidiary to take any action (or make a commitment or binding obligation to take any action) that would be prohibited under this Section 5.3 if taken by the Company.

(E) Nothing contained in this Section 5.3 shall prevent the Company’s Board of Directors (the “Board”) from (i) making any disclosure to its stockholders, if, in the good faith judgment of the Board, failure to so disclose would be inconsistent with its obligations under applicable law; (ii) providing (or authorizing the provision of) information to, or engaging in (or authorizing) such discussions or negotiations with, any person who has made a bona fide, detailed and non-contingent written Financing Proposal received after the date hereof which did not result from a breach of this Section 5.3; or (iii) recommending or consummating such a Financing Proposal which did not result from such a breach to its stockholders if and only to the extent that, in the case of actions referred to in clause (ii) or (iii), (x) such Financing Proposal is a Superior Proposal (as defined below), and (y) the Board, after having consulted with and considered the advice of outside counsel to the Board, determines in good faith that providing such information or engaging in such negotiations or discussions or making such recommendation is required in order to discharge the directors’ fiduciary duties to the Company and its stockholders in accordance with the Delaware General Corporation Law. For purposes of this Agreement, a “Superior Proposal” means a bona fide, detailed and non-contingent written Financing Proposal by a third party on terms that the Board determines in its good faith judgment, after receiving the advice of its financial advisors (and its legal advisors regarding the prospects for regulatory approval), to be more favorable from a financial point of view to the Company and its stockholders than the transactions contemplated hereby, after taking into account the likelihood of consummation of such transaction on the terms set forth therein, taking into account all legal, financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law (including any costs, delays and uncertainty regarding consummation of such Financing Proposal), after giving the Purchasers at least ten (10) Business Days to respond to such third-party Financing Proposal once the Board has notified the Purchasers that in the absence of any further action by the Purchasers it would consider such Financing Proposal to be a Superior Proposal.

(F) Each Purchaser that receives Nonpublic Information pursuant to this Section 5.3 shall keep such information confidential to the extent necessary to comply with applicable securities laws (including, without limitation, Regulation FD).
      5.4     Indemnification. (a) In consideration of each Purchaser’s execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and acquiring the Shares and the Warrants hereunder and in addition to all of the Company’s other obligations under this Agreement and the Ancillary Agreements, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Shares, Warrants or Warrant Shares and all of their affiliates, stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (collectively, “Claims”), incurred by any Indemnitee as a result of, or arising out of, or relating to any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement or any Ancillary Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims which is permissible under applicable law. Subject to Section 5.4(b)of this Agreement, the Company shall reimburse the Indemnitees, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with the investigating or defending any such Claim.
      (b) Promptly after an Indemnitee has knowledge of any Claim as to which such Indemnitee reasonably believes indemnity may be sought or promptly after such Indemnitee receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnitee shall, if a Claim in respect thereof is to be made against the Company under this Section 5.4, deliver to the Company a written notice of such Claim, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, that an Indemnitee shall have the right to retain its own counsel if, in the reasonable opinion of such Indemnitee, the representation by such counsel of the Indemnitee and the Company would be inappropriate due to actual or potential conflicting interests between such Indemnitee and the Company; provided, further, that the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. In the case of an Indemnitee, the separate legal counsel (if applicable) referred to in the immediately preceding sentence (the “Legal Counsel”) shall be selected by the Purchasers holding at least a majority in interest of the Shares or Warrant Shares to which the Claim relates. The Legal Counsel shall not represent any Indemnitee that sends such counsel written notice that such Indemnitee does not wish such counsel to represent it in connection with the matters discussed in this Section. The Indemnitees, other than any Indemnitee that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Indemnitees by the Legal Counsel in connection with the subject matter of the Claim. The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Claim. The Company shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any Claim effected without its prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a full release from all liability in respect to such Claim, action and proceeding. The failure to deliver written notice to the Company as provided in this Agreement shall not relieve the Company of any liability to the

Indemnitee under this Section 5.4, except to the extent that the Company is materially prejudiced in its ability to defend such action.
      5.5     Obligations. Each party shall use commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement.
      5.6     Form D and Blue Sky. The Company agrees to file timely a Form D with the Commission with respect to the Shares, Warrants and Warrant Shares as required under Regulation D and to provide, upon request, a copy thereof to each Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares, Warrants and Warrant Shares for, sale to the Purchasers pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.6.
      5.7     Reservation of Shares. The Company shall take all actions necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred percent (100%) of the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon the exercise of all issued and outstanding Warrants, without regard to any limitations on such exercise of such Warrants; provided, that prior to obtaining the Share Authorization Approval, (a) the Company shall reserve all of its authorized but unissued shares, other than such shares which are already reserved for the Company Stock Plans, for such purposes, and (b) the Company shall not be required to take any other action under this Section so long as the Company is complying with Section 5.14.
      5.8     Filing of Form 8-K. On the date of this Agreement or the next Business Day, the Company shall issue a press release, in form reasonably acceptable to Essex and its counsel, announcing the transactions contemplated hereby. The Company shall use reasonable efforts within one Business Day after the public announcement of the transactions contemplated hereby to file (1) a Current Report on Form 8-K with the Commission furnishing as an exhibit to such Current Report on Form 8-K the press release announcing the signing of this Agreement, and (2) a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by this Agreement and the Ancillary Agreements, and including as exhibits to such Current Report on Form 8-K (i) this Agreement, (ii) the form of Contingent Warrant, (iii) the form of Closing Warrant and (iv) the Rights Agreement, each in the form required by the Exchange Act.
      5.9     Waivers to Existing Registration Rights. With respect to any existing agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (other than pursuant to the Rights Agreement), the Company shall use its commercially reasonable best efforts to obtain all waivers with respect to such agreements (i) at the time any registration statement is filed pursuant to the Rights Agreement, and (ii) through the period of effectiveness of each such registration statement, so that the Company would not be required to register the sale of any of its securities pursuant to such other agreements or arrangements as a result of any actions taken by the Company to file any registration statements pursuant to the Rights Agreement.
      5.10     Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or their respective nominee(s), for the Shares and (upon exercise of the Warrants) the Warrant Shares, in the appropriate amounts (the “Irrevocable Transfer Agent Instructions”), in form and substance reasonably acceptable to the Purchasers. The Company agrees that no instruction inconsistent with the Irrevocable Transfer Agent Instructions referred to in this Section will be given by the Company to its transfer agent and that the Shares and Warrant Shares, if any, shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Warrants and the Registration Rights Agreement (but subject to the express transfer limitations set forth therein).
      5.11     Board Nominees; Director Protections. The Company shall ensure that, unless otherwise agreed in writing by Essex and Frazier Healthcare V, LP (“Frazier”), the Company’s Board of Directors shall consist of no more than nine authorized directors. If at any time fewer than two individuals designated by Essex (the

“Essex Designees”), one individual designated by Frazier (the “Frazier Designee”), and one individual designated by mutual written consent of Essex and Frazier (the “Joint Designee”) are then serving on the Board of Directors, or if any of the Joint Designee’s, Frazier Designee’s, or Essex Designees’ term as a director is expiring at or prior to the next meeting of the Company’s stockholders, then in either case the Company shall ensure that each individual or individuals (as the case may be) designated by Essex, Frazier or the joint approval of Essex and Frazier, as applicable, to serve as a director is properly nominated for election as a director by the stockholders at the next meeting of the Company’s stockholders (the “Next Meeting”), and that a vote on such election is taken at such Next Meeting (or, if then permitted by the Company’s Bylaws and applicable law and requested by Essex or Frazier (or jointly), as applicable, such designee(s) shall be appointed as a director by the Board of Directors to serve until he or she may be so nominated at the Next Meeting); provided, that in any case where such a designee is not already on the Board and is to be elected at a stockholders meeting (as opposed to appointed by the Board), the Company shall ensure that the Next Meeting is called as expeditiously as is practicable. The Company shall also ensure that each individual serving as an Essex Designee or Frazier Designee (each a “Designee”) is at all times covered and insured by the Company’s directors and officers liability insurance, under a valid policy with a responsible and reputable insurance company or association in such amount, type and covering such risks as are at least as protective of directors as is the Company’s current such policy. The Company shall promptly reimburse all reasonable expenses of each Designee incurred in attending any meeting of the Board of Directors (or any committee thereof), whether in person or by remote access, and in taking any other action requested by the Company or the Board. The Company shall enter into an indemnification agreement with each Designee at or prior to such Designee becoming a director (or such later date as is requested by the Designee), in form reasonable acceptable to Essex and Frazier, which agreement shall be no less protective of the Designees than any other indemnification agreement between the Company and any director. Essex and Frazier agree that that the Company’s current form of indemnification agreement is acceptable to them given the current legal and business environment and applicable law (but reserve the right to require that such agreement continue to be reasonably acceptable to them as such environment or laws change). Unless waived in writing by such Designee (or by Essex or Frazier, as applicable, on such Designee’s behalf), a Designee shall be entitled to receive the same compensation (whether in the form of cash, securities or otherwise) for serving as a director as is paid to any other director.
      5.12     Preemptive Rights. (a) As used in this Section, the term “New Securities” means any shares of Common Stock, shares of Preferred Stock or any other class of capital stock of the Company, whether or not now authorized, or any securities of any type that are directly or indirectly convertible into shares of such capital stock, or options, warrants, debt instruments or rights to acquire shares of such capital stock; provided, that “New Securities” does not include any (i) shares of Common Stock (or options therefor) issued to officers, directors or employees of, or consultants to, the Company pursuant to Company Stock Plans or agreements on terms approved by the Board of Directors; (ii) shares of Common Stock, or options or warrants to purchase Common Stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, provided such issuances are primarily for other than equity financing purposes; (iii) shares of Common Stock, or options or warrants to purchase Common Stock, issued pursuant to (A) joint ventures, technology licensing or research and development activities, (B) distribution or manufacture of the Company’s products or services, (C) the purchase of advertising placement, or (D) any other transaction involving corporate partners, in each case that are primarily for other than equity financing purposes; or (iv) shares of Common Stock, or options or warrants to purchase Common Stock, issued in connection with bona fide acquisitions, mergers or similar transactions.
      (b) If, at any time and from time to time prior to December 31, 2008, the Company should desire to issue New Securities, it shall give each Purchaser that owns at least 75% of the Shares originally purchased by it (or its predecessor or affiliates) at the Closing (a “Qualifying Purchaser”) the first right to purchase its “Proportionate Portion” of such securities, determined by multiplying the total number of shares of New Securities available for purchase by a fraction, the numerator of which is the total number of shares of Common Stock then held by such Qualifying Purchaser, and the denominator of which is the number of shares of Common Stock actually issued and outstanding on such date, on the same terms as the Company is willing to sell such New Securities to any other person or entity.

      (c) Promptly prior to any sale or issuance by the Company of any New Securities, the Company shall deliver to each Qualifying Purchaser a written notice of its intention to issue and sell any New Securities (the “Pre-Notice”), which Pre-Notice shall ask such Qualifying Purchaser if it desires to review the terms of such proposed issuance (such additional notice, a “Participation Notice”). Within two (2) Business Days of receiving the Pre-Notice, a Qualifying Purchaser must notify the Company whether it desires to receive a Participation Notice. If a Qualifying Purchaser fails to respond to a Pre-Notice within such time frame, such Qualifying Purchaser will be deemed to have waived its right to receive such Participation Notice and its right to purchase its Proportionate Portion. Upon the request of a Qualifying Purchaser, and only upon a request by such Qualifying Purchaser, for a Participation Notice, the Company shall promptly, but no later than three (3) Business Days after such request, deliver a Participation Notice to such Purchaser. The Participation Notice shall describe in reasonable detail the proposed terms of the issuance of the New Securities, the amount of proceeds intended to be raised thereunder, the Persons to whom the New Securities are to be issued, and attached to which shall be a term sheet or similar document relating thereto. Within five (5) days after receipt of the Participation Notice (the “Exercise Period”), each Qualifying Purchaser shall notify the Company whether such Qualifying Purchaser desires to exercise its option to purchase the Proportionate Portion (or any part thereof) of the New Securities so offered. If a Qualifying Purchaser fails to respond to the Participation Notice during the Exercise Period, such Qualifying Purchaser will be deemed to have declined to exercise its option to purchase its Proportionate Portion. In the event that the Qualifying Purchasers elect to purchase New Securities offered by the Corporation under the Participation Notice during the Exercise Period, then a closing of the sale and issuance of the New Securities to the electing Qualifying Purchasers shall occur no later than the later of (i) the date set forth in the Participation Notice, and (ii) the date that is fifteen (15) Business Days after receipt of the Participation Notice.
      (d) After the expiration of the Exercise Period, the Company may, during a period of ninety (90) days immediately following the end of the Exercise Period, sell and issue any New Securities not purchased hereunder to other persons or entities, upon the same terms and conditions as those set forth in the Participation Notice. In the event the Company has not sold the New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Qualifying Purchaser in the manner provided above.
      (e) Each Qualifying Purchaser that receives Nonpublic Information pursuant to this Section 5.12 shall keep such information confidential to the extent necessary to comply with applicable securities laws (including, without limitation, Regulation FD).
      5.13     Listing. The Company shall comply with all requirements of the Principal Market or Capital Market (each as defined below), as applicable, with respect to the issuance of the Shares and the Warrant Shares, if any, and shall use its best efforts to (i) have the Shares and Warrant Shares, if any, listed on the Principal Market on or before the date the applicable registration statement with respect thereto under the Rights Agreement is declared effective by the Commission, (ii) maintain the listing of the Company’s Common Stock at all times on the Principal Market until all Shares or Warrant Shares, if any, have been sold on the Principal Market, and (iii) if such listing is for any reason suspended by the Commission or the Principal Market, (A) take steps to promptly obtain listing on the Principal Market again, and (B) take steps to promptly obtain listing on the Capital Market until the listing on the Principal Market is restored.
      5.14     Stockholder Approvals. The Company shall use its best efforts to satisfy the conditions to be satisfied by it as provided in Section 6.1(C) of this Agreement. In addition, and without limiting the generality of the foregoing, the Company shall:

(a) The Company shall, as promptly as practicable following the execution and delivery of this Agreement, establish a record date, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders Meeting”) (it being agreed and understood that the Company shall use its reasonable best efforts to duly call and give notice of such meeting by no later than October 28, 2005, which meeting shall occur not later than 30 Business Days following the date on which the Proxy Statement (as defined below) is first mailed to the stockholders of the Company) for the purpose of seeking stockholder approval of (i) the sale and issuance of the Shares, the Closing Warrants and the

Warrant Shares and any other matters contemplated by this Agreement or the Ancillary Agreements that are required to be approved by the stockholders under applicable law or the rules of the Commission or the Principal Market or Capital Market, as applicable (the “Transaction Approval”), (ii) an amendment to the Certificate to authorize an increase in the number of shares of Common Stock authorized by the Certificate by 50,000,000, which shares are to be reserved for exercise in full of the Warrants, for issuance in connection with the Company’s existing equity incentive plans and for issuance in connection with other corporate purposes (the “Share Authorization Approval”), (iii) an amendment to the Certificate, to become effective following the Closing, to authorize the combination of the Company’s outstanding shares of Common Stock into a lesser number of shares of Common Stock, using a ratio approved by the Board and agreed upon prior to the filing of the Proxy Statement by Purchasers who have agreed to purchase at least 50% of the Shares to be sold at Closing (which ratio shall result in no more than 5 shares combining into a single share, and no fewer than 2 shares combining into a single share) (the “Reverse Split Approval”), and (iv) an amendment to the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan to (A) increase the number of shares available thereunder by 16 million shares; (B) amend the vesting requirements with respect to restricted stock to accommodate the terms of the retention agreements entered into in connection with the execution of this Agreement; and (C) increase the maximum number of shares that may be granted to any person in any calendar year from 1 million shares to 7 million shares. (the “Option Approval”) (collectively, the “Proposals”). In connection therewith, the Company will, as promptly as practicable following the date hereof, prepare and file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting. The Company will use its reasonable best efforts to have the Proxy Statement “cleared” by the Commission’s staff as promptly as practicable and, as promptly as practicable thereafter, cause the Proxy Statement, in definitive form, to be mailed to the stockholders of the Company. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply in all material respects with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading. No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing the Purchasers a reasonable opportunity to review and comment thereon. If the Company should discover at any time prior to the Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company’s obligations under the Exchange Act, the Company will promptly inform the Purchasers thereof.

(b) Following the Closing, if the Company shall not have obtained the Share Authorization Approval, the Reverse Split Approval or the Option Approval, the Company shall, as promptly as practicable following the Closing Date, establish a record date, duly call, give notice of, convene and hold a meeting of its stockholders (the “Second Stockholders Meeting”) which shall occur not later than the 45th day following the date of the Closing, subject to any delays that may result from the Commission’s review, if any, of the proxy statement with respect to such Second Stockholders Meeting (the “Second Stockholders Meeting Deadline”) for the purpose of seeking each of such approvals that was not obtained at the Stockholders Meeting. In connection therewith, the Company will, as promptly as practicable following the Closing Date, prepare and file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Second Stockholders Meeting. The Company will use its reasonable best efforts to have the such proxy statement “cleared” by the Commission’s staff as promptly as practicable and, as promptly as practicable thereafter, cause such proxy statement, in definitive form, to be mailed to the stockholders of the Company. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Second Proxy Statement (as defined below). The Company will comply in all material respects with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Second Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Second Stockholders Meeting, and the Second Proxy Statement shall not, on the date that the Second Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Second Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Second Stockholders Meeting which has become false or misleading. No filing of, or amendment or supplement to, the Second Proxy Statement will be made by the Company without providing the Purchasers a reasonable opportunity to review and comment thereon. If the Company should discover at any time prior to the Second Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Second Proxy Statement, in addition to the Company’s obligations under the Exchange Act, the Company will promptly inform the Purchasers thereof.

(c) The Company acknowledges that, prior to the date hereof, the Board of Directors of the Company has approved the calling of the Stockholders Meeting and, if necessary, the Second Stockholders Meeting. Subject to their fiduciary obligations under applicable law (as determined in good faith by the Company’s Board of Directors after consultation with the Company’s outside counsel), the Company’s Board of Directors shall recommend to the Company’s stockholders that the stockholders vote in favor of the Proposals (the “Company Board Recommendation”) at both the Stockholders Meeting and the Second Stockholders Meeting (if any) and take all commercially reasonable action (including, without limitation, hiring McKenzie Partners or another proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposals at both the Stockholders Meeting and the Second Stockholders Meeting (if any) unless the Board of Directors shall have modified, amended or withdrawn the Company Board Recommendation pursuant to the provisions of the immediately succeeding sentence. The Company covenants that the Board of Directors of the Company shall not modify, amend or withdraw the Company Board Recommendation at either the Stockholders Meeting or the Second Stockholders Meeting (if any) unless the Board of Directors (after consultation with the Company’s outside counsel) shall determine in the good faith exercise of its business judgment that maintaining the Company Board Recommendation would violate its fiduciary duty to the Company’s stockholders. Whether or not the Company’s Board of Directors modifies, amends or withdraws the Company Board Recommendation pursuant to the immediately preceding sentence, the Company shall in accordance with Section 146 of the Delaware General Corporation Law and the provisions of the Certificate and Bylaws, (i) take all action necessary to convene the Stockholders Meeting (and, if necessary, the Second Stockholders Meeting) to consider and vote upon the approval of the Proposals in accordance with the requirements of Section 5.14(a) and 5.14(b) and (ii) submit the Proposals at the Stockholders Meeting (and, as necessary, at the Second Stockholders Meeting) to the stockholders of the Company for their approval in accordance with the requirements of Section 5.14(a) and 5.14(b).

Section 6.     Conditions to Closing
      6.1     The obligation of each of the Purchasers to purchase Shares at the Closing is subject to the fulfillment to the Purchaser’s reasonable satisfaction, or the waiver in writing by the Purchaser (as to itself only), of each of the following conditions on or before such Closing:

(A) The representations and warranties contained in Section 3 shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3, in which case such representations and warranties shall be true, correct and complete without further qualification) on and as of the Closing Date (except for representations and warranties that speak only as of a specific date (which shall be true, correct and complete as of such date)), with the same effect as though such representation and warranty had been made on and as of that date.

(B) The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

(C) The Company shall have obtained the Transaction Approval from its stockholders, and shall have complied in all material respects with the terms of Section 5.14 with respect to the Share Authorization Approval.

(D) Each Purchaser shall have received (i) an opinion from Gibson, Dunn & Crutcher LLP, counsel for the Company, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably acceptable to Purchasers who have committed to purchase a majority of the Shares, and (ii) a “freedom to operate” opinion from Morrison & Foerster, counsel for the Company, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably acceptable to Purchasers who have committed to purchase a majority of the Shares.

(E) The Company, each of the Purchasers and the other parties identified therein shall have entered into the Registration Rights Agreement in the form attached hereto as Exhibit D (the “Rights Agreement”).

(F) The Company shall have expanded the number of authorized directors of its Board of Directors to nine and, conditioned only upon the Closing, (i) Martin P. Sutter and James Topper shall each have been elected or appointed as a “Class 3 Director” (as defined in the Certificate), with Mr. Sutter being the initial Essex Designee and Mr. Topper being the initial Frazier Designee, (ii) Frank Young shall have been elected or appointed as a “Class 2 Director” (as defined in the Certificate), as an initial Essex Designee, and (iii) Nader Naini shall have been elected or appointed as a “Class 1 Director” (as defined in the Certificate), as the initial Joint Designee.

(G) Subject to each being deemed eligible to serve on the compensation committee of the Board of Directors pursuant to the terms of the charter of the compensation committee and applicable listing standards, conditioned only upon the Closing, Martin P. Sutter and James Topper shall each have been elected or appointed to the compensation committee of the Board of Directors of the Company.

(H) The Company shall have delivered to the Purchasers: (i) the Certificate, as in effect as of the Closing Date, which shall be in the form of the Certificate on the date of this Agreement (or as amended by an amendment made in compliance with Section 5.14), certified by the Secretary of State of the State of Delaware; (ii) certificates, as of a recent practicable date, as to the corporate good standing of the Company issued by the Secretaries of State of the States of Delaware and California and the Secretary of each other State in which the Company is qualified to do business; (iii) a certificate of the Secretary or Assistant Secretary of the Company, dated as of the Closing Date, certifying as to (a) the By-laws of the Company (which shall be in the same form as the By-laws on the date of this Agreement), (b) the signatures and titles of the officers of the Company executing this Agreement or any of the Ancillary Agreements, and (c) resolutions of the Board of Directors and stockholders of the Company, authorizing and approving all matters in connection with this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby, in each case that is respectively required to be approved by them; and (iv) a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 6.1.

(I) The Company will have paid or made adequate arrangements for payment in accordance with the provisions of Section 7.3, the fees and disbursements of the Purchasers and their counsel at the Closing.

(J) All authorizations, approvals, filings or permits, if any, of or with any governmental authority or regulatory body of the United States or of any state or any Self-Regulatory Organizations (including NASDAQ) that are required in connection with the lawful issuance and sale of the Shares, Warrants and Warrant Shares shall be duly made, obtained and effective as of the Closing Date.

(K) The Common Stock shall be designated for quotation on the NASDAQ National Market (the “Principal Market”) or the NASDAQ Capital Market (the “Capital Market”), and shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market (unless, in connection with a suspension by the Principal Market, the Company shall have been designated for quotation on the Capital Market and not later been suspended therefrom).

(L) No stop order or suspension of trading shall have been imposed by the applicable Principal Market or Capital Market on which the Common Stock is listed for trading or approved for quotation, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock.

(M) The Company shall have delivered the Irrevocable Transfer Agent Instructions to the Company’s transfer agent.

(N) From the date of this Agreement through the Closing Date, no Company Material Adverse Effect shall have occurred or become known (whether or not arising in the ordinary course of business).

(O) The Company shall have taken all corporate and other action and proceedings in connection with the Rights Agreement between the Company and American Stock Transfer & Trust Company, as amended (the “Rights Plan”) and the “Rights” (as defined in the Rights Plan) or otherwise, as is necessary to ensure that the Company’s stockholders do not receive or become entitled to receive any Series A Junior Participating Preferred Stock (or other securities or rights) as a result of the transactions contemplated by this Agreement and the Ancillary Agreements, and all such actions and proceedings, and all documentation incident thereto, shall be reasonably satisfactory in substance and form to Essex and its counsel.

(P) The Company shall have taken all corporate and other action and proceedings necessary to ensure that no material change in control provision or restriction is triggered (and not waived) as a result of the transactions contemplated by this Agreement and the Ancillary Agreements (excluding the payment of the incentive bonuses pursuant to the terms of the retention agreements entered into on the date hereof in connection with the execution of this Agreement), and all such actions and proceedings, and all documentation incident thereto, shall be reasonably satisfactory in substance and form to Essex and its counsel.

(Q) Such Purchaser, together with all other Purchasers that have fulfilled the conditions of Section 6.2, shall have committed to purchase at least $66,000,000 of Shares in the aggregate at the Closing.
      6.2     The obligation of the Company to sell Shares to a Purchaser under this Agreement is subject to fulfillment, or the waiver in writing by the Company, of the following condition on or before the Closing:

(A) The representations and warranties of such Purchaser contained in Section 4 shall be true, correct and complete in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4, in which case such representations and warranties shall be true, correct and complete without further qualification) on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of that date.

(B) Such Purchaser shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by such Purchaser prior to or at the Closing.

(C) The Company shall have obtained the Transaction Approval from its stockholders.

      6.3     The obligation of a Purchaser to purchase Shares at the Closing may be terminated at any time prior to the Closing by such Purchaser if (i) the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.1(A) or 6.1(B) and (B) is not cured by the Company within 10 days following receipt of written notice of such breach or failure to perform and (ii) such Purchaser gives written termination notice to the Company (a “Termination Notice”). If a Purchaser delivers a Termination Notice to the Company, it shall concurrently deliver of copy of the Termination Notice to the other Purchasers. If a Termination Notice is delivered to the Company in accordance with the terms of this Section 6.3, this Agreement shall automatically become void and have no effect with respect to such Purchaser.
Section 7.     Miscellaneous
      7.1     This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which Shares are transferred by such Purchaser, or (b) to any affiliate, partner, member, stockholder or subsidiary of such Purchaser, and, in each case, such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided, that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company certifying its status as an “accredited investor” and notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. The Company may not assign or delegate its rights or obligations under this Agreement. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors, and administrators of the parties hereto.
      7.2     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing of the transactions contemplated hereby, and the transfer of the Shares, Warrants and Warrant Shares by the Purchasers, for a period of three (3) years after the date of this Agreement. All covenants (including indemnification obligations with respect to breaches of representations and warranties if a claim with respect thereto is made prior to the third anniversary of the date of this Agreement) contained herein shall survive the execution and delivery of this Agreement and the Closing of the transactions contemplated hereby, and the transfer of the Shares, Warrants and Warrant Shares by the Purchasers (except to the extent expressly provided in this Agreement).
      7.3     Each party to the Agreement will pay its own expenses in connection with the transactions contemplated by this Agreement, whether or not the transactions are consummated; provided, that upon the earlier of the Closing or occurrence of the Warrant Trigger, the Company shall pay up to $400,000 of the fees and disbursements of Essex, Frazier and their counsel in connection with the due diligence, negotiation, drafting of, and closing of the transactions contemplated by, this Agreement and the Ancillary Agreements. In addition, after the Closing the Company will pay the reasonable fees and disbursements (a) of a single counsel for the Purchasers in connection with any subsequent amendment, waiver or consent of or under this Agreement, the Ancillary Agreements or any related document or agreement initiated by the Company, and (b) of any Purchaser’s counsel in connection with successful enforcement of this Agreement, any of the Ancillary Agreements or any related document or agreement.
      7.4     The Company and each Purchaser will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to investment banking, brokerage or finders’ fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement and the Ancillary Agreements asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party.
      7.5     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      7.6     In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief, without the necessity of showing economic loss and without any bond or other security being required, as may be granted by a court of competent jurisdiction. Each party acknowledges and agrees that the other parties could be damaged irreparably if any of the provisions of this Agreement are not performed according to their specific terms and that any breach of this Agreement could not be adequately compensated in all cases by monetary damages alone.
      7.7     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY (AND AGREES NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
      7.8     All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:
      If to the Company:

La Jolla Pharmaceutical Company 6455 Nancy Ridge Drive San Diego, CA 92121 Attention: Chief Executive Officer Fax: (858) 626-2851
or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to:

Gibson, Dunn & Crutcher LLP 4 Park Plaza Irvine, CA 92614 Attention: Mark W. Shurtleff, Esq. Fax: (949) 451-4220
      If to a Purchaser, at its address set forth on Schedule A, or at such other address as may have been furnished in writing by such party to the Company, with a copy to its legal counsel set forth on Schedule A, if any.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.
      7.9     This Agreement and the Ancillary Agreements (and the schedules and exhibits hereto and thereto) contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral.
      7.10     This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Shares then held by all Purchasers (or, if prior to Closing, by the Purchasers who have agreed to purchase a majority of the Shares to be purchased at Closing). Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.10 shall be binding on all parties hereto, even if they do not execute such consent.
      7.11     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Except as set forth in this Agreement, no failure or delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of the right, power, or privilege, and no single or partial exercise of any right, power, or privilege will preclude any other or further exercise of the right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.
      7.12     The Company hereby agrees to provide prompt notice to each Purchaser following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by a Purchaser, the Company shall provide such Purchaser with a written statement informing the Purchaser whether the Purchaser’s interest in the Company constitutes a United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to the Purchaser shall be delivered to the Purchaser within ten (10) Business Days of the Purchaser’s written request therefor.
      7.13     Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
      7.14     This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to each other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      7.15     The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.
      7.16     All transfer, excise or other taxes payable to any jurisdiction (in the United States and outside of the United States) or by reason of the sale or issuance of the Shares (except for such taxes payable by reason of any subsequent transfer of the Shares) shall be paid or provided for by the Company.
      7.17     The obligations of each Purchaser under this Agreement and any Ancillary Agreement to which such Purchaser is a party are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any Ancillary Agreement. Nothing contained herein or in any Ancillary Agreement, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions. Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Except as provided by this Agreement or the Ancillary Agreements, each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any Ancillary Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
      7.18     The obligations of each Purchaser under this Agreement and any Ancillary Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any Ancillary Agreement. The decision of each Purchaser to purchase Shares, Warrants and Warrant Shares to this Agreement and the Ancillary Agreements has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Ancillary Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Ancillary Agreements. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares, Warrants and Warrant Shares or enforcing its rights under this Agreement or the Ancillary Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Ancillary Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Agreement and Ancillary Agreements for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.
      7.19     Except to the extent required to comply with applicable law, no announcement regarding any Purchaser in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior consent of such Purchaser. Prior to the Closing, no announcement regarding the Company in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made by a Purchaser without the prior consent of the Company. Notwithstanding the foregoing, the Company shall be permitted to make the press release pursuant to Section 5.8 above, and thereafter any Purchaser may at any time post a notice on its website that includes information about the Company and/or the financing that was contained in such press release.

      IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first set forth above.

The Company:	La Jolla Pharmaceutical Company a Delaware corporation By: /s/ Steven B. Engle Name: Steven B. Engle Title: Chairman and CEO

Purchasers:	Essex Woodlands Health Ventures Fund VI, LP

By: Essex Woodlands Health Ventures VI, L.P.,
its General Partner

By: Essex Woodlands Health Ventures VI, L.L.C.,
its General Partner

By: /s/ Martin P. Sutter

Martin P. Sutter, Managing Director

Frazier Healthcare V, LP By: FHMV, LP, its General Partner By: FHMV, LLC, its General Partner By: /s/ James N. Topper James N. Topper, Authorized Representative

Domain Public Equity Partners, L.P.

By:	Domain Public Equity Associates, L.L.C.,

its General Partner

By:	/s/ Lisa A. Kraeutler

Lisa A. Kraeutler, Attorney-in-Fact

/s/ Alejandro Gonzalez Cimadevilla

Alejandro Gonzalez Cimadevilla
Special Situations Fund III, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Special Situations Cayman Fund, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Special Situations Private Equity Fund, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Special Situations Life Sciences Fund, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Sutter Hill Ventures,
A California Limited Partnership

By:	/s/ William H. Younger, Jr.

Name: William H. Younger, Jr.

ANVEST, L.P.

By:	/s/ David Anderson

David Anderson, General Partner

G. Leonard Baker, Jr. and Mary Anne Baker, Co-trustees of the Baker Revocable Trust U/A/D 2/3/03

By:	/s/ G. Leonard Baker, Jr.

G. Leonard Baker, Jr., Trustee

William H. Younger, Jr. and Lauren L. Younger, Co-trustees of the Younger Living Trust U/A/D 1/20/95

By:	/s/ William H. Younger, Jr.

William H. Younger, Jr., Trustee

Tench Coxe and Simone Otus Coxe,
Co-trustees of the Coxe Revocable Trust U/A/D 4/23/98

By:	/s/ Tench Coxe

Tench Coxe, Trustee

/s/ James C. Gaither

James C. Gaither

Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00

By:	/s/ Jeffrey W. Bird

Jeffrey W. Bird, Trustee

Saunders Holdings, L.P.

By:	/s/ G. Leonard Baker, Jr.

G. Leonard Baker, Jr., General Partner

Robert Yin and Lily Yin as Trustees of Yin Family Trust Dated March 1, 1997

By:	/s/ Robert Yin

Robert Yin, Trustee

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO Sherryl W. Hossack

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO David L. Anderson

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO William H. Younger

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO Tenche Coxe

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO David E. Sweet

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO David E. Sweet (Rollover)

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO Lynne M. Brown

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan
FBO Patricia Tom (Post)

/s/ Vicki M. Bandel

SCHEDULE A
Schedule of Purchasers

			Shares under	Shares under
		Shares	Closing Warrant	Closing Warrant
	Number of	under	(if Share Authorization	(if Share Authorization
	Shares	Contingent	Approval received	Approval not received	Aggregate
Purchaser Name and Address	Purchased	Warrant	prior to Closing)	prior to Closing)	Purchase Price

Essex Woodlands Health Ventures Fund VI, L.P. 10001 Woodloch Forest Drive Waterway Plaza Two, Suite 175 The Woodlands, TX 77380 Attn: Martin P. Sutter Fax: (281) 364-9755	33,333,334	1,404,407	8,333,334	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$25,000,000
with a copy to (which shall not constitute notice): Baker & McKenzie LLP 130 E. Randolph Drive Chicago, IL 60601 Attn: Bruce Zivian, Esq. Fax: (312) 698-2469

Frazier Healthcare V, LP 601 Union Street, Suite 3200 Seattle, WA 98101 Attn: James Topper Fax: (206) 621-1848	20,000,000	842,644	5,000,000	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$15,000,000

Alejandro Gonzalez Cimadevilla Ruben Dario #223 5-A Chapultepec Morales Mexico D.F. ZIP 11570 Fax: (5255) 52818008	14,666,666	617,939	3,666,666	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$11,000,000

Domain Public Equity Partners, L.P. One Palmer Square, Suite 515 Princeton, NJ 08542 Attn: Nicole Vitullo Fax: (609) 683-4581	6,000,000	252,793	1,500,000	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$4,500,000

Special Situations Fund III, L.P. 153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	4,766,667	200,830	1,191,667	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$3,575,000
with a copy to (which shall not constitute notice): Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383

			Shares under	Shares under
		Shares	Closing Warrant	Closing Warrant
	Number of	under	(if Share Authorization	(if Share Authorization
	Shares	Contingent	Approval received	Approval not received	Aggregate
Purchaser Name and Address	Purchased	Warrant	prior to Closing)	prior to Closing)	Purchase Price

Special Situations Cayman Fund, L.P. 153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	1,283,333	54,070	320,833	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$962,500
with a copy to (which shall not constitute notice): Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383

Special Situations Private Equity Fund, L.P. 153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	1,283,333	54,070	320,833	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$962,500
with a copy to (which shall not constitute notice): Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383

Special Situations Life Sciences Fund, L.P. 153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	666,667	28,088	166,667	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$500,000
with a copy to (which shall not constitute notice): Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383

Sutter Hill Ventures, a California Limited Partnership 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	4,474,935	188,539	1,118,734	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$3,356,201.25

Anvest, L.P. c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	33,334	1,404	8,334	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$25,000.50

			Shares under	Shares under
		Shares	Closing Warrant	Closing Warrant
	Number of	under	(if Share Authorization	(if Share Authorization
	Shares	Contingent	Approval received	Approval not received	Aggregate
Purchaser Name and Address	Purchased	Warrant	prior to Closing)	prior to Closing)	Purchase Price

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03 c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	136,038	5,732	34,010	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$102,028.50

Saunders Holdings, L.P. c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	136,038	5,732	34,010	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$102,028.50

William H. Younger, Jr. and Lauren L. Younger, Co-Trustees of The Younger Living Trust U/A/D 1/20/95 c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	156,026	6,574	39,007	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$117,019.50

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D 4/23/98 c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	241,089	10,156	60,267	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$180,816.75

James C. Gaither c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	63,246	2,665	15,812	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$47,434.50

			Shares under	Shares under
		Shares	Closing Warrant	Closing Warrant
	Number of	under	(if Share Authorization	(if Share Authorization
	Shares	Contingent	Approval received	Approval not received	Aggregate
Purchaser Name and Address	Purchased	Warrant	prior to Closing)	prior to Closing)	Purchase Price

Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00 c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	104,415	4,399	26,104	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$78,311.25
Robert Yin and Lily Yin as Trustees of Yin Family Trust Dated March 1, 1997 c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600	5,640	238	1,410	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$4,230.00

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Hossack Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	7,500	316	1,875	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$5,625.00

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	166,547	7,017	41,637	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$124,910.25

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr. Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	156,026	6,574	39,007	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$117,019.50

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	266,666	11,235	66,667	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$199,999.50

			Shares under	Shares under
		Shares	Closing Warrant	Closing Warrant
	Number of	under	(if Share Authorization	(if Share Authorization
	Shares	Contingent	Approval received	Approval not received	Aggregate
Purchaser Name and Address	Purchased	Warrant	prior to Closing)	prior to Closing)	Purchase Price

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	6,666	281	1,667	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$4,999.50

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover) Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	25,554	1,077	6,389	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$19,165.50
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	9,000	379	2,250	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$6,750.00

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post) Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101	11,280	475	2,820	Warrant A: See Ft. 1 Warrant B: See Ft. 2	$8,460.00
Total:	88,000,000	3,707,634	22,000,000		$66,000,000

Ft. 1	Warrant A equals (Aggregate Purchase Price)/$66,000,000 * Number of Warrant Shares Authorized to Be Issued on Closing Date.

Ft. 2	Warrant B equals Number of Shares under Closing Warrant (if Share Authorization Approval received prior to Closing) minus Number of Shares under Warrant A.

SCHEDULE B
Purchasers receiving Contingent Warrants at Execution
Domain Public Equity Partners, L.P.
Special Situations Fund III, L.P.
Special Situations Cayman Fund, L.P.
Special Situations Private Equity Fund, L.P.
Special Situations Life Sciences Fund, L.P.

EXHIBIT A
Form of Closing Warrant (Warrant A)
[See Annex B to this Proxy Statement.]

EXHIBIT B
Form of Closing Warrant (Warrant B)
[See Annex C to this Proxy Statement.]

EXHIBIT C
Form of Contingent Warrant
[See Annex D to this Proxy Statement.]

EXHIBIT D
Rights Agreement
[See Annex E to this Proxy Statement.]

ANNEX B
FORM OF CLOSING WARRANT (WARRANT A)
      THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
La Jolla Pharmaceutical Company
WARRANT TO PURCHASE COMMON STOCK
(Void after the Termination Time, as defined in Section 3 below)
Warrant No.: [          ]
Number of Shares: [          ]
Date of Issuance:                     , 2005
      La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [                    ], the registered holder hereof or its permitted assigns is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant (as defined below), at any time on or after the issuance hereof, but not after 5:00 p.m., Eastern Time, on the Expiration Date (as defined below), [                    ] fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price (as defined below) per share, subject to adjustment as provided below. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Securities Purchase Agreement by and among the Company and the parties listed on Schedule A attached thereto (the “Purchasers”), dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Securities Purchase Agreement”).
      This Warrant (as defined below) is one of a series of “Closing Warrants” issued in connection with the transactions described in the Securities Purchase Agreement and the Registration Rights Agreement among the Company and the Purchasers, dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Registration Rights Agreement”). The Warrant Shares (as defined below) issued upon exercise of this Warrant and the holder hereof and thereof shall be entitled to all of the rights and privileges set forth in the Registration Rights Agreement.
1.     Definitions.
      The following terms as used in this Warrant shall have the following meanings:
      (a) “Business Day” means any day, which is not (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in California or New York are authorized or obligated by law or regulation to close.
      (b) “Common Stock” means (i) the common stock, $0.01 par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.
      (c) “Common Stock Authorization Date” means the first Business Day after an amendment to the “Certificate” (as defined in the Securities Purchase Agreement) to increase the number of authorized shares of Common Stock becomes effective (which in any event shall occur no later than 3 Business Days after the date on which the “Share Authorization Approval” (as defined in the Securities Purchase Agreement) occurs).
      (d) “Closing Price” with respect to a share of Common Stock on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the NASDAQ National Market (“NASDAQ”) or, if the Common Stock is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service.
      (e) “Exercise Price” shall be equal to $1.00 per Warrant Share, subject to further adjustment as hereinafter provided.
      (f) “Expiration Date” means the fifth anniversary of the Common Stock Authorization Date.
      (g) “Extraordinary Transaction” has the meaning provided in Section 10 hereof.
      (h) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.
      (i) “Principal Market” means NASDAQ or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.
      (j) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
      (k) “Termination Time” has the meaning set forth in Section 3(a) hereof.
      (l) “Trading Day” shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.
      (m) “Warrants” means this Warrant and, where the context so indicates, each other “Closing Warrant” to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.
      (n) “Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants.
2.     Exercise of Warrant.
      (a) Subject to the terms and conditions hereof, including the early termination of this Warrant pursuant to Section 3 of this Warrant, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time and from time to time, from and after the Warrant Date (as defined below) and prior to the Termination Time by (i) delivery of a written notice, in the form attached as Exhibit A hereto or a reasonable facsimile thereof (the “Exercise Notice”), to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Company’s designated transfer agent (the “Transfer Agent”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds or (B) notification to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Transfer Agent that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d) of this Warrant), and (iii) the surrender of this Warrant to a common carrier for overnight delivery to the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11 of this Warrant); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall use its best efforts on or before the third Business Day, but in no event later than the fifth Business Day (the “Warrant Share Delivery Date”) following the date of receipt by the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11) (the “Exercise Delivery Documents”), (A) in the case of a public resale of such Warrant Shares, subject to any restrictions that may be imposed by applicable securities laws, at the holder’s request, to credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system or (B) to issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or calculation to the holder via facsimile within five (5) Business Days after receipt of the Exercise Delivery Documents. If the holder and the Company are unable to agree upon the determination of the Exercise Price or calculation of the number of Warrant Shares within two (2) Business Days of such disputed determination or calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Closing Price to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the holder of the results no later than ten (10) Business Days from the time such entity receives the disputed determination or calculation. Such investment banking firm’s or auditor’s determination or calculation, as the case may be, shall be deemed final, binding and conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company. Notwithstanding anything to the contrary contained in this Warrant, if the holder elects to exercise this Warrant after the holder has received notice of a contemplated Extraordinary Transaction, and the holder has notified the Company that such exercise is conditioned upon the consummation of such Extraordinary Transaction, then the holder shall not be deemed to have exercised this Warrant until the time immediately preceding the consummation of the Extraordinary Transaction. If such Extraordinary Transaction is not consummated or is abandoned, then the holder shall not be deemed to have exercised this Warrant and shall not be entitled to receive any shares of Common Stock and the Company shall refund to such holder any amounts actually delivered on account of the Aggregate Exercise Price and shall return to the holder all other Exercise Delivery Documents received by the Company from or on behalf of such holder (including this Warrant which shall remain in effect and be unaffected by such events, except that if the Expiration Date shall have occurred during the period between such attempted exercise and such failure to consummate the Extraordinary Transaction, the Expiration Date shall be extended until the date that is ten (10) Business Days after the holder is notified that the attempted exercise has been deemed null and void).

      (b) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, the Company shall pay to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(b), the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise or, if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted in the over-the-counter market, as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.
      (c) If the Company shall fail for any reason or for no reason (except in the case of a dispute as to the Exercise Price or the Closing Price which is being resolved in accordance with Section 2(a) of this Warrant) to issue to the holder within five (5) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or, subject to applicable securities laws, to credit the holder’s or its designee’s balance account with DTC, in accordance with Section 2 of this Warrant, for such number of shares of Common Stock to which the holder is entitled upon the holder’s exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date if such exercise is not timely effected an amount equal to one-half percent (0.5%) per month multiplied by the product of (I) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and to which such holder is entitled and (II) the Closing Price of the Common Stock on the Warrant Share Delivery Date, provided that if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted on over-the-counter market, then the Closing Price shall be as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.
      (d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election, exercised in its sole discretion, in lieu of making the cash payment otherwise contemplated to be made to the Company upon its exercise of this Warrant in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A × B) - (A × C)

B
      For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B =	the Closing Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

3.	Date; Duration; Mandatory Exchange; Redemption and Cancellation.
      The date of this Warrant is                     , 2005 (the “Warrant Date”). This Warrant, in all events, shall be wholly void and of no effect at and after the first to occur of (i) 5:00 pm, Eastern Time, on the Expiration Date; and (ii) the time immediately following the consummation of an Extraordinary Transaction of any type described in clauses (ii), (iii) or (iv) of Section 10 hereof so long as notice to the holder of such

Extraordinary Transaction was properly given in accordance with Section 9 hereof (or waived by such holder) (as applicable, the “Termination Time”). At the Termination Time, or as soon as practicable thereafter, the holder of this Warrant shall surrender to the Company for cancellation this Warrant. Failure to deliver this Warrant shall not affect its automatic cancellation.

4.	Covenants as to Common Stock.
      The Company hereby covenants and agrees as follows:
      (a) Issuance of Warrants and Warrant Shares. This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will, upon issuance, be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment hereof or Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.
      (b) Certain Actions. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation and available for the purpose of issue upon such exercise.
      (c) Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company’s assets or other similar transactions.
      (d) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will take all actions reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on exercise; provided, that prior to the Common Stock Authorization Date (i) the Company shall reserve all of its authorized but unissued shares, other than such shares which are already reserved for the Company Stock Plans (as defined in the Securities Purchase Agreement), for such purposes, and (ii) the Company shall not be required to take any other action under this Section 4(d) prior to the Common Stock Authorization Date so long as the Company is complying with Section 5.14 of the Securities Purchase Agreement.
5.     Taxes.
      The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

6.	Warrant Holder not Deemed a Stockholder.
      Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company with respect to the Warrant Shares, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (except only as to the Warrant Shares upon exercise of this Warrant in the holder’s discretion) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.	Compliance With Securities Laws.
      (a) The initial holder of this Warrant and each subsequent holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act, by the acceptance hereof, represents and warrants that (i) it is acquiring this Warrant and (ii) upon exercise of this Warrant will acquire the Warrant Shares then issuable upon exercise thereof, in each case for its own account, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Each holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act further represents, by acceptance hereof, that, as of the date of such acceptance, such holder is either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.
      (b) Any certificate evidencing the Warrant Shares issued upon exercise hereof (and all securities issued in exchange therefor or in substitution thereof) shall, until the registration of the Warrant Shares under the Securities Act or the expiration of the holding period applicable to sales of the Warrant Shares under Rule 144(k) under the Securities Act (or any successor provision), bear a legend in substantially the following form:
      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
      The legend set forth above shall be removed and the Company hereby agrees to issue a certificate for the Warrant Shares without such legend to the holder thereof, (i) if such Warrant Shares are registered for resale under the Securities Act, (ii) if such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the such Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable period under Rule 144(k) of the Securities Act (or any successor rule).

8.	Ownership and Transfer.
      (a) The Company shall maintain or cause to be maintained a register for this Warrant (the “Warrant Register”), containing the record name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant. The Company may appoint an agent for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent. In the event the Company so appoints such an agent, the Company shall send written notice to the holder of this Warrant of such appointment, the name of the agent and the address of the office at which the Warrant Register will be maintained.
      (b) This Warrant and all rights hereunder shall be assignable and transferable by the holder to any transferee without the consent of the Company upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) if: (i) such holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; and (iii) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. By accepting the transfer or assignment of all or any portion of this Warrant, the transferee agrees to be bound by all of the provisions of this Warrant.

9.	Adjustment of Exercise Price and Number of Shares Issuable.
      The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.
      (a) In case the Company shall after October 6, 2005 (the “Reference Date”) pay a dividend in shares of Common Stock, or make a distribution of shares of Common Stock, to all holders of the outstanding Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of the stockholders of record entitled to receive such dividend or distribution, whether such date is fixed by the Company’s Board of Directors or by statute, contract or otherwise (the “Record Date”), and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Exercise Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.
      (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock after the Reference Date, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.
      (c) No adjustment in the Exercise Price shall be required under this Section 9 unless the aggregate of all such adjustments would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value of the Common Stock.
      (d) In case: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9; or (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or (iii) of any Extraordinary Transaction; or (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company: the Company shall mail or cause to be mailed to the holder at such address appearing in the Warrant Register a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights are to be determined, which notice shall be so mailed as promptly as possible but in any event at least five (5) days prior to such record date, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event, which notice shall be mailed as promptly as possible but in any event at least ten (10) days prior to the date the applicable event becomes effective. In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at the holder’s last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.
      (e) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractions of shares of Common Stock pursuant to Section 2(b) of this Warrant.
      (f) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.
      (g) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(g) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9(c) of this Warrant).

10.	Extraordinary Transaction Defined.
      The occurrence of any of the following events is referred to herein as an “Extraordinary Transaction”: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, including a reverse stock split), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock.

11.	Lost, Stolen, Mutilated or Destroyed Warrants.
      If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), cause the Warrant Agent to issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In every case, the applicant for a replacement Warrant shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant’s Warrant and of the ownership thereof.
12.     Notice.
      All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:
      If to the Company:

La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, CA 92121
Attention: Chief Executive Officer
Fax: (858) 626-2851
      With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, CA 92614
Attention: Mark W. Shurtleff, Esq.
Fax: (949) 451-4220
or at such other address as may have been furnished in writing by the Company to the holder.
      If to the Transfer Agent:

American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
Fax: (718) 921-8124
      If to the holder, at its address set forth on Schedule A to the Securities Purchase Agreement, or at such other address as shall be delivered to the Company upon the issuance or transfer of this Warrant, or at such other address as may have been furnished in writing by such party to the Company, in each case with a copy to its legal counsel set forth on such Schedule A or otherwise furnished to the Company, if any.
      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for which it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section.

13.     Amendments.
      This Warrant and any term hereof may be amended, changed or waived only by an instrument in writing signed by the Company and the holder of this Warrant; provided, that any term in either of Section 3 or Section 4 or both may be amended, changed or waived by an instrument in writing signed by the Company and holders of Closing Warrants to purchase a majority of Warrant Shares represented by all Closing Warrants; provided, that (x) any such amendment, change or waiver must apply to all Closing Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Exercise Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the holder.

14.	Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.
      This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Warrant shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and THE COMPANY AND THE HOLDER HEREOF, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY (AND AGREE NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT. The Company and the holder hereof each hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Company and the holder hereof each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. By accepting this Warrant from the Company or its previous holder, the holder agrees to be bound by the terms of this Section 14.

15.	Descriptive Headings.
      The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date hereof.

La Jolla Pharmaceutical Company

By:

Name:

Title:

EXHIBIT A [TO FORM OF CLOSING WARRANT (WARRANT A)]
EXERCISE NOTICE
(To be executed by the Holder of Warrant if such Holder desires to exercise Warrant)
      The undersigned holder hereby exercises the right to purchase [                    ] shares of Common Stock (“Warrant Shares”) of La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. [This exercise is contingent upon the consummation of the contemplated Extraordinary Transaction of which the undersigned has been notified by the Company.]
      1.     Form of Exercise. The holder intends that payment of the Exercise Price shall be made (Select one and complete):
      ☐     “Cash Exercise” with respect to [                    ] Warrant Shares; and/or
      ☐     “Cashless Exercise” with respect to [                    ] Warrant Shares (to the extent permitted by the terms of the Warrant).
      2.     Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of [$          ] the Company in accordance with the terms of the Warrant.
      3.     Delivery of Warrant Shares. The holder of this Warrant has sold or will sell the shares of Common Stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.
      4.     Private Placement Representations. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 7 of the Warrant.
      5.     The undersigned requests that certificates for such shares be issued in the name of:

(Please print name, address and social security or federal employer identification number (if applicable)

      6.     Replacement Warrant. If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

(Please print name, address and social security or federal employer identification number (if applicable)

Name of Holder (print):

(Signature):

(By:)

(Title:)

Tax ID No.

Dated: __________,

ACKNOWLEDGMENT
      The Company hereby acknowledges this Exercise Notice and hereby directs [                    ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [                    ] 2005 from the Company and acknowledged and agreed to by [                    ]

La Jolla Pharmaceutical Company

By:

Name:

Title:

EXHIBIT B [TO FORM OF CLOSING WARRANT (WARRANT A)]
FORM OF ASSIGNMENT
      FOR VALUE RECEIVED,                     hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant to acquire La Jolla Pharmaceutical Company Common Stock (as defined in the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares of Common Stock issuable upon exercise of the Warrant:

Name and Address of Assignee	Federal Tax Identification Number	Number of Warrant Shares

      If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.
      In connection with any transfer of the Warrant prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that the Warrant is being transferred:

☐	Inside the United States to a Qualified Institutional Purchaser pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Inside the United States to an Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

Name of Holder (print):

(Signature):

(By:)

(Title:)

Dated:                           ,

ANNEX C
FORM OF CLOSING WARRANT (WARRANT B)
      THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
La Jolla Pharmaceutical Company
WARRANT TO PURCHASE COMMON STOCK
(Void after the Termination Time, as defined in Section 3 below)
Warrant No.: [          ]
Number of Shares: [          ]
Date of Issuance:                     , 2005
      La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [                    ], the registered holder hereof or its permitted assigns is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant (as defined below), at any time on or after the issuance hereof, but not after 5:00 p.m., Eastern Time, on the Expiration Date (as defined below), [          ] fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price (as defined below) per share, subject to adjustment as provided below. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Securities Purchase Agreement by and among the Company and the parties listed on Schedule A attached thereto (the “Purchasers”), dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Securities Purchase Agreement”).
      This Warrant (as defined below) is one of a series of “Closing Warrants” issued in connection with the transactions described in the Securities Purchase Agreement and the Registration Rights Agreement among the Company and the Purchasers, dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Registration Rights Agreement”). The Warrant Shares (as defined below) issued upon exercise of this Warrant and the holder hereof and thereof shall be entitled to all of the rights and privileges set forth in the Registration Rights Agreement.

1.	Definitions.
      The following terms as used in this Warrant shall have the following meanings:
      (a) “Business Day” means any day, which is not (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in California or New York are authorized or obligated by law or regulation to close.
      (b) “Common Stock” means (i) the common stock, $0.01 par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

      (c) “Common Stock Authorization Date” means the first Business Day after an amendment to the “Certificate” (as defined in the Securities Purchase Agreement) to increase the number of authorized shares of Common Stock becomes effective (which in any event shall occur no later than 3 Business Days after the date on which the “Share Authorization Approval” (as defined in the Securities Purchase Agreement) occurs).
      (d) “Closing Price” with respect to a share of Common Stock on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the NASDAQ National Market (“NASDAQ”) or, if the Common Stock is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service.
      (e) “Exercise Price” shall be equal to $1.00 per Warrant Share, subject to further adjustment as hereinafter provided.
      (f) “Expiration Date” means the fifth anniversary of the Common Stock Authorization Date.
      (g) “Extraordinary Transaction” has the meaning provided in Section 10 hereof.
      (h) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.
      (i) “Principal Market” means NASDAQ or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.
      (j) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
      (k) “Termination Time” has the meaning set forth in Section 3(a) hereof.
      (l) “Trading Day” shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.
      (m) “Warrants” means this Warrant and, where the context so indicates, each other “Closing Warrant” to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.
      (n) “Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants.

2.	Exercise of Warrant.
      (a) Subject to the terms and conditions hereof, including the early termination of this Warrant pursuant to Section 3 of this Warrant, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time and from time to time, from and after the Common Stock Authorization Date and prior to the Termination Time by (i) delivery of a written notice, in the form attached as Exhibit A hereto or a reasonable facsimile thereof (the “Exercise Notice”), to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Company’s designated transfer agent (the “Transfer Agent”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds or (B) notification to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Transfer Agent that this Warrant is being exercised pursuant to a Cashless

Exercise (as defined in Section 2(d) of this Warrant), and (iii) the surrender of this Warrant to a common carrier for overnight delivery to the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11 of this Warrant); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall use its best efforts on or before the third Business Day, but in no event later than the fifth Business Day (the “Warrant Share Delivery Date”) following the date of receipt by the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11) (the “Exercise Delivery Documents”), (A) in the case of a public resale of such Warrant Shares, subject to any restrictions that may be imposed by applicable securities laws, at the holder’s request, to credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system or (B) to issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or calculation to the holder via facsimile within five (5) Business Days after receipt of the Exercise Delivery Documents. If the holder and the Company are unable to agree upon the determination of the Exercise Price or calculation of the number of Warrant Shares within two (2) Business Days of such disputed determination or calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Closing Price to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the holder of the results no later than ten (10) Business Days from the time such entity receives the disputed determination or calculation. Such investment banking firm’s or auditor’s determination or calculation, as the case may be, shall be deemed final, binding and conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company. Notwithstanding anything to the contrary contained in this Warrant, if the holder elects to exercise this Warrant after the holder has received notice of a contemplated Extraordinary Transaction, and the holder has notified the Company that such exercise is conditioned upon the consummation of such Extraordinary Transaction, then the holder shall not be deemed to have exercised this Warrant until the time immediately preceding the consummation of the Extraordinary Transaction. If such Extraordinary Transaction is not consummated or is abandoned, then the holder shall not be deemed to have exercised this Warrant and shall not be entitled to receive any shares of Common Stock and the Company shall refund to such holder any amounts actually delivered on account of the Aggregate Exercise Price and shall return to the holder all other Exercise Delivery Documents received by the Company from or on behalf of such holder (including this Warrant which shall remain in effect and be unaffected by such events, except that if the Expiration Date shall have occurred during the period between such attempted exercise and such failure to consummate the Extraordinary Transaction, the Expiration Date shall be extended until the date that is ten (10) Business Days after the holder is notified that the attempted exercise has been deemed null and void).

      (b) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, the Company shall pay to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(b), the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise or, if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted in the over-the-counter market, as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.
      (c) If the Company shall fail for any reason or for no reason (except in the case of a dispute as to the Exercise Price or the Closing Price which is being resolved in accordance with Section 2(a) of this Warrant) to issue to the holder within five (5) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or, subject to applicable securities laws, to credit the holder’s or its designee’s balance account with DTC, in accordance with Section 2 of this Warrant, for such number of shares of Common Stock to which the holder is entitled upon the holder’s exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date if such exercise is not timely effected an amount equal to one-half percent (0.5%) per month multiplied by the product of (I) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and to which such holder is entitled and (II) the Closing Price of the Common Stock on the Warrant Share Delivery Date, provided that if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted on over-the-counter market, then the Closing Price shall be as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.
      (d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election, exercised in its sole discretion, in lieu of making the cash payment otherwise contemplated to be made to the Company upon its exercise of this Warrant in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A × B) - (A × C)

B
      For purposes of the foregoing formula:

A =	the total number of shares with respect to which this Warrant is then being exercised.

B =	the Closing Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

3.	Date; Duration; Mandatory Exchange; Redemption and Cancellation.
      The date of this Warrant is                     , 2005. This Warrant, in all events, shall be wholly void and of no effect at and after the first to occur of (i) 5:00 pm, Eastern Time, on the Expiration Date; and (ii) the time immediately following the consummation of an Extraordinary Transaction of any type described in clauses (ii), (iii) or (iv) of Section 10 hereof so long as notice to the holder of such Extraordinary Transaction was properly given in accordance with Section 9 hereof (or waived by such holder) (as applicable, the “Termination Time”). At the Termination Time, or as soon as practicable thereafter, the holder of this Warrant shall surrender to the Company for cancellation this Warrant. Failure to deliver this Warrant shall not affect its automatic cancellation.

4.	Covenants as to Common Stock.
      The Company hereby covenants and agrees as follows:
      (a) Issuance of Warrants and Warrant Shares. This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will, upon issuance, be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment hereof or Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.
      (b) Certain Actions. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation and available for the purpose of issue upon such exercise.
      (c) Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company’s assets or other similar transactions.
      (d) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will take all actions reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on exercise; provided, that prior to the Common Stock Authorization Date (i) the Company shall reserve all of its authorized but unissued shares, other than such shares which are already reserved for the Company Stock Plans (as defined in the Securities Purchase Agreement), for such purposes, and (ii) the Company shall not be required to take any other action under this Section 4(d) prior to the Common Stock Authorization Date so long as the Company is complying with Section 5.14 of the Securities Purchase Agreement.

5.	Taxes.
      The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

6.	Warrant Holder Not Deemed a Stockholder.
      Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company with respect to the Warrant Shares, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (except only as to the Warrant Shares upon exercise of this Warrant in the holder’s discretion) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.	Compliance with Securities Laws.
      (a) The initial holder of this Warrant and each subsequent holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act, by the acceptance hereof, represents and warrants that (i) it is acquiring this Warrant and (ii) upon exercise of this Warrant will acquire the Warrant Shares then issuable upon exercise thereof, in each case for its own account, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Each holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act further represents, by acceptance hereof, that, as of the date of such acceptance, such holder is either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.
      (b) Any certificate evidencing the Warrant Shares issued upon exercise hereof (and all securities issued in exchange therefor or in substitution thereof) shall, until the registration of the Warrant Shares under the Securities Act or the expiration of the holding period applicable to sales of the Warrant Shares under Rule 144(k) under the Securities Act (or any successor provision), bear a legend in substantially the following form:
      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
      The legend set forth above shall be removed and the Company hereby agrees to issue a certificate for the Warrant Shares without such legend to the holder thereof, (i) if such Warrant Shares are registered for resale under the Securities Act, (ii) if such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the such Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable period under Rule 144(k) of the Securities Act (or any successor rule).

8.	Ownership and Transfer.
      (a) The Company shall maintain or cause to be maintained a register for this Warrant (the “Warrant Register”), containing the record name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant. The Company may appoint an agent for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent. In the event the Company so appoints such an agent, the Company shall send written notice to the holder of this Warrant of such appointment, the name of the agent and the address of the office at which the Warrant Register will be maintained.
      (b) This Warrant and all rights hereunder shall be assignable and transferable by the holder to any transferee without the consent of the Company upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) if: (i) such holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; and (iii) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. By accepting the transfer or assignment of all or any portion of this Warrant, the transferee agrees to be bound by all of the provisions of this Warrant.

9.	Adjustment of Exercise Price and Number of Shares Issuable.
      The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.
      (a) In case the Company shall after October 6, 2005 (the “Reference Date”) pay a dividend in shares of Common Stock, or make a distribution of shares of Common Stock, to all holders of the outstanding Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of the stockholders of record entitled to receive such dividend or distribution, whether such date is fixed by the Company’s Board of Directors or by statute, contract or otherwise (the “Record Date”), and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Exercise Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.
      (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock after the Reference Date, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.
      (c) No adjustment in the Exercise Price shall be required under this Section 9 unless the aggregate of all such adjustments would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value of the Common Stock.
      (d) In case: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9; or (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or (iii) of any Extraordinary Transaction; or (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company: the Company shall mail or cause to be mailed to the holder at such address appearing in the Warrant Register a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights are to be determined, which notice shall be so mailed as promptly as possible but in any event at least five (5) days prior to such record date, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event, which notice shall be mailed as promptly as possible but in any event at least ten (10) days prior to the date the applicable event becomes effective. In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at the holder’s last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.
      (e) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractions of shares of Common Stock pursuant to Section 2(b) of this Warrant.
      (f) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.
      (g) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(g) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9(c) of this Warrant).

10.	Extraordinary Transaction Defined.
      The occurrence of any of the following events is referred to herein as an “Extraordinary Transaction”: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, including a reverse stock split), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock.

11.	Lost, Stolen, Mutilated or Destroyed Warrants.
      If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), cause the Warrant Agent to issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In every case, the applicant for a replacement Warrant shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant’s Warrant and of the ownership thereof.

12.	Notice.
      All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:
      If to the Company:

La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, CA 92121
Attention: Chief Executive Officer
Fax: (858) 626-2851
      With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, CA 92614
Attention: Mark W. Shurtleff, Esq.
Fax: (949) 451-4220
or at such other address as may have been furnished in writing by the Company to the holder.
      If to the Transfer Agent:

American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
Fax: (718) 921-8124
      If to the holder, at its address set forth on Schedule A to the Securities Purchase Agreement, or at such other address as shall be delivered to the Company upon the issuance or transfer of this Warrant, or at such other address as may have been furnished in writing by such party to the Company, in each case with a copy to its legal counsel set forth on such Schedule A or otherwise furnished to the Company, if any.
      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for which it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section.

13.	Amendments.
      This Warrant and any term hereof may be amended, changed or waived only by an instrument in writing signed by the Company and the holder of this Warrant; provided, that any term in either of Section 3 or Section 4 or both may be amended, changed or waived by an instrument in writing signed by the Company and holders of Closing Warrants to purchase a majority of Warrant Shares represented by all Closing Warrants; provided, that (x) any such amendment, change or waiver must apply to all Closing Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Exercise Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the holder.

14.	Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.
      This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Warrant shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and THE COMPANY AND THE HOLDER HEREOF, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY (AND AGREE NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT. The Company and the holder hereof each hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Company and the holder hereof each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. By accepting this Warrant from the Company or its previous holder, the holder agrees to be bound by the terms of this Section 14.

15.	Descriptive Headings.
      The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date hereof.

La Jolla Pharmaceutical Company

By:

Name:

Title:

EXHIBIT A [TO FORM OF CLOSING WARRANT (WARRANT B)]
EXERCISE NOTICE
(To be executed by the Holder of Warrant if such Holder desires to exercise Warrant)
      The undersigned holder hereby exercises the right to purchase [                    ] shares of Common Stock (“Warrant Shares”) of La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. [This exercise is contingent upon the consummation of the contemplated Extraordinary Transaction of which the undersigned has been notified by the Company.]
      1.     Form of Exercise. The holder intends that payment of the Exercise Price shall be made (Select one and complete):
      ☐ “Cash Exercise” with respect to [                    ] Warrant Shares; and/or
      ☐ “Cashless Exercise” with respect to [                    ] Warrant Shares (to the extent permitted by the terms of the Warrant).
      2.     Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of [$                    ] the Company in accordance with the terms of the Warrant.
      3.     Delivery of Warrant Shares. The holder of this Warrant has sold or will sell the shares of Common Stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.
      4.     Private Placement Representations. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 7 of the Warrant.
      5.     The undersigned requests that certificates for such shares be issued in the name of:

(Please print name, address and social security or federal employer identification number (if applicable)

      6.     Replacement Warrant. If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

(Please print name, address and social security or federal employer identification number (if applicable)

Name of Holder (print):

(Signature):

(By:)

(Title:)

Tax ID No.

Dated: ,

ACKNOWLEDGMENT
      The Company hereby acknowledges this Exercise Notice and hereby directs [                    ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [                    ] 2005 from the Company and acknowledged and agreed to by [                    ]

La Jolla Pharmaceutical Company

By:

Name:

Title:

EXHIBIT B [TO FORM OF CLOSING WARRANT (WARRANT B)]
FORM OF ASSIGNMENT
      FOR VALUE RECEIVED,                     hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant to acquire La Jolla Pharmaceutical Company Common Stock (as defined in the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares of Common Stock issuable upon exercise of the Warrant:

Name and Address of Assignee	Federal Tax Identification Number	Number of Warrant Shares

      If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.
      In connection with any transfer of the Warrant prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that the Warrant is being transferred:

☐	Inside the United States to a Qualified Institutional Purchaser pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Inside the United States to an Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

Name of Holder (print):
(Signature):
(By:)
(Title:)
Dated: ,

ANNEX D
FORM OF CONTINGENT WARRANT
      THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
La Jolla Pharmaceutical Company
WARRANT TO PURCHASE COMMON STOCK
(Void after the Termination Time, as defined in Section 3 below)
Warrant No.: [          ]
Number of Shares: [          ]
Date of Issuance:                     , 2005
      La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,[                    ], the registered holder hereof or its permitted assigns is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant (as defined below), at any time on or after the Warrant Trigger Date (as defined below), but not after 5:00 p.m., Eastern Time, on the Expiration Date (as defined below), [                    ] fully paid nonassessable shares of Common Stock (as defined below) of the Company at the Exercise Price (as defined below) per share, subject to adjustment as provided below. Capitalized terms used herein but not defined shall have the same meanings assigned to them in the Securities Purchase Agreement by and among the Company and the parties listed on Schedule A attached thereto (the “Purchasers”), dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Securities Purchase Agreement”).
      This Warrant (as defined below) is one of a series of “Contingent Warrants” issued in connection with the transactions described in the Securities Purchase Agreement and the Registration Rights Agreement among the Company and the Purchasers, dated as of October 6, 2005 (as such agreement may be amended, supplemented and modified from time to time as provided in such agreement, the “Registration Rights Agreement”). The Warrant Shares (as defined below) issued upon exercise of this Warrant and the holder hereof and thereof shall be entitled to all of the rights and privileges set forth in the Registration Rights Agreement.

1.	Definitions.
      The following terms as used in this Warrant shall have the following meanings:
      (a) “Business Day” means any day, which is not (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in California or New York are authorized or obligated by law or regulation to close.
      (b) “Common Stock” means (i) the common stock, $0.01 par value per share, of the Company, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

      (c) “Common Share Issuance Date” means the date on which the “Closing” (as defined in the Securities Purchase Agreement) occurs and the “Shares” and “Closing Warrants” (each as defined in the Securities Purchase Agreement) are sold to the Purchasers.
      (d) “Closing Price” with respect to a share of Common Stock on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the NASDAQ National Market (“NASDAQ”) or, if the Common Stock is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service.
      (e) “Exercise Price” shall be equal to $0.10 per Warrant Share, subject to further adjustment as hereinafter provided.
      (f) “Expiration Date” means December 31, 2008.
      (g) “Extraordinary Transaction” has the meaning provided in Section 10 hereof.
      (h) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and a government or any department or agency thereof.
      (i) “Principal Market” means NASDAQ or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.
      (j) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
      (k) “Stockholder Rejection Date” means the date of a special meeting of the Company’s stockholders at which a quorum is present either in person or by proxy for the conduct of business thereof, if, and at which, the issuance of the Shares or the Closing Warrants pursuant to the Securities Purchase Agreement is put to a vote of the Company’s stockholders and the Company’s stockholders do not vote to approve such issuance.
      (l) “Termination Time” has the meaning set forth in Section 3(a) hereof.
      (m) “Trading Day” shall mean (x) a day on which the Principal Market is open for business or (y) if the applicable security is not so listed on a Principal Market or admitted for trading or quotation, a Business Day.
      (n) “Warrants” means this Warrant and, where the context so indicates, each other “Contingent Warrant” to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.
      (o) “Warrant Shares” means all shares of Common Stock issuable upon exercise of the Warrants.
      (p) “Warrant Trigger Date” is defined in Section 2(a).

2.	Exercise of Warrant.
      (a) Subject to the terms and conditions hereof, including the early termination of this Warrant pursuant to Section 3 of this Warrant, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time and from time to time, from and after the earlier of (w) the date the Company consummates a financing not permitted by Section 5.3 of the Securities Purchase Agreement (without giving effect to Section 5.3(E) thereof), including the consummation of any financing in connection with a “Superior Proposal” (as defined in the Securities Purchase Agreement), (x) the opening of business on the date next succeeding the Stockholder Rejection Date, (y) December 30, 2005, and (z) after the holder receives notice of, and prior to the consummation of, an Extraordinary Transaction of any type described in clauses (ii), (iii), or (iv) of Section 10 hereof announced by the Company (but subject to the consummation thereof) (the date of the event in clauses (w), (x), (y) and (z) being the “Warrant Trigger Date”), and prior to the Termination Time by (i) delivery of a written notice, in the form attached as Exhibit A hereto or a reasonable facsimile thereof (the “Exercise Notice”), to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Company’s designated transfer agent (the “Transfer Agent”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds or (B) notification to the Company at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) and to the Transfer Agent that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d) of this Warrant), and (iii) the surrender of this Warrant to a common carrier for overnight delivery to the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11 of this Warrant); provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 of this Warrant shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall use its best efforts on or before the third Business Day, but in no event later than the fifth Business Day (the “Warrant Share Delivery Date”) following the date of receipt by the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction, or an affidavit of lost Warrant, in accordance with Section 11) (the “Exercise Delivery Documents”), (A) in the case of a public resale of such Warrant Shares, and subject to any restrictions that may be imposed by applicable securities laws, at the holder’s request, to credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system or (B) to issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the holder in the Exercise Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled upon such exercise. Upon delivery of the Exercise Delivery Documents, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Exercise Price or the calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determination or calculation to the holder via facsimile within five (5) Business Days after receipt of the Exercise Delivery Documents. If the holder and the Company are unable to agree upon the determination of the Exercise Price or calculation of the number of Warrant Shares within two (2) Business Days of such disputed determination or calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Exercise Price or the Closing Price to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed calculation of the number of Warrant Shares to its independent, outside auditor. The Company shall cause the investment banking firm or the auditor, as the case may be, to perform the determination or calculation and notify the Company and the holder of the results no later than ten (10) Business Days from the time such entity receives the disputed determination or calculation. Such investment banking firm’s or auditor’s determination or calculation, as the case may be, shall be deemed final, binding and conclusive absent manifest error. All fees and expenses of such determinations shall be borne solely by the Company. Notwithstanding anything to the contrary contained in this Warrant, if the holder elects to exercise this Warrant at any time during the ten day period described in Section 2(a)(z), then the holder shall not be deemed to have exercised this Warrant until the time immediately preceding the consummation of the applicable Extraordinary Transaction. If such Extraordinary Transaction is not consummated or is abandoned, then the holder shall not be deemed to have exercised this Warrant and shall not be entitled to receive any shares of Common Stock and the Company shall refund to such holder any amounts actually delivered on account of the Aggregate Exercise Price and shall return to the holder all other Exercise Delivery Documents received by the Company from or on behalf of such holder (including this Warrant which shall remain in effect and be unaffected by such events, except that if the Expiration Date shall have occurred during the period between such attempted exercise and such failure to consummate the Extraordinary Transaction, the Expiration Date shall be extended until the date that is ten (10) Business Days after the holder is notified that the attempted exercise has been deemed null and void).
      (b) Notwithstanding anything contained in this Warrant to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu of any fractional shares, the Company shall pay to the holder an amount of cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 2(b), the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise or, if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted in the over-the-counter market, as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.
      (c) If the Company shall fail for any reason or for no reason (except in the case of a dispute as to the Exercise Price or the Closing Price which is being resolved in accordance with Section 2(a) of this Warrant) to issue to the holder within five (5) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or, subject to applicable securities laws, to credit the holder’s or its designee’s balance account with DTC, in accordance with Section 2 of this Warrant, for such number of shares of Common Stock to which the holder is entitled upon the holder’s exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date if such exercise is not timely effected an amount equal to one-half percent (0.5%) per month multiplied by the product of (I) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and to which such holder is entitled and (II) the Closing Price of the Common Stock on the Warrant Share Delivery Date, provided that if the Closing Price is not determinable due to the failure of the Company to maintain the listing of the Common Stock on a national securities exchange or NASDAQ and the Common Stock is not quoted on over-the-counter market, then the Closing Price shall be as determined in good faith by a majority of the Company’s Board of Directors, whose determination shall be final, binding and conclusive.
      (d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election, exercised in its sole discretion, in lieu of making the cash payment otherwise contemplated to be made to the Company upon its exercise of this Warrant in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A × B) - (A × C)

B

      For purposes of the foregoing formula:

A =	the total number of shares with respect to which this Warrant is then being exercised.

B =	the Closing Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

3.	Date; Duration; Mandatory Exchange; Redemption and Cancellation.
      The date of this Warrant is                     , 2005 (the “Warrant Date”). This Warrant, in all events, shall be wholly void and of no effect at and after the first to occur of (i) 5:00 pm, Eastern Time, on the Expiration Date; (ii) the Common Share Issuance Date; and (iii) the time immediately following the consummation of an Extraordinary Transaction of any type described in clauses (ii), (iii) or (iv) of Section 10 hereof so long as notice to the holder of such Extraordinary Transaction was properly given in accordance with Section 9 hereof (or waived by such holder) (as applicable, the “Termination Time”). At the Termination Time, or as soon as practicable thereafter, the holder of this Warrant shall surrender to the Company for cancellation this Warrant. Failure to deliver this Warrant shall not affect its automatic cancellation.

4.	Covenants as to Common Stock.
      The Company hereby covenants and agrees as follows:
      (a) Issuance of Warrants and Warrant Shares. This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will, upon issuance, be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment hereof or Cashless Exercise in accordance with the terms hereof, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.
      (b) Certain Actions. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation and available for the purpose of issue upon such exercise.
      (c) Obligations Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company in one or a series of transactions by merger, consolidation or acquisition of all or substantially all of the Company’s assets or other similar transactions.
      (d) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will take all actions reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on exercise.

5.	Taxes.
      The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

6.	Warrant Holder not Deemed a Stockholder.
      Except as otherwise specifically provided herein, prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company with respect to the Warrant Shares, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (except only as to the Warrant Shares upon exercise of this Warrant in the holder’s discretion) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.	Compliance with Securities Laws.
      (a) The initial holder of this Warrant and each subsequent holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act, by the acceptance hereof, represents and warrants that (i) it is acquiring this Warrant and (ii) upon exercise of this Warrant will acquire the Warrant Shares then issuable upon exercise thereof, in each case for its own account, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Each holder of this Warrant which acquires this Warrant in any transfer other than a transfer pursuant to an effective registration statement under the Securities Act further represents, by acceptance hereof, that, as of the date of such acceptance, such holder is either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Warrants or Warrant Shares.
      (b) Any certificate evidencing the Warrant Shares issued upon exercise hereof (and all securities issued in exchange therefor or in substitution thereof) shall, until the registration of the Warrant Shares under the Securities Act or the expiration of the holding period applicable to sales of the Warrant Shares under Rule 144(k) under the Securities Act (or any successor provision), bear a legend in substantially the following form:
      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.
      The legend set forth above shall be removed and the Company hereby agrees to issue a certificate for the Warrant Shares without such legend to the holder thereof, (i) if such Warrant Shares are registered for resale under the Securities Act, (ii) if such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the such Warrant Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable period under Rule 144(k) of the Securities Act (or any successor rule).

8.	Ownership and Transfer.
      (a) The Company shall maintain or cause to be maintained a register for this Warrant (the “Warrant Register”), containing the record name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the Warrant Register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant. The Company may appoint an agent for the purpose of maintaining the Warrant Register, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent. In the event the Company so appoints such an agent, the Company shall send written notice to the holder of this Warrant of such appointment, the name of the agent and the address of the office at which the Warrant Register will be maintained.
      (b) This Warrant and all rights hereunder shall be assignable and transferable by the holder (x) at any time prior to the Warrant Trigger Date, only to a transferee of such holder’s rights and obligations to acquire Common Shares pursuant to the Securities Purchase Agreement and only with respect to that number of Warrant Shares equal to the percentage of the transferring holder’s right to acquire Common Shares pursuant to the Securities Purchase Agreement transferred to the transferee multiplied by the aggregate number of Warrant Shares issuable upon exercise of this Warrant, and (y) at any time after the Warrant Trigger Date, to any transferee, in either case, without the consent of the Company upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B attached hereto) at the principal corporate office of the Company (or such office or agency of the Company as the Company may designate in writing to the holder hereof) if: (i) such holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; and (iii) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. By accepting the transfer or assignment of all or any portion of this Warrant, the transferee agrees to be bound by all of the provisions of this Warrant.

9.	Adjustment of Exercise Price and Number of Shares Issuable.
      The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.
      (a) In case the Company shall after October 6, 2005 (the “Reference Date”) pay a dividend in shares of Common Stock, or make a distribution of shares of Common Stock, to all holders of the outstanding Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of the stockholders of record entitled to receive such dividend or distribution, whether such date is fixed by the Company’s Board of Directors or by statute, contract or otherwise (the “Record Date”), and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Exercise Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 9(a) of this Warrant is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.
      (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock after the Reference Date, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of

Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.
      (c) No adjustment in the Exercise Price shall be required under this Section 9 unless the aggregate of all such adjustments would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value of the Common Stock.
      (d) In case: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to this Section 9; or (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or (iii) of any Extraordinary Transaction; or (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company: the Company shall mail or cause to be mailed to the holder at such address appearing in the Warrant Register a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights are to be determined, which notice shall be so mailed as promptly as possible but in any event at least five (5) days prior to such record date, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event, which notice shall be mailed as promptly as possible but in any event at least ten (10) days prior to the date the applicable event becomes effective. In addition, whenever the Exercise Price is adjusted as provided in this Section 9, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at the holder’s last address in the Warrant Register within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.
      (e) In any case in which this Section 9 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractions of shares of Common Stock pursuant to Section 2(b) of this Warrant.
      (f) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.
      (g) Upon each adjustment of the Exercise Price pursuant to this Section 9, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 9(g) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 9 (or would be made but for Section 9(c) of this Warrant).

10.	Extraordinary Transaction Defined.
      The occurrence of any of the following events is referred to herein as an “Extraordinary Transaction”: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, including a reverse stock split), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock.

11.	Lost, Stolen, Mutilated or Destroyed Warrants.
      If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), cause the Warrant Agent to issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In every case, the applicant for a replacement Warrant shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant’s Warrant and of the ownership thereof.

12.	Notice.
      All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:
      If to the Company:

La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, CA 92121
Attention: Chief Executive Officer
Fax: (858) 626-2851
      With a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, CA 92614
Attention: Mark W. Shurtleff, Esq.
Fax: (949) 451-4220
or at such other address as may have been furnished in writing by the Company to the holder.

      If to the Transfer Agent:

American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
Fax: (718) 921-8124
      If to the holder, at its address set forth on Schedule A to the Securities Purchase Agreement, or at such other address as shall be delivered to the Company upon the issuance or transfer of this Warrant, or at such other address as may have been furnished in writing by such party to the Company, in each case with a copy to its legal counsel set forth on such Schedule A or otherwise furnished to the Company, if any.
      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for which it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section.

13.	Amendments.
      This Warrant and any term hereof may be amended, changed or waived only by an instrument in writing signed by the Company and the holder of this Warrant; provided, that any term in either of Section 3 or Section 4 or both may be amended, changed or waived by an instrument in writing signed by the Company and holders of Contingent Warrants to purchase a majority of Warrant Shares represented by all Contingent Warrants; provided, that (x) any such amendment, change or waiver must apply to all Contingent Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Exercise Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the holder.

14.	Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.
      This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Warrant shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and THE COMPANY AND THE HOLDER HEREOF, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY (AND AGREE NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT. The Company and the holder hereof each hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum The Company and the holder hereof each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. By accepting this Warrant from the Company or its previous holder, the holder agrees to be bound by the terms of this Section 14.

15.	Descriptive Headings.
      The headings of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date hereof.

La Jolla Pharmaceutical Company

By:

Name:

Title:

EXHIBIT A [TO FORM OF CONTINGENT WARRANT]
EXERCISE NOTICE
(To be executed by the Holder of Warrant if such Holder desires to exercise Warrant)
      The undersigned holder hereby exercises the right to purchase [                    ] shares of Common Stock (“Warrant Shares”) of La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
      1. Form of Exercise. The holder intends that payment of the Exercise Price shall be made (Select one and complete):

☐	“Cash Exercise” with respect to [ ] Warrant Shares; and/or

☐	“Cashless Exercise” with respect to [ ] Warrant Shares (to the extent permitted by the terms of the Warrant).
      2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of [$          ] the Company in accordance with the terms of the Warrant.
      3. Delivery of Warrant Shares. The holder of this Warrant has sold or will sell the shares of Common Stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.
      4. Private Placement Representations. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 7 of the Warrant.
      5. The undersigned requests that certificates for such shares be issued in the name of:

(Please print name, address and social security or federal employer identification number (if applicable)

     6. Replacement Warrant. If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

(Please print name, address and social security or federal employer identification number (if applicable)

Name of Holder (print):
(Signature):
(By:)
(Title:)
Tax ID No.
Dated:

ACKNOWLEDGMENT
      The Company hereby acknowledges this Exercise Notice and hereby directs [                    ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [                    ] 2005 from the Company and acknowledged and agreed to by [                    ].

La Jolla Pharmaceutical Company

By:

Name:

Title:

EXHIBIT B [TO FORM OF CONTINGENT WARRANT]
FORM OF ASSIGNMENT
      FOR VALUE RECEIVED,                                         hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant to acquire La Jolla Pharmaceutical Company Common Stock (as defined in the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares of Common Stock issuable upon exercise of the Warrant:

Name and Address of Assignee	Federal Tax Identification Number	Number of Warrant Shares

      If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.
      In connection with any transfer of the Warrant prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that the Warrant is being transferred:

☐	Inside the United States to a Qualified Institutional Purchaser pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Inside the United States to an Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

Name of Holder (print):
(Signature):
(By:)
(Title:)
Dated:

ANNEX E
REGISTRATION RIGHTS AGREEMENT
      REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 6, 2005, by and among La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), and the undersigned Purchasers (individually a “Purchaser” and collectively the “Purchasers”).
PRELIMINARY STATEMENT
      A.     In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Purchasers (i) shares (the “Common Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and (ii) “Contingent Warrants” and “Closing Warrants” (each as defined in the Securities Purchase Agreement) to purchase shares of Common Stock (the “Warrants” and, as exercised, the “Warrant Shares”).
      B.     To induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.
      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1.	Definitions.
      As used in this Agreement, the following terms shall have the following meanings:
      (a) “Delay Payment Rate” means (i) during the first two weeks of a Damages Accrual Period, an amount per week (or portion thereof) per share of Common Stock equal to 0.5% of the Per Share Purchase Price (as defined in the Securities Purchase Agreement) of such share, (ii) during the next two weeks of a Damages Accrual Period, an amount per week (or portion thereof) per share of Common Stock equal to 1% of the Per Share Purchase Price of such share, and (iii) during the remainder of a Damages Accrual Period, an amount per week (or portion thereof) per share of Common Stock equal to 2% of the Per Share Purchase Price of such share.
      (b) “Investor” means a Purchaser and any transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.
      (c) “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.
      (d) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).
      (e) “Registrable Securities” means (i) the Common Shares issued or issuable pursuant to the terms of the Securities Purchase Agreement, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) any shares of capital stock issued or issuable with respect to the Common Shares and the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the issuance of the Common Shares or exercise of the Warrants and (iv) any securities of the Company issued upon the reclassification of any of the foregoing.
      (f) “Registration Delay” means the occurrence of any of (i) a Registration Statement covering all the Registrable Securities (other than, if the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, any Warrant Shares for which the Share Authorization Approval is required prior to their issuance) is not filed with the SEC on or before the Filing Deadline or is not declared effective by the SEC on or before the Effectiveness Deadline, (ii) if the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, a Registration Statement covering all the Warrant Shares for which the Share Authorization Approval is required prior to their issuance is not filed with the SEC on or before the Warrant Share Filing Deadline or is not declared effective by the SEC on or before the Warrant Share Effectiveness Deadline, (iii) a Registration Statement in connection with a Demand Registration covering all of the Registrable Securities required to be covered thereby is not filed with the SEC on or before the deadline described in the last sentence of Section 2(b) or is not declared effective by the SEC on or before the deadline described in the last sentence of Section 2(b), (iv) on any day during the Registration Period (other than during an Allowable Grace Period, as defined in Section 3(g)), any Registrable Security required to be included in such Registration Statement cannot be sold pursuant to such Registration Statement as a matter of law or because the Company has failed to perform its obligations under this Agreement within the applicable time period required for such performance (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock), or (v) a Grace Period (as defined in Section 3(g)) exceeds the length of an Allowable Grace Period.
      (g) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.
      (h) “Warrant Trigger Date” means the date at which the Contingent Warrants become exercisable in accordance with the terms thereof.

2.	Registration.
      (a) Mandatory Registration.
      (i) The Company shall prepare, and, as soon as practicable, but in no event later than forty-five (45) days after the earlier of (A) the Closing Date (as defined in the Securities Purchase Agreement) or (B) the Warrant Trigger Date (the earlier of such dates, the “Filing Deadline”), file with the SEC a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities (other than, if the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, any Warrant Shares for which the Share Authorization Approval is required prior to their issuance). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(f). The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than the earlier of (a) the fifth business day after the SEC advises the Company that either (A) it will not review such Registration Statement or (B) it has no further comments with respect to such Registration Statement, and (b) one hundred thirty five (135) days after the Closing Date (the earlier of such dates, the “Effectiveness Deadline”).
      (ii) If the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, the Company shall prepare, and, as soon as practicable, but in no event later than the later of (A) the Filing Deadline and (B) fifteen days (15) days after the date on which the Share Authorization Approval is obtained (the “Warrant Share Filing Deadline”), file with the SEC a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of all of the Warrant Shares for which the Share Authorization Approval is required prior to their issuance. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(f). If the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, the Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than the earlier of (a) the fifth business day after the SEC advises the Company that either (A) it will not review such Registration Statement or (B) it has no further comments with respect to such Registration Statement, and (b) ninety (90) days after the date on which the Share Authorization Approval is obtained (the earlier of such dates, the “Warrant Share Effectiveness Deadline”).
      (b) Demand Registrations. If for any reason prior to the expiration of the Registration Period (as hereinafter defined), a Registration Statement required to be filed pursuant to Section 2(a) ceases to be effective or fails to cover all of the Registrable Securities required to be covered by such Registration Statement, any Investors may on subsequently demand registration pursuant to the terms of and within the time frames set forth in Section 2(a) by providing written demand registration notice to the Company (a “Demand Registration”). The Filing Deadline and Effectiveness Deadline with respect to any Demand Registration will be those dates which are forty-five (45) days and one hundred thirty five (135) days after the date that the Demand Registration notice is delivered to the Company.
      (c) Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined), the number of shares of Common Stock available for sale under a Registration Statement is insufficient to cover all of the Registrable Securities and the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than on Form S-4, Form S-8 or Form S-1 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or to equity securities issuable in connection with stock option or other employee benefit plans approved by the board of directors of the Company) the Company shall promptly send to each Investor written notice of the Company’s intention to file a Registration Statement and of such Investor’s rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in this Section 2(c) below. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a). The obligations of the Company under this Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If a registration pursuant to this Section 2(c) is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account and (2) second, up to the full number of securities proposed to be registered for the account of the Investors entitled to registration under this Section 2(c), pro rata among such Investors on the basis of the number of Registrable Securities that each of them requested to be included in such registration.
      (d) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of

Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.
      (e) Legal Counsel. Subject to Section 5 of this Agreement, the Investors holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review and comment upon any registration pursuant to this Agreement (“Legal Counsel”), which shall be Baker & McKenzie LLP or such other counsel as is thereafter designated by the holders of a majority of Registrable Securities and of which the Company and its counsel have been given prior notice. The Legal Counsel shall not represent any Investor that sends such counsel written notice that such Investor does not wish such counsel to represent it in connection with the matters discussed in this Section 2(e). The Investors, other than any Investor that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Investors by the Legal Counsel in connection with the subject matter of this Agreement. These provisions will not prohibit any other counsel to an Investor from reviewing and commenting on any registration filed pursuant to this Agreement at no cost to the Company. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.
      (f) Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
      (g) Failure to File, Obtain and Maintain Effectiveness of Registration Statement. If a Registration Delay occurs the Company shall pay to each holder of Registrable Securities (the “Registration Delay Payments”), as liquidated damages and not as a penalty, and calculated for each share of Common Stock for which a Registration Statement is required to be filed pursuant to the terms of Section 2(a) then outstanding that is a Registrable Security and not covered for resale at such time pursuant to the terms of a Registration Statement, an accruing amount per each such share equal to the Delay Payment Rate for each week (or portion thereof) during the Damages Accrual Period; provided that such Registration Delay Payments shall be paid only to the Investors that have complied with their obligations under Section 4 of this Agreement with respect thereto. The Registration Delay Payments shall accrue from the first day of the applicable Registration Delay through the date it is cured (the “Damages Accrual Period”), and shall be payable in cash to the record holders of the Registrable Securities entitled thereto on the last business day of each calendar month. The parties agree that the sole monetary damages payable for a violation of the terms of Section 2(a) shall be such liquidated damages (unless such liquidated damages are disallowed, reduced or not permitted by applicable law). Nothing shall preclude any Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement in accordance with applicable law. The parties hereto agree that the liquidated damages provided for in this Section 2(g) constitute a reasonable estimate of the damages that may be incurred by holders of Registrable Securities by reason of the failure of the Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

3.	Related Obligations.
      At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of distribution thereof and, pursuant thereto, the Company shall have the following obligations:
      (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline or Warrant Share Filing Deadline, as applicable) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline or Warrant Share Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement either pursuant to the Registration Statement or in one or more transactions in which the acquirer obtained unlegended certificates representing the Registrable Securities so purchased (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any prospectus only, in light of the circumstances under which they were made) not misleading.
      (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of distribution by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.
      (c) The Company shall (a) permit Legal Counsel and any legal counsel for a particular Investor to review and comment upon those sections of (i) the Registration Statement which are applicable to the Investors at least five (5) business days prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements which are applicable to the Investors (except for Proxy Statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to the their filing with the SEC and (b) not file any document in a form to which Legal Counsel or such legal counsel reasonably objects. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, provided the Legal Counsel shall keep such correspondence confidential and shall not provide copies thereof to any Investor without the Investor’s express prior written consent, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel and such other legal counsel in performing the Company’s obligations pursuant to this Section 3.
      (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. From and after December 1, 2005, the Company shall comply with the requirements of Rule 153 and 172 with respect to the filing of a final prospectus with the SEC.
      (e) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under all other securities or “blue sky” laws of such jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change in the Company’s Certificate of Incorporation or by-laws that the Company’s board of directors determines in good faith to be contrary to the best interests of the Company and its shareholders, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
      (f) As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.
      (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
      (h) At the reasonable request of any Investor and at such Investor’s expense, the Company shall use its best efforts to furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration

Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.
      (i) The Company shall, upon reasonable notice and during normal business hours, make available for inspection by (i) any Investor, (ii) Legal Counsel and any other legal counsel representing an Investor and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), which are requested for any purpose reasonably related to the Investors’ rights and/or the Company’s obligations under this Agreement, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector which is not a party hereto shall agree in writing prior to obtaining access to any Records, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor similarly bound by the terms hereof) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Neither the Company nor any Inspector of a particular Investor shall provide any confidential information to any other Investor unless such Investor is first informed of the confidential nature of such information and given a reasonable opportunity to determine whether to accept disclosure of such confidential information. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements with the Company with respect thereto, substantially in the form of this Section 3(i). Each Investor receiving the Records agrees that it shall, if permitted by applicable law, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company prior to making any such disclosure and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Each Investor undertaking an inspection pursuant to this Section 3(i) shall, and shall instruct its other Inspectors to, use commercially reasonable efforts to perform any such inspection in a manner designed to not materially disrupt the business activities of the Company.
      (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, if permitted by applicable law, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor prior to making any such disclosure and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
      (k) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on The NASDAQ Stock Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).
      (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.
      (m) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.
      (n) If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment, as necessary, such information as an Investor requests to be included therein relating to the Investor and the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.
      (o) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities within the United States.
      (p) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.
      (q) Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.
      (r) Notwithstanding anything to the contrary in this Section 3, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Periods shall exceed thirty (30) consecutive days and during any consecutive three hundred sixty-five (365) day period, such Grace Periods shall not exceed an aggregate of sixty (60) days (an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

4.	Obligations of the Investors.
      (a) At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, in each case within ten (10) days of being notified by the Company of its necessity.
      (b) Each Investor by such Investor’s acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
      (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.
      (d) As promptly as practicable after becoming aware of such event, each Investor shall notify the Company in writing of the happening of any event as a result of which the information provided in writing by such Investor to the Company expressly for use in the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no separate written notification shall be required for any event disclosed by such Investor in a timely filing with the SEC relating to the Company’s securities.

5.	Expenses of Registration.
      All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, transfer agent fees and fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions, shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable and documented fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement. The Company shall pay all of the Investors’ reasonable costs (including fees and disbursements of Legal Counsel) incurred in connection with the successful enforcement of the Investors’ rights under this Agreement. Notwithstanding the foregoing, each seller of Registrable Securities shall pay all fees and disbursements of all counsel (other than the Legal Counsel) retained by such seller and all selling expenses, including, without limitation, all underwriting discounts, selling commissions, transfer taxes and other similar expenses, to the extent required by applicable law.

6.	Indemnification.
      In the event any Registrable Securities are included in a Registration Statement under this Agreement:
      (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Investor Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation by the Company of the terms of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Investors and each such controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, (A) if such prospectus was timely made available by the Company pursuant to Section 3(d) and (B) from and after December 1, 2005, the Company had notified the Investor that such prospectus was required to be delivered by the Investor as a result of the Company’s failure to comply with the conditions of Rule 172(c) under the Securities Act; and (iii) shall not apply to amounts paid in settlement of any Claim, if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.
      (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each of the Company’s agents or representatives, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Company Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Company Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.
      (c) Promptly after receipt by an Investor Indemnified Person or Company Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Investor Indemnified Person or Company Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Investor Indemnified Person or the Company Indemnified Party, as the case may be; provided, however, that an Investor Indemnified Person or Company Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Investor Indemnified Person or Company Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnified Person or Company Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicting interests between such Investor Indemnified Person or Company Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Investor Indemnified Person, legal counsel referred to in the immediately preceding sentence (the “Investor Legal Counsel”) shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Investor Legal Counsel shall not represent any Investor Indemnified Person that sends such counsel written notice that such Investor Indemnified Person does not wish such counsel to represent it in connection with the matters discussed in this Section. The Investor Indemnified Persons, other than any Investor Indemnified Person that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Investor Indemnified Persons by the Investor Legal Counsel in connection with the subject matter of the Claim. The Company Indemnified Party or Investor Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Indemnified Party or Investor Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Company Indemnified Party or Investor Indemnified Person apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the Company Indemnified Party or Investor Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Indemnified Party or Investor Indemnified Person of a release from all liability in respect of such claim or litigation, (ii) requires any admission of wrongdoing by the Company Indemnified Party or Investor Indemnified Party or (iii) obligates or requires a Company Indemnified Party or Investor Indemnified Party to take, or refrain from taking, any action. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Indemnified Party or Investor Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Investor Indemnified Person or Company Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

      (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
      (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Company Indemnified Party or Investor Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.
      If for any reason the indemnification provided for in Section 6 hereof is unavailable to a Company Indemnified Party or an Investor Indemnified Party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Company Indemnified Party or the Investor Indemnified Party, as applicable, as a result of Claims in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8.	Reports Under the Exchange Act.
      With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:
      (a) make and keep public information available, as those terms are understood and defined in Rule 144;
      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
      (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (ii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

9.	Assignment of Registration Rights.
      The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and Warrant. No transferee of registration rights under this Agreement shall be entitled to include any Registrable Securities on a Registration Statement unless it previously has provided the Company the written notice referred to in clause (ii) of the preceding sentence.

10.	Amendment of Registration Rights.
      Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

11.	Miscellaneous.
      (a) For the purposes of determining the rights of the Parties hereto, including the right to approve matters pursuant to the terms hereof, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or holds Warrants exercisable for such Registrable Securities. When the number of Registrable Securities shall be determined, the number shall be deemed to include not only outstanding Common Shares but also any Common Shares issuable pursuant to the terms of the Securities Purchase Agreement and Warrant Shares issued upon the exercise of the Warrants. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.
      (b) All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (iii) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:

If to the Company:

La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, CA 92121
Attention: Chief Executive Officer
Fax: (858) 626-2851
or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to:

Gibson, Dunn & Crutcher LLP
4 Park Plaza
Irvine, CA 92614
Attention: Mark W. Shurtleff
Fax: (949) 451-4220
      If to a Purchaser, at its address set forth on the Schedule A, or at such other address as may have been furnished in writing by such party to the Company, with a copy to its legal counsel set forth on Schedule A, if any.

If to Legal Counsel:

Baker & McKenzie LLP
130 East Randolph Drive
Chicago, Illinois 60601
Attention: Bruce Zivian, Esq.
Fax: (312) 698-2469
      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.
      (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
      (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY (AND AGREES NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
      (e) This Agreement, the Securities Purchase Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
      (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
      (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
      (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
      (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
      (j) All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable

Securities, determined as if all of the Common Shares issuable pursuant to the Purchase Agreement had been issued and the Warrants then outstanding and exercisable have been converted into or exercised for Registrable Securities without regard to any limitation on the issuance of the Common Shares or exercise of the Warrants.
      (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
      (l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first set forth above.

The Company:	La Jolla Pharmaceutical Company
a Delaware corporation

By: /s/ Steven B. Engle

Name: Steven B. Engle
Title: Chairman and CEO

Purchasers:	Essex Woodlands Health Ventures Fund VI, LP

By: Essex Woodlands Health Ventures VI, L.P.
Its: General Partner

By: Essex Woodlands Health Ventures VI, L.L.C.
Its: General Partner

By: /s/ Martin P. Sutter Martin P. Sutter, Managing Director

Domain Public Equity Partners, L.P.

By:	Domain Public Equity Associates, L.L.C.,

its General Partner

By:	/s/ Lisa A. Kraeutler

Lisa A. Kraeutler, Attorney-in-Fact

/s/ Alejandro Gonzalez Cimadevilla

Alejandro Gonzalez Cimadevilla

Special Situations Fund III, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Special Situations Cayman Fund, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Special Situations Private Equity Fund, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Special Situations Life Sciences Fund, L.P.

By:	/s/ Austin W. Marxe

Austin W. Marxe, its General Partner

Sutter Hill Ventures,
a California limited partnership

By:	/s/ William H. Younger, Jr.

William H. Younger Jr.
Managing Director of the General Partner

ANVEST, L.P.

By:	/s/ David Anderson

David Anderson, General Partner

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of the Baker Revocable Trust U/ A/ D 2/3/03

By:	/s/ G. Leonard Baker, Jr. By David E. Sweet

Under Power of Attorney

G. Leonard Baker, Jr., Trustee

William H. Younger, Jr. and Lauren L. Younger, Co-Trustees of the Younger Living Trust U/ A/ D 1/20/95

By:	/s/ William H. Younger, Jr.

William H. Younger, Jr., Trustee

Tench Coxe and Simone Otus Coxe, Co-Trustees of the Coxe Revocable Trust U/ A/ D 4/23/98

By:	/s/ Tench Coxe By David E. Sweet

Under Power of Attorney

Tench Coxe, Trustee

/s/ James C. Gaither By David E. Sweet
Under Power of Attorney

James C. Gaither

Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00

By:	/s/ Jeffrey W. Bird

Jeffrey W. Bird, Trustee

Saunders Holdings, L.P.

By:	/s/ G. Leonard Baker, Jr.

By David E. Sweet Under Power of Attorney

G. Leonard Baker, Jr., General Partner

Robert Yin and Lily Yin as Trustees of Yin Family Trust Dated March 1, 1997

By:	/s/ Robert Yin

Robert Yin, Trustee

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Sherryl W. Hossack

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO David L. Anderson

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO William H. Younger

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Tenche Coxe

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO David E. Sweet

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO David E. Sweet (Rollover)

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Lynne M. Brown

/s/ Vicki M. Bandel

Wells Fargo Bank, N.A. FBO
SHV Profit Sharing Plan FBO Patricia Tom (Post)

/s/ Vicki M. Bandel

SCHEDULE OF PURCHASERS

	Investor Address	Investor’s Representatives’ Address
Investor Name	and Facsimile Number	and Facsimile Number

Essex Woodlands Health Ventures Fund VI, L.P.	10001 Woodloch Forest Drive Waterway Plaza Two, Suite 175 The Woodlands, TX 77380 Attn: Martin P. Sutter Fax: (281) 364-9755	Baker & McKenzie LLP 130 E. Randolph Drive Chicago, IL 60601 Attn: Bruce Zivian, Esq. Fax: (312) 698-2469
Frazier Healthcare V, LP	601 Union Street, Suite 3200 Seattle, WA 98101 Attn: James Topper Fax: (206) 621-1848
Alejandro Gonzalez Cimadevilla	Ruben Dario #223 5-A Chapultepec Morales Mexico D.F. ZIP 11570 Fax: (5255) 52818008
Domain Public Equity Partners, L.P.	One Palmer Square, Suite 515 Princeton, NJ 08542 Attn: Nicole Vitullo Fax: (609) 683-4581
Special Situations Fund III, L.P.	153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383
Special Situations Cayman Fund, L.P.	153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383
Special Situations Private Equity Fund, L.P.	153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383
Special Situations Life Sciences Fund, L.P.	153 E. 53rd Street, 55th Floor New York, NY 10022 Attn: Marianne Hicks Fax: 212-207-6515	Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 Attn: John D. Hogoboom, Esq. Fax: (973) 597-2383
Sutter Hill Ventures	755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax: 650-493-5600
Anvest, L.P.	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600

	Investor Address	Investor’s Representatives’ Address
Investor Name	and Facsimile Number	and Facsimile Number

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600
Saunders Holdings, L.P.	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600
William H. Younger, Jr. and Lauren L. Younger, Co-Trustees of The Younger Living Trust U/ A/ D 1/20/95	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600
Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/ A/ D 4/23/98	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600
James C. Gaither	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600
Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600
Robert Yin and Lily Yin as Trustees of Yin Family Trust Dated March 1, 1997	c/o Sutter Hill Ventures 755 Page Mill Road Suite A-200 Palo Alto, CA 94304 Attn: Robert Yin Fax (650) 493-5600
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Hossack	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362

	Investor Address	Investor’s Representatives’ Address
Investor Name	and Facsimile Number	and Facsimile Number

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	Attention: Vicki Bandel 420 Montgomery Street, 2nd Fl. San Francisco, CA 94101 Fax: 415-956-9362

ANNEX F
RETENTION AGREEMENTS
October 6, 2005
Bruce K. Bennett
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Bruce,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $52,462.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 69,949 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 139,898 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2 or Incentive Election #3, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the

Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.
      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2 or Incentive Election #3, you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.

      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2 and Incentive Election #3, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent(50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.

      Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10.     Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11.     No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12.     Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.

      (e) Counterparts.     This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven B. Engle

Steven B. Engle
Chief Executive Officer
I hereby agree to and accept the terms of this Agreement as of the date first set forth above.
/s/ Bruce K. Bennett
____________________________________________________________
Signature
Bruce K. Bennett
____________________________________________________________
Print Name

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October      , 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that If I have chosen Incentive Election #2 or Incentive Election #3 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

October 6, 2005
Josefina T. Elchico
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Jessie,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $50,500.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 67,333 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 134,667 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2 or Incentive Election #3, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.

      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2 or Incentive Election #3, you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.
      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2 and Incentive Election #3, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent(50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10.     Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11.     No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12.     Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.

      (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven B. Engle

Steven B. Engle
Chief Executive Officer
I hereby agree to and accept the terms of this Agreement as of the date first set forth above.

/s/ Josefina T. Elchico

Signature

Josefina T. Elchico

Print Name

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October      , 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that If I have chosen Incentive Election #2 or Incentive Election #3 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

October 6, 2005
Steven B. Engle
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Steve,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $109,200.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 145,600 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 291,200 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(d) Incentive Election #4. If you elect Incentive Election #4, you will receive $54,600.00 in cash within two business days after the Closing. In addition, you will receive 72,800 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to $109,200.00 (the “Second Cash Payment”).
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2, Incentive Election #3, or Incentive Election #4, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the

Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.
      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2, Incentive Election #3 or Incentive Election #4 you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.
      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2, Incentive Election #3, and Incentive Election #4, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent (50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or

(B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10.     Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11.     No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12.     Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.

      (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven M. Martin

Steven M. Martin
Director
      I hereby agree to and accept the terms of this Agreement as of the date first set forth above.
/s/ Steven B. Engle

Steven B. Engle

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October 6, 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3

Incentive Election #4
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that if I have chosen Incentive Election #2, Incentive Election #3, or Incentive Election #4 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

October 6, 2005
Paul C. Jenn
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Paul,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $49,241.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 65,654 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 131,308 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2 or Incentive Election #3, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.

      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2 or Incentive Election #3, you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.
      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2 and Incentive Election #3, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent (50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10.     Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11.     No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12.     Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.
      (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven B. Engle

Steven B. Engle
Chief Executive Officer
I hereby agree to and accept the terms of this Agreement as of the date first set forth above.
/s/ Paul C. Jenn
____________________________________________________________
Signature
Paul C. Jenn
____________________________________________________________
Print Name

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October      , 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that If I have chosen Incentive Election #2 or Incentive Election #3 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

October 6, 2005
Matthew D. Linnik
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Matt,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $76,371.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 101,827 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 203,655 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2 or Incentive Election #3, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.

      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2 or Incentive Election #3, you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.
      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2 and Incentive Election #3, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent (50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10. Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11. No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12. Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.
      (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven B. Engle

Steven B. Engle
Chief Executive Officer
I hereby agree to and accept the terms of this Agreement as of the date first set forth above.

/s/ Matthew D. Linnik
Signature

Matthew D. Linnik

Print Name

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October      , 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that If I have chosen Incentive Election #2 or Incentive Election #3 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

October 6, 2005
Theodora Reilly
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Teddi,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $46,469.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 61,958 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 123,916 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2 or Incentive Election #3, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.

      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2 or Incentive Election #3, you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.
      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2 and Incentive Election #3, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent(50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10.     Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11.     No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12.     Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.
      (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven B. Engle

Steven B. Engle
Chief Executive Officer
I hereby agree to and accept the terms of this Agreement as of the date first set forth above.

/s/ Theodora Reilly
Signature

Theodora Reilly

Print Name

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October      , 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that If I have chosen Incentive Election #2 or Incentive Election #3 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

October 6, 2005
Gail A. Sloan
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Gail,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $44,256.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 59,008 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 118,015 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2 or Incentive Election #3, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.

      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2 or Incentive Election #3, you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.
      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2 and Incentive Election #3, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent (50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10.     Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11.     No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12.     Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.
      (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven B. Engle

Steven B. Engle
Chief Executive Officer
I hereby agree to and accept the terms of this Agreement as of the date first set forth above.

/s/ Gail A. Sloan
Signature

Gail A. Sloan

Print Name

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October      , 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that If I have chosen Incentive Election #2 or Incentive Election #3 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

October 6, 2005
Andrew Wiseman
La Jolla Pharmaceutical Company
6455 Nancy Ridge Drive
San Diego, California 92121
Dear Andrew,
      In order to continue to retain your services and to incentivize you to continue as an employee, subject to the terms of this letter agreement (this “Agreement”), La Jolla Pharmaceutical Company (the “Company”) hereby offers to pay to you a success bonus, the payment of which is conditioned upon the Company’s achievement of the strategic objectives identified herein.
      1.     Strategic Objectives. As part of this Agreement, you agree to continue to make a valuable contribution to the Company and to assist the Company with the assessment and implementation of the strategic alternatives the Company may choose to pursue and to continue to contribute to the development of Riquent® and the Company’s other drug development efforts. You also agree to continue to work towards closing the transactions contemplated by that certain Securities Purchase Agreement, dated of even date herewith (the “Purchase Agreement”).
      2.     Incentive Elections. On or prior to October 19, 2005 (the “Election Deadline”), you agree to elect which Incentive Election (defined below) will be awarded to you following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) by delivering to the Vice President of Finance an executed election notice in substantially the form of Exhibit A attached hereto (the “Election Notice”). “Incentive Election” means, collectively, the following:

(a) Incentive Election #1. If you elect Incentive Election #1, you will receive $43,388.00 (the “Closing Cash Amount”) in cash within two days after the Closing. On the 180th day after the Closing, subject to Section 7, you will receive an additional incentive payment in cash equal to the Closing Cash Amount (the “Second Cash Payment”).

(b) Incentive Election #2. If you elect Incentive Election #2, you will receive an amount equal to the Closing Cash Amount within two business days after the Closing. In addition, you will receive 57,851 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (the “Plan”). The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.

(c) Incentive Election #3. If you elect Incentive Election #3, you will receive 115,701 shares of restricted stock under the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan. The shares will be issued as soon as practicable after the Closing and, subject to Section 8, the Company’s repurchase right with respect to such shares will lapse with respect to all of the shares on the one year anniversary of the Closing.
      3.     Gross-Up.
      (a) In the event that you elect Incentive Election #2 or Incentive Election #3, the Company will pay you an additional amount in cash (the “Gross-Up Amount”). Subject to the Section 3(b), the Gross-Up Amount will be (i) equal to the amount of taxes that would be payable by you with respect to your receipt of shares of restricted stock as if you had made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) calculated using the maximum federal and state tax rates, and (iii) based on the fair market value of the shares on the date of grant. Although the calculation of the Gross-Up Amount assumes that you will make an election under Section 83(b) of the Code, nothing herein shall require you to make an election under Section 83(b) of the Code, and, for the sake of clarity, even if you make no such election, the Company will pay you the Gross-Up Amount within five business days of the date of the grant of shares of restricted stock.

      (b) Notwithstanding Section 3(a) to the contrary, your Gross-Up Amount may be reduced if the payment of the Gross-Up Amount to you plus the amount of the cash bonuses paid or to be paid by the Company pursuant to all of the other Retention Agreements entered into by the Company with other employees of the Company as of the date hereof (the “Other Retention Agreements”) plus the amount of any other gross-up amounts paid by the Company pursuant to the Other Retention Agreements exceeds $1,013,770 in the aggregate (the “Maximum Retention Payout Amount”). In the event that the Maximum Retention Payout Amount would be exceeded, your Gross-Up Amount, and each other gross-up amount payable to other employees pursuant to the Other Retention Agreements, will be reduced by the percentage (which percentage shall be equal for all employees) that would cause the sum of the total gross-up payments (including your Gross-Up Payment) made by the Company pursuant to the Other Retention Agreements plus the total cash bonuses paid or to be paid by the Company pursuant to the Other Retention Agreements not to exceed the Maximum Retention Payout Amount.
      (c) You acknowledge and agree that you will owe taxes on the Gross-Up Amount and that the Company will not gross you up for such amount of taxes.
      4.     Default. If you do not deliver the Election Notice to the Vice President of Finance by the Election Deadline, then you will be deemed to have chosen Incentive Election #1 (the “Default Election”) and you will receive an amount equal to the Closing Cash Payment within two days after the Closing and, subject to Section 7, an additional incentive amount equal to the Closing Cash Payment on the 180th day after the Closing.
      5.     Company Obligations. The Company’s obligations hereunder to make payments in cash or to issue shares of restricted stock is subject to, and conditioned upon, the consummation of the transactions contemplated by the Purchase Agreement. If the Closing does not occur, the Company shall have no obligation to make any payments to you and shall not be required to issue any shares of stock to you.
      6.     Issuance of Shares.
      (a) The Company’s obligation to issue you shares of restricted stock is subject to: (a) the consummation of the transactions contemplated by the Purchase Agreement; (b) there being a sufficient number of shares available for issuance under the Plan and under the Certificate of Incorporation of the Company (the “Certificate”); (c) the Plan being amended to allow for the Company’s repurchase restrictions to lapse on the one year anniversary of the Closing; and (d) compliance with (and the amendment of, if necessary) the limitation on the number of shares issuable to any single person in a calendar year contained in the Plan.
      (b) In the event that there are not a sufficient number of shares authorized under the Plan or the Certificate to enable the Company to issue the shares on the Closing, then you agree that, instead of receiving shares under Incentive Election #2 or Incentive Election #3, you will be deemed to have made the Default Election and will receive the benefits set forth in Incentive Election #1.
      (c) The consideration given by you for shares issued to you pursuant to the terms of this Agreement will be deemed to be the services provided by you to the Company between the date hereof and the date upon which the shares are issued to you and shall, for purposes of the Delaware General Corporation Law, be deemed to be equal to at least $0.01 per share issued to you.
      7.     Acceleration of Cash Payments. With respect to Incentive Election #1, if you die, become Disabled, are terminated without Cause (as defined below), resign for Good Reason (as defined below), or there is a Change in Control prior to the payment of the Second Cash Payment, then the Second Cash Payment shall be paid by the Company to you (or your heirs) within five business days of such event. If you are terminated for Cause or voluntarily resign prior to the payment of the Second Cash Payment, then the Second Cash Payment will be immediately forfeited.
      8.     Acceleration of Lapse of Repurchase Right. With respect to Incentive Election #2 and Incentive Election #3, if you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control prior to the first anniversary of the Closing, then upon the occurrence of any of the foregoing events, the Company’s repurchase right shall immediately lapse. If your are terminated for Cause or voluntarily resign before the first anniversary of the Closing, then the Company may repurchase your shares for $0.01 per share within 90 days after the occurrence of such event.
      9.     Certain Definitions.
      (a) “Cause” means the occurrence of one or more of the following: (i) you are convicted of or plead guilty or nolo contendere to a felony or any crime involving moral turpitude, embezzlement, fraud or misappropriation; (ii) you breach this Agreement or any agreement entered into with the Company in a manner that materially and adversely affects the Company; (iii) you commit willful misconduct that materially and adversely impacts the Company; or (iv) you fail, after receipt of written notice and after receiving a period of at least fifteen (15) days following such notice, to follow a direction of the Board of Directors (provided that such direction is lawful).
      (b) “Good Reason” means the occurrence of any of the following: (i) a reduction of your current base salary; (ii) a material breach of the Company’s obligations under any agreement with you; (iii) the termination of, or a material reduction in, any employee benefit currently enjoyed by you (other than as part of an across-the-board reduction applying to all executive officers of the Company that has been approved by the Board of Directors); (iv) your removal from your current position(s); (v) a material diminution in your duties; (vi) the assignment to you of duties that materially impair your ability to perform the duties normally assigned to a similarly situated executive of a corporation of the size and nature of the Company; (vii) the receipt of a directive from the Board of Directors to commit an illegal act; (viii) you are required to be employed more than 50 miles from the Company’s current headquarters; (ix) you resign upon the request of the Board of Directors or a person acting upon authority or at the instruction of the Board of Directors.
      (c) “Change in Control” means the following and shall be deemed to occur if any of the following events occur (other than as a result of any transaction contemplated by the Securities Purchase Agreement): (i) except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the effective date of this Agreement, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than: (A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent (50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (x) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities or (y) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.
      (d) “Disabled” means that you become physically or mentally incapacitated or disabled or otherwise unable to fully discharge your responsibilities to the Company as determined by a physician agreed to by you and the Company. In the absence of agreement between you and the Company, each party shall nominate a qualified physician and the two physicians so nominated shall select a third physician who shall make the determination as to disability.
      10.     Continued Employment. In the event that, between the date hereof and the Closing, you voluntarily resign or are terminated for Cause, then the Company will not have any obligation under this Agreement to make any payments to you or to issue any shares of restricted stock to you. For the sake of clarity, if, between the date hereof and the Closing, you die, become Disabled, are terminated without Cause, resign for Good Reason, or there is a Change in Control (other than as a result of any transaction contemplated by the Securities Purchase Agreement), you (or your heirs) will be entitled to receive the payments and shares required to be issued to you hereunder, subject to the other terms and conditions set forth herein.
      11.     No Change in Terms of Employment. You will continue to be bound by the Company’s policies and this letter does not change your employment status with the Company. As with all employees at the Company, you or the Company may, subject to the terms of any contractual agreement you may have with the Company, terminate your employment at any time for any reason whatsoever, with or without cause or advance notice.
      12.     Miscellaneous.
      (a) Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each of the parties and their respective successors and assigns. Without limiting the foregoing, you acknowledge and agree that your prior agreement with the Company, dated April 19, 2005, as amended on August 9, 2005, is terminated and is no longer of any effect and that the Company has no further obligations thereunder.
      (b) Amendment. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto.
      (c) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of California.
      (d) Share Amounts. All share amounts in this Agreement shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split, stock dividend or other similar transaction with respect to Company common stock or any similar change in capitalization with respect to the Company that occurs during the term of this Agreement.
      (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Very truly yours,

La Jolla Pharmaceutical Company

By:	/s/ Steven B. Engle

Steven B. Engle
Chief Executive Officer
I hereby agree to and accept the terms of this Agreement as of the date first set forth above.

/s/ Andrew Wiseman
Signature

Andrew Wiseman

Print Name

EXHIBIT A
Form of Election Notice
      Pursuant to the terms of that certain letter agreement dated October      , 2005 (the “Letter Agreement”), I hereby elect (check one):

Incentive Election #1

Incentive Election #2

Incentive Election #3
      I acknowledge and agree that I have read and understand the terms of the Letter Agreement and that the Company has advised me to seek legal and tax advice prior to making my election. I understand that If I have chosen Incentive Election #2 or Incentive Election #3 and there are not a sufficient number of shares available under the Plan or the Certificate, then I will be deemed to have selected Incentive Election #1. I represent to the Company that I have had a sufficient opportunity to consult with my own legal and tax advisors regarding my election.
      IN WITNESS WHEREOF, the foregoing election is made and given to the Company as of the date written below.

Signature

Print Name

Date

ANNEX G
FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
LA JOLLA PHARMACEUTICAL COMPANY
      La Jolla Pharmaceutical Company (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the Corporation is: La Jolla Pharmaceutical Company.

2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article IV thereof and by substituting in lieu of said Article the following new Article:
ARTICLE IV
AUTHORIZED CAPITAL STOCK

The Corporation is authorized to issue two classes of stock designated “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that this Corporation is authorized to issue is Two Hundred Thirty Three Million (233,000,000), consisting of Two Hundred Twenty Five Million (225,000,000) shares of Common Stock, par value $0.01 per share, and Eight Million (8,000,000) shares of Preferred Stock, par value $0.01 per share.

The Board is hereby authorized to issue the shares of Preferred Stock in one or more series, to fix the number of shares of any such series of Preferred Stock, to determine the designation of any such series, and to fix the rights, preferences, and privileges and the qualifications, limitations or restrictions of the series of Preferred Stock to the full extent permitted under the Delaware General Corporation Law. The authority of the Board with respect to any series of Preferred Stock shall include, without limitation, the power to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions, if any), the redemption price or prices, and the liquidation preferences and the number of shares constituting any such additional series and the designation thereof, or any of them; and to increase or decrease the number of authorized shares of any series subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the authorized number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
Executed on this                      day of                               , 2005.

Name:
Title:

G-1

ANNEX H
LA JOLLA PHARMACEUTICAL COMPANY
2004 EQUITY INCENTIVE PLAN
(as proposed to be amended)
ARTICLE I
GENERAL PROVISIONS
1.01     Definitions.
      Terms used herein and not otherwise defined shall have the meanings set forth below:

(a) “Administrator” means the Board or a Committee that has been delegated the authority to administer the Plan.

(b) “Award” means an Incentive Award or a Nonemployee Director’s Option.

(c) “Award Document” means an award agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator’s discretion, a confirming memorandum issued by the Company to the Recipient.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means the following and shall be deemed to occur if any of the following events occur:

(i) Except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(ii) Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

(iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than:

(A) a merger or consolidation which would result in the persons holding the voting securities of the Company outstanding immediately prior thereto continuing to hold more than fifty percent (50%) of the combined voting power of the voting securities of the Company or its successor which are outstanding immediately after such merger or consolidation, or

(B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or

(iv) Approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred (1) if the “person” is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company’s then outstanding voting securities solely in connection with a public offering of the Company’s securities, or (2) if the “person” is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.

(f) “Code” means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

(g) “Committee” means the committee appointed by the Board to administer the Plan.

(h) “Common Stock” means the common stock of the Company, $0.01 par value.

(i) “Company” means La Jolla Pharmaceutical Company.

(j) “Dividend Equivalent” means a right granted by the Company under Section 2.07 to a holder of an Option, Stock Appreciation Right, or other Incentive Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period (as defined in Section 2.07) payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Option, Stock Appreciation Right, or other Incentive Award.

(k) “Eligible Person” means any director, Employee or consultant of the Company or any Related Corporation.

(l) “Employee” means an individual who is in the employ of the Company (or any Parent or Subsidiary) subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act or rule thereunder shall also refer to any successor provision to such section or rule.

(n) “Exercise Price” means the price at which the Holder may purchase shares of Common Stock underlying an Option.

(o) “Fair Market Value” of capital stock of the Company shall be determined with reference to the closing price of such stock on the day in question (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the principal market or trading system on which such stock is then traded; or, if no such closing prices are reported, the mean between the high bid and low ask prices that day on the principal market or national quotation system on which such shares are then quoted; provided, however, that when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as may be deemed appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the Code. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

(p) “Holder” means the Recipient of an Award or any permitted assignee holding the Award.

(q) “Incentive Award” means any Option (other than a Nonemployee Director’s Option), Restricted Stock, Stock Appreciation Right, Stock Payment, Performance Award or Dividend Equivalent granted or sold to an Eligible Person under this Plan.

(r) “Incentive Stock Option” means an Option that qualifies as an incentive stock option under Section 422 (or any successor section) of the Code and the regulations thereunder.

(s) “Just Cause Dismissal” shall mean a termination of a Recipient’s Service for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Company or the Recipient’s superiors or the Chief Executive Officer or President of the Company that (A) results in damage to the Company or (B) after written notice to do so, the Recipient fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes fraud, embezzlement or dishonesty; (v) the Recipient’s performing services for any other person or entity which competes with the Company while he or she is providing Service, without the written approval of the Chief Executive Officer or President of the Company; or (vi) any other conduct that the Administrator determines constitutes Just Cause for Dismissal; provided, however, that if the term of concept has been defined in an employment agreement between the Company and the Recipient, then Just Cause Dismissal shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Related Corporation to discharge or dismiss any Recipient or other person in the Service of the Company or any Related Corporation for any other acts or omissions but such other acts or omission shall not be deemed, for purposes of the Plan, to constitute grounds for Just Cause Dismissal.

(t) “Nonemployee Director” means a director of the Company who is not an Employee of the Company or any of its Related Corporations.

(u) “Nonemployee Director’s Option” means a Nonqualified Stock Option granted to a Nonemployee Director pursuant to Article III of the Plan.

(v) “Nonqualified Stock Option” means an Option that does not qualify as an Incentive Stock Option.

(w) “Option” means a right to purchase stock of the Company granted under this Plan, and can be an Incentive Stock Option or a Nonqualified Stock Option.

(x) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(y) “Performance Award” means an award, payable in cash, Common Stock or a combination thereof, which vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the award.

(z) “Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an Eligible Person will receive under any Incentive Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Incentive Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating margin, (ix) return on operating revenue, (x) attainment of stated goals related to the Company’s research and development or clinical trials programs, (xi) attainment of stated goals related to the Company’s capitalization, costs, financial condition, or results of operations, and (xii) any other similar performance criteria.

(aa) “Permanent Disability” shall mean the inability of the Recipient to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

(bb) “Plan” means the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan as set forth in this document.

(cc) “Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock).

(dd) “Recipient” means an Eligible Person who has received an Award hereunder.

(ee) “Related Corporation” means either a Parent or Subsidiary.

(ff) “Restricted Stock” means Common Stock that is the subject of an award made under Section 2.04 and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any Award Document.

(gg) “Securities Act” means the Securities Act of 1933, as amended.

(hh) “Service” means the performance of services for the Company or its Related Corporations by a person in the capacity of an Employee, a director or a consultant, except to the extent otherwise specifically provided in the Award Document.

(ii) “Stock Appreciation Right” means a right granted under Section 2.05 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

(jj) “Stock Payment” means a payment in shares of Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

(kk) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
1.02     Purpose of the Plan.
      The Board has adopted this Plan to advance the interests of the Company and its stockholders by (a) providing Eligible Persons with financial incentives to promote the success of the Company’s business objectives, and to increase their proprietary interest in the success of the Company, and (b) giving the Company a means to attract and retain Eligible Persons.
1.03     Common Stock Subject to the Plan.
      (a) Number of Shares. Subject to Section 1.05(b), the maximum number of shares of Common Stock that may be issued and outstanding or subject to outstanding Awards under the Plan shall not exceed 20,800,000.
      (b) Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.
      (c) Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award granted under this Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Award under this Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.
      (d) Grant Limits. Notwithstanding any other provision of this Plan, no Eligible Person shall be granted Awards with respect to more than 7,000,000 shares of Common Stock in the aggregate in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation.
1.04     Administration of the Plan.
      (a) The Administrator. The Plan will be administered by a Committee, which will consist of two or more members of the Board each of whom must be an “independent director” as defined by applicable listing standards. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Board may, in lieu of the Committee, exercise any authority granted to the Committee pursuant to the provisions of the Plan. To obtain the benefits of Rule 16b-3, Incentive Awards must be granted by the entire Board or a Committee comprised entirely of “non-employee directors” as such term is defined in Rule 16b-3. In addition, if Incentive Awards are to be made to persons subject to Section 162(m) of the Code and such Awards are intended to constitute Performance-Based Compensation, then such Incentive Awards must be granted by a Committee comprised entirely of “outside directors” as such term is defined in the regulations under Section 162(m) of the Code.
      (b) Authority of the Administrator. The Administrator has authority in its discretion to select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards, and such other terms and conditions applicable to each individual Incentive Award as the Administrator shall determine. In addition, the Administrator shall have all other powers granted to it in the Plan.
      (c) Interpretation. Subject to the express provisions of the Plan, the Administrator has the authority to interpret the Plan and any Award Documents, to determine the terms and conditions of Incentive Awards and to make all other determinations necessary or advisable for the administration of the Plan. All interpretations, determinations and actions by the Administrator shall be final, conclusive and binding upon all parties. The Administrator has authority to prescribe, amend and rescind rules and regulations relating to the Plan.
      (d) Special Rules Regarding Nonemployee Director Options. Notwithstanding anything herein to the contrary, the Administrator shall have no authority or discretion as to the selection of persons eligible to receive Nonemployee Directors’ Options granted under the Plan, the number of shares covered by Nonemployee Directors’ Options granted under the Plan, the timing of such grants, or the Exercise Price of Nonemployee Directors’ Options granted under the Plan, which matters are specifically governed by the provisions of the Plan.
      (e) No Liability. The Administrator and its delegates shall be indemnified by the Company to the fullest extent provided for in the Company’s certificate of incorporation and bylaws.
1.05     Other Provisions.
      (a) Documentation. Each Award granted under the Plan shall be evidenced by an Award Document which shall set forth the terms and conditions applicable to the Award as the Administrator may in its discretion determine consistent with the Plan, provided that the Administrator shall exercise no discretion with respect to Nonemployee Directors’ Options, which shall reflect only the terms of the Award as set forth in Article III and certain administrative matters dictated by the Plan. Award Documents shall comply with and be subject to the terms and conditions of the Plan. In case of any conflict between the Plan and any Award Document, the Plan shall control. Various Award Documents covering the same types of Awards may but need not be identical.

      (b) Adjustment Provisions. Should any change be made to the outstanding shares of Common Stock by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock dividend, stock split, reverse stock split, exchange of shares or other change affecting the outstanding Common Stock without the Company’s receipt of consideration, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares subject to the Plan as provided in Section 1.03, (ii) the number and kind of shares or other securities subject to then outstanding Awards, (iii) the price for each share or other unit of any other securities subject to then outstanding Awards and (iv) the number and kind of shares or other securities subject to the Nonemployee Director Options described in Section 3.01 and 3.02. In addition, the per person limitation set forth in Section 1.03(d) shall also be subject to adjustment as provided in this Section 1.05(b), but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation. Such adjustments are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under the Awards. In no event shall any adjustments be made in connection with the conversion of preferred stock or warrants into shares of Common Stock. No fractional interests will be issued under the Plan resulting from any such adjustments.
      (c) Continuation of Service. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the Service of the Company or its Related Corporations or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or its Related Corporations to reduce such person’s compensation or other benefits or to terminate the Service of such Eligible Person or Recipient, with or without cause. Except as expressly provided in the Plan or in any Award Document, the Company shall have the right to deal with each Recipient in the same manner as if the Plan and any Award Document did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient.
      (d) Restrictions. All Awards granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.
      (e) Additional Conditions. Any Incentive Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administrator determines appropriate.
      (f) Tax Withholding. The Company’s obligation to deliver shares of Common Stock under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.
      (g) Privileges of Stock Ownership. Except as otherwise set forth herein, a Holder shall have no rights as a stockholder of the Company with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award, performance by the Holder of all obligations thereunder, and the Company issues a stock certificate representing the appropriate number of shares. Status as an Eligible Person shall not be construed as a commitment that any Incentive Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
      (h) Effective Date and Duration of Plan; Amendment and Termination of Plan. The Plan shall become effective upon its approval by the Company’s stockholders. Unless terminated by the Board prior to such time, the Plan shall continue in effect until the 10th anniversary of the date the Plan was adopted, whereupon the Plan shall terminate automatically. The Board may, insofar as permitted by law, from time to time suspend or terminate the Plan. No Awards may be granted during any suspension of this Plan or after its termination. Any Award outstanding after the termination of the Plan shall remain in effect until such Award has been exercised or expires in accordance with its terms and the terms of the Plan. The Board may, insofar as permitted by law, from time to time revise or amend the Plan in any respect except that no such amendment shall adversely affect any rights or obligations of the Holder under any outstanding Award previously granted under the Plan without the consent of the Holder. Amendments shall be subject to stockholder approval to the extent such approval is required to comply with the listing requirements imposed by any exchange or trading system upon which the Company’s securities trade or applicable law.
      (i) Amendment of Awards. The Administrator may make any modifications in the terms and conditions of an outstanding Incentive Award, provided that (i) the resultant provisions are permissible under the Plan and (ii) the consent of the Holder shall be obtained if the amendment will adversely affect his or her rights under the Award. However, the outstanding Options may not be repriced without stockholder approval.
      (j) Nonassignability. No Incentive Stock Option granted under the Plan shall be assignable or transferable except by will or by the laws of descent and distribution. No other Awards granted under the Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, (ii) to one or more of the Recipient’s family members (as such term is defined in the instructions to Form S-8) or (iii) upon dissolution of marriage pursuant to a qualified domestic relations order. During the lifetime of a Recipient, an Award granted to him or her shall be exercisable only by the Holder or his or her guardian or legal representative.
      (k) Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the existence of the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for Eligible Persons.
      (l) Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.
      (m) Participation by Foreign Employees. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of the Plan, structure grants of Incentive Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.
ARTICLE II
INCENTIVE AWARDS
2.01     Grants of Incentive Awards.
      Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select from the class of Eligible Persons those individuals to whom Incentive Awards may be granted pursuant to its authority as set forth in Section 1.04(b). Each Incentive Award shall be subject to the terms and conditions of the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the provisions of the Plan.
2.02     Options.
      (a) Nature of Options. The Administrator may grant Incentive Stock Options and Nonqualified Stock Options under the Plan. However, Incentive Stock Options may only be granted to Employees of the Company or its Related Corporations.
      (b) Option Price. The Exercise Price per share for each Option (other than a Nonemployee Director’s Option) shall be determined by the Administrator at the date such Option is granted and shall not be less than the Fair Market Value of a share of Common Stock (or other securities, as applicable) on the date of grant, except that the Exercise Price for a Nonqualified Stock Option may reflect a discount of up to 15% of the Fair Market Value at the time of grant if the amount of such discount is expressly in lieu of a reasonable amount of salary or cash bonus. Notwithstanding the foregoing, however, in no event shall the Exercise Price be less than the par value of the shares of Common Stock.
      (c) Option Period and Vesting. Options (other than Nonemployee Directors’ Options) hereunder shall vest and may be exercised as determined by the Administrator, except that exercise of such Options after termination of the Recipient’s Service shall be subject to Section 2.02(g). Each Option granted hereunder (other than a Nonemployee Directors Option) and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the date the Option is granted and shall be subject to earlier termination as herein provided.
      (d) Exercise of Options. Except as otherwise provided herein, an Option may become exercisable, in whole or in part, on the date or dates specified by the Administrator (or, in the case of Nonemployee Directors’ Options, the Plan) at the time the Option is granted and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Holder, together with payment of the Exercise Price made in accordance with Section 2.02(e). Upon proper exercise, the Company shall deliver to the person entitled to exercise the Option or his or her designee a certificate or certificates for the shares of stock for which the Option is exercised.
      (e) Form of Exercise Price. The aggregate Exercise Price shall be immediately due and payable upon the exercise of an Option and shall, subject to the provisions of the Award Document, be payable in one or more of the following: (i) by delivery of legal tender of the United States, (ii) by delivery of shares of Common Stock held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, and/or (iii) through a sale and remittance procedure pursuant to which the Holder shall concurrently provide irrevocable instructions to (A) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (B) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Any shares of Company stock or other non-cash consideration assigned and delivered to the Company in payment or partial payment of the Exercise Price will be valued at Fair Market Value on the exercise date.
      (f) Limitation on Exercise of Incentive Stock Options. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under the Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the Code during any one calendar year shall not exceed $100,000. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options. Options are to be taken into account in the order in which they were awarded.
      (g) Termination of Service.

(i) Termination for Cause. Except as otherwise provided by the Administrator, in the event of a Just Cause Dismissal of a Recipient, all of the outstanding Options granted to such Recipient shall expire and become unexercisable as of the date of such Just Cause Dismissal.

(ii) Termination Other Than for Cause. Subject to subsection (i) above and except as otherwise provided by the Administrator, in the event of a Recipient’s termination of Service from the Company or its Related Corporations due to:

(A) any reason other than Just Cause Dismissal, death, or Permanent Disability, or normal retirement, the outstanding Options granted to such Recipient, whether or not vested, shall expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient had remained in Service or (2) three calendar months after the date the Recipient’s Service terminated in the case of Incentive Stock Options, or six months after the Recipient’s Service terminated, in the case of Nonqualified Stock Options.

(B) death or Permanent Disability, the outstanding Options granted to such Recipient, whether or not vested, shall expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient had remained in Service or (2) twelve months after the date of termination.

(C) normal retirement, the outstanding Options granted to such Recipient, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Options expire in accordance with their terms or (B) twenty-four months after the date of retirement.

(iii) Termination of Director Service. In the event that a Director shall cease to be a Nonemployee Director, all outstanding Options (other than a Nonemployee Director’s Option) granted to such Recipient shall be exercisable, to the extent already vested and exercisable on the date such Recipient ceases to be a Nonemployee Director and regardless of the reason the Recipient ceases to be a Nonemployee Director until the fifth anniversary of the date such Director ceases to be a Nonemployee Director; provided that the Administrator may extend such post-termination period to up to the expiration date of the Option.
2.03     Performance Awards.
      (a) Grant of Performance Award. The Administrator may grant Performance Awards under the Plan and shall determine the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and timing of payment of Performance Awards.
      (b) Payment of Award; Limitation. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Holder in cash or in shares of Common Stock valued at Fair Market Value or a combination of Common Stock and cash, as the Administrator in its discretion may determine. Notwithstanding any other provision of this Plan, no Eligible Person shall be paid Performance Awards with a value in excess of $1,000,000 in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to the Performance Award hereunder to qualify as Performance-Based Compensation.
      (c) Expiration of Performance Award. If any Recipient’s Service is terminated for any reason other than normal retirement, death or Permanent Disability prior to the time a Performance Award or any portion thereof becomes payable, all of the Holder’s rights under the unpaid portion of the Performance Award shall expire unless otherwise determined by the Administrator. In the event of termination of Service by reason of death, Permanent Disability or normal retirement, the Administrator, in its discretion, may determine what portions, if any, of the Performance Award should be paid to the Holder.
2.04     Restricted Stock.
      (a) Award of Restricted Stock. The Administrator may issue Restricted Stock under the Plan. The Administrator shall determine the Purchase Price (if any), the forms of payment of the Purchase Price (which shall be either cash or past services), the restrictions upon the Restricted Stock, and when such restrictions shall lapse.
      (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to the Plan will be subject to the following conditions:

(i) No Transfer. The shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii) Certificates. The Administrator may require that the certificates representing shares of Restricted Stock granted or sold to a Holder pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii) Restrictive Legends. Each certificate representing shares of Restricted Stock granted or sold to a Holder pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

(iv) Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.
      (c) Rights of Holder. Subject to the provisions of Section 2.04(b) and any additional restrictions imposed by the Administrator, the Holder will have all rights of a stockholder with respect to the Restricted Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
      (d) Termination of Service. Unless the Administrator in its discretion determines otherwise, upon a Recipient’s termination of Service for any reason, all of the Restricted Stock issued to the Recipient that remains subject to restrictions imposed pursuant to the Plan on the date of such termination of Service may be repurchased by the Company at the Purchase Price (if any).
      (e) Adjustments. Any new, substituted or additional securities or other property which Holder may have the right to receive with respect to the Holder’s shares of Restricted Stock by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock dividend, stock split, reverse stock split, exchange of shares or other change affecting the outstanding Common Stock without the Company’s receipt of consideration shall be issued subject to the same vesting requirements applicable to the Holder’s shares of Restricted Stock and shall be treated as if they had been acquired on the same date as such shares.
2.05     Stock Appreciation Rights.
      (a) Granting of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights, either related or unrelated to Options, under the Plan.
      (b) Stock Appreciation Rights Related to Options.

(i) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 2.05(b)(iii). Such Option will, to the extent surrendered, then cease to be exercisable.

(ii) A Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(iii) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

      (c) Stock Appreciation Rights Unrelated to Options. The Administrator may grant Stock Appreciation Rights unrelated to Options to Eligible Persons. Section 2.05(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Exercise Price specified in the related Option the initial base amount specified in the Incentive Award shall be used.
      (d) Limits. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.
      (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. If permitted by the Administrator, the Holder may elect to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.
      (f) Termination of Service. Section 2.02(g) will govern the treatment of Stock Appreciation Rights upon the termination of a Recipient’s Service.
2.06     Stock Payments.
      The Administrator may issue Stock Payments under the Plan for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.
2.07     Dividend Equivalents.
      The Administrator may grant Dividend Equivalents to any Recipient who has received an Option, Stock Appreciation Right, or other Incentive Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the Recipients thereof to payments during the “Applicable Dividend Period,” which shall be (a) the period between the date the Dividend Equivalent is granted and the date the related Option, Stock Appreciation Right, or other Incentive Award is exercised, terminates, or is converted to Common Stock, or (b) such other time as the Administrator may specify in the Award Document. Dividend Equivalents may be paid in cash, Common Stock, or other Incentive Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to Recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Incentive Award qualify as Performance-Based Compensation and the amount of the compensation the Eligible Person could receive under the award is based solely on an increase in value of the underlying stock after the date of grant or award (i.e., the grant, vesting, or exercisability of the award is not conditioned upon the attainment of a preestablished, objective performance goal described in Section 1.01(x)), then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.
ARTICLE III
NONEMPLOYEE DIRECTOR’S OPTIONS
3.01     Grants of Initial Options.
      Each Nonemployee Director shall, upon first becoming a Nonemployee Director, receive a one-time grant of a Nonqualified Stock Option to purchase up to 40,000 shares of Common Stock at an Exercise Price per share equal to the Fair Market Value of the Common Stock on the date of grant. Options granted under this Section 3.01 vest in accordance with Section 3.04(a) hereof and are “Initial Options” for purposes hereof.

3.02     Grants of Additional Options.
      On the date of the annual meeting of stockholders of the Company next following a Nonemployee Director becoming such, and on the date of each subsequent annual meeting of stockholders of the Company, in each case if the Nonemployee Director has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting or is continuing as a director without being re-elected due to the classification of the Board, such Nonemployee Director shall automatically receive a Nonqualified Stock Option to purchase up to 10,000 shares of Common Stock at an Exercise Price per share equal to the Fair Market Value of Common Stock on the date of grant. Options granted under this Section 3.02 vest in accordance with Section 3.04(b) hereof and are “Additional Options” for purposes hereof. Notwithstanding the foregoing to the contrary, the first grant of Additional Options shall be made to eligible Nonemployee Directors on the date of the 2005 annual meeting of stockholders.
3.03     Exercise Price.
      The Exercise Price for Nonemployee Directors’ Options shall be payable as set forth in Section 2.02(e).
3.04     Vesting and Exercise.
      (a) Initial Options shall vest and become exercisable with respect to 25% of the underlying shares on the grant date and with respect to an additional 25% of the underlying shares on the dates of each of the first three anniversaries of the date of grant provided the Recipient has remained a Nonemployee Director for the entire period from the date of grant to such date.
      (b) Additional Options shall vest and become exercisable upon the earlier of (i) the first anniversary of the grant date or (ii) immediately prior to the annual meeting of stockholders of the Company next following the grant date, provided the Recipient has remained a Nonemployee Director for the entire period from the date of grant to such earlier date.
      (c) Notwithstanding the foregoing, however, Initial Options and Additional Options that have not vested and become exercisable at the time the Recipient ceases to be a Nonemployee Director shall expire.
3.05     Term of Options and Effect of Termination.
      No Nonemployee Directors’ Option shall be exercisable after the expiration of ten years from the date of its grant. In the event that the Recipient of a Nonemployee Director’s Option shall cease to be a Nonemployee Director, all outstanding Nonemployee Directors’ Options granted to such Recipient shall be exercisable, to the extent already vested and exercisable on the date such Recipient ceases to be a Nonemployee Director and regardless of the reason the Recipient ceases to be a Nonemployee Director until the fifth anniversary of the date such Director ceases to be a Nonemployee Director; provided that the Administrator may extend such post-termination period to the expiration date of the Option.
ARTICLE IV
RECAPITALIZATIONS AND REORGANIZATIONS
4.01     Corporate Transactions.
      (a) Options. Unless the Administrator provides otherwise in the Award Document or another written agreement, in the event of a Change in Control, the Administrator shall provide that all Options (other than Non-employee Director Options) either (i) vest in full immediately preceding the Change in Control and terminate upon the Change in Control, (ii) are assumed or continued in effect in connection with the Change in Control transaction, (iii) are cashed out for an amount equal to the deal consideration per share less the Exercise Price or (iv) are substituted for similar awards of the surviving corporation. Each Option that is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Recipient in consummation of such Change in Control had the Recipient been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (A) the Exercise Price payable per share under each outstanding Option, provided the aggregate Exercise Price payable for such securities shall remain the same, (B) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (C) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year and (D) the number and/or class of securities subject to Nonemployee Director’s Options. To the extent the holders of Common Stock receive cash consideration in whole or part for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding Options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
      (b) Nonemployee Directors’ Options. Immediately prior to a Change of Control, all outstanding Nonemployee Directors’ Options shall vest in full.
      (c) Other Incentive Awards. The Administrator may specify the effect that a Change in Control has on an Incentive Award (other than an Option) outstanding at the time such a Change in Control occurs either in the applicable Award Document or by subsequent modification of the Award.
4.02     No Restraint.
      The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

Form of Option Grant

Notice of Grant of Stock Options and Option Agreement	La Jolla Pharmaceutical Co. ID: 33-0361285 6455 Nancy Ridge Drive San Diego, CA 92121 (858) 452-6600
Name:	Option Number:
	Plan:	2004
Address:	ID:
      Effective                     , you have been granted a(n) Incentive Stock Option to buy                      shares of La Jolla Pharmaceutical Co. (the Company) stock at $           per share.
      The total option price of the shares granted is $          .
      Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

      By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

La Jolla Pharmaceutical Company	------------------------------------ Date

Name	Date

ANNEX I
FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
LA JOLLA PHARMACEUTICAL COMPANY
      La Jolla Pharmaceutical Company (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the Corporation is: La Jolla Pharmaceutical Company.

2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article IV thereof and by substituting in lieu of said Article the following new Article:
ARTICLE IV
AUTHORIZED CAPITAL STOCK

The Corporation is authorized to issue two classes of stock designated “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that this Corporation is authorized to issue is Two Hundred Thirty Three Million (233,000,000), consisting of Two Hundred Twenty Five Million (225,000,000) shares of Common Stock, par value $0.01 per share, and Eight Million (8,000,000) shares of Preferred Stock, par value $0.01 per share.

The Board is hereby authorized to issue the shares of Preferred Stock in one or more series, to fix the number of shares of any such series of Preferred Stock, to determine the designation of any such series, and to fix the rights, preferences, and privileges and the qualifications, limitations or restrictions of the series of Preferred Stock to the full extent permitted under the Delaware General Corporation Law. The authority of the Board with respect to any series of Preferred Stock shall include, without limitation, the power to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions, if any), the redemption price or prices, and the liquidation preferences and the number of shares constituting any such additional series and the designation thereof, or any of them; and to increase or decrease the number of authorized shares of any series subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the authorized number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Effective at 5:00 p.m. on , 2005 (the “Effective Time”), the issued and outstanding Common Stock of the Corporation will be reverse split on a one-for-five basis so that each five shares of Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be converted into and reconstituted as one share of Common Stock (the “Reverse Split”). No fractional shares will be issued by the Corporation as a result of the Reverse Split, and, as of the Effective Time, stockholders otherwise entitled to receive fractions of shares shall have no further interest as a stockholder in respect of such fractions of shares. In lieu of such fractions of shares, the Corporation will pay the holders thereof cash in an amount equal to (i) the value of such fractional shares based on the closing price per share of the Common Stock as reported on the Nasdaq National Market or the Nasdaq Capital Market, as applicable, on the day preceding the Effective Time or (ii) if the Common Stock is not then listed on the Nasdaq National Market or the Nasdaq Capital Market, the fair market value of the Common Stock as determined by the Corporation’s board of directors.

I-1

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
Executed on this      day of                               , 2005.

Name:
Title:

I-2

LA JOLLA PHARMACEUTICAL COMPANY
PROXY CARD
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               The undersigned hereby appoints Steven B. Engle and Gail A. Sloan, and each of them, as proxies, each with the power to appoint such proxy’s substitute and hereby authorizes them to represent and vote all of the shares of common stock of La Jolla Pharmaceutical Company held by the undersigned on October 14, 2005 at the special meeting of stockholders to be held on Friday, December 2, 2005 and at any and all adjournments or postponements thereof, with like effect as if the undersigned were personally present and voting upon the following matters.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑.
1.	Approval of the proposed issuance of common stock and warrants to purchase common stock to certain investors pursuant to the Securities Purchase Agreement, dated as of October 6, 2005.

FOR ☐ AGAINST ☐ ABSTAIN ☐

2.	Approval of the proposed amendment of our certificate of incorporation to increase the authorized number of shares of our common stock by 50,000,000.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	Approval of the proposed amendment to the La Jolla Pharmaceutical Company 2004 Equity Incentive Plan (i) to increase the number of shares of common stock that may be issued under the plan by 16,000,000, (ii) to increase the number of shares of common stock that may be issued under the plan to any eligible person in any calendar year by 6,000,000 and (iii) to eliminate the minimum restriction period requirement with respect to restricted stock granted under the plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	Approval of the proposed decrease in the number of issued and outstanding shares of common stock by means of a one-for-five reverse stock split.

FOR ☐ AGAINST ☐ ABSTAIN ☐

5.	In their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.
               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 4. This proxy confers discretionary authority with respect to matters not known or determined at the time of mailing the notice of special meeting and the enclosed proxy statement.

               The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement furnished herewith and directs that his or her votes be cast by the above named proxies in the manner directed herein. All other proxies heretofore given by the undersigned to vote shares of common stock of La Jolla Pharmaceutical Company are expressly revoked.

Dated , 2005

Signatures(s) of stockholder
               Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign, When signing as executor, adminstrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
               Please sign and return this proxy in the enclosed envelope. The giving of this proxy will not affect your right to vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. You may also submit to the Secretary of La Jolla Pharmaceutical Company a later dated revocation or amendment to this proxy on any of the matters set forth above.